(2_FIDELITY_LOGOS)FIDELITY

INVESTMENT GRADE BOND
FUND
SEMIANNUAL REPORT
OCTOBER 31, 1995
CONTENTS


PRESIDENT'S MESSAGE    3    Ned Johnson on investing
                            strategies.

PERFORMANCE            4    How the fund has done over time.

FUND TALK              7    The manager's review of fund
                            performance, strategy and outlook.

INVESTMENT CHANGES     10   A summary of major shifts in the
                            fund's investments over the past six
                            months.

INVESTMENTS            11   A complete list of the fund's
                            investments with their market
                            values.

FINANCIAL STATEMENTS   19   Statements of assets and liabilities,
                            operations, and changes in net
                            assets,
                            as well as financial highlights.

NOTES                  23   Notes to the financial statements.


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN
EFFECTIVE
PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES,
CALL
1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
PRESIDENT'S MESSAGE


DEAR SHAREHOLDER:
Although the markets have been fairly positive this year, no one can predict what lies ahead for investors. Last year, stocks posted below-average returns and bonds had one of the worst years in history. This downturn followed a period in which the investing environment was generally very positive.
These market ups and downs are a normal part of investing, and there are some basic principles that are helpful for investors to remember in different types of markets.
Keeping in mind that the effects of interest rate changes on your bond investments will only be "paper" gains or losses unless you sell your shares, staying in your bond fund may be appropriate if your investment horizon is at least a year or more. The longer your investing time frame, the more likely it is that you will retain your principal investment through both up and down markets. For example, a 10-year time frame, such as saving for a college education, enables you to weather these ups and downs in a long-term fund, which has higher potential returns. An intermediate-length fund could be appropriate if your investment horizon is two to four years, and a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, there is no assurance that a money market fund will achieve its goal, and it is important to remember that money market funds are not insured or guaranteed by any agency of the U.S. government.
No matter what your investment horizon or portfolio diversity, it makes good sense to follow a regular investment plan - investing a certain amount of money at the same time each month or quarter - and to review your portfolio periodically. A periodic investment plan will not, of course, assure a profit or protect against a loss.
If you have any questions, please call us at 1-800-544-8888. We stand ready to provide the information you need to make the investments that are right for you.
Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in a fund's share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells securities that have grown in value). You can also look at the fund's income to measure performance.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1995         PAST 6   PAST 1   PAST 5   PAST
                                       MONTH    YEAR     YEARS    10
                                       S                          YEARS

Investment Grade Bond                  7.45%    12.15%   65.48%   147.52%

Lehman Brothers Aggregate Bond Index   8.07%    15.65%   58.53%   157.15%

Average Corporate BBB-Rated Bond       8.95%    16.45%   69.65%   155.05%
Fund

Consumer Price Index                   1.18%    2.81%    15.13%   41.40%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one, five, or 10 years. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers Aggregate Bond Index - a broad measure of the performance of the U.S. bond market. To measure how the fund stacked up against its peers, you can compare it to the average corporate BBB-rated bond fund, which reflects the performance of 85 funds with similar objectives tracked by Lipper Analytical Services over the past six months. These benchmarks include reinvested dividends and capital gains, if any. Comparing the fund's performance to the consumer price index (CPI) helps show how your fund did compared to inflation. (The CPI returns begin on the month end closest to the fund's start date.) AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1995         PAST 1   PAST 5   PAST 10
                                       YEAR     YEARS    YEARS

Investment Grade Bond                  12.15%   10.60%   9.49%

Lehman Brothers Aggregate Bond Index   15.65%   9.65%    9.91%

Average Corporate BBB-Rated Bond       16.45%   11.10%   9.78%
Fund

Consumer Price Index                   2.81%    2.86%    3.52%

AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER 10 YEARS
               Investment GradLB Aggregate
      10/31/85       10000.00    10000.00
      11/30/85       10279.15    10240.30
      12/31/85       10560.86    10553.31
      01/31/86       10608.71    10612.02
      02/28/86       11073.63    11030.41
      03/31/86       11340.34    11375.69
      04/30/86       11428.34    11433.63
      05/31/86       11166.63    11215.49
      06/30/86       11487.84    11508.28
      07/31/86       11547.01    11610.55
      08/31/86       11763.12    11898.28
      09/30/86       11569.39    11781.24
      10/31/86       11740.70    11951.94
      11/30/86       11909.54    12118.36
      12/31/86       11999.04    12164.63
      01/31/87       12169.17    12335.72
      02/28/87       12255.64    12421.26
      03/31/87       12163.59    12365.27
      04/30/87       11755.06    12026.21
      05/31/87       11662.78    11979.16
      06/30/87       11769.41    12144.02
      07/31/87       11771.52    12134.69
      08/31/87       11704.79    12069.76
      09/30/87       11411.34    11812.74
      10/31/87       11726.37    12233.46
      11/30/87       11866.83    12331.44
      12/31/87       12012.48    12499.42
      01/31/88       12475.59    12938.80
      02/29/88       12669.40    13092.39
      03/31/88       12505.59    12969.52
      04/30/88       12430.62    12899.53
      05/31/88       12339.12    12812.82
      06/30/88       12596.43    13121.94
      07/31/88       12557.46    13053.11
      08/31/88       12574.28    13087.33
      09/30/88       12835.58    13383.62
      10/31/88       13043.39    13635.59
      11/30/88       12926.57    13469.94
      12/31/88       12964.19    13485.11
      01/31/89       13099.89    13679.14
      02/28/89       13076.23    13579.98
      03/31/89       13154.82    13638.70
      04/30/89       13393.25    13924.10
      05/31/89       13675.60    14289.99
      06/30/89       14099.90    14725.10
      07/31/89       14427.03    15038.11
      08/31/89       14201.75    14815.30
      09/30/89       14244.70    14891.13
      10/31/89       14532.82    15258.18
      11/30/89       14635.82    15403.61
      12/31/89       14649.58    15444.82
      01/31/90       14451.75    15261.30
      02/28/90       14489.02    15310.29
      03/31/90       14488.59    15321.56
      04/30/90       14372.73    15181.20
      05/31/90       14763.56    15630.69
      06/30/90       14987.14    15881.48
      07/31/90       15210.29    16101.17
      08/31/90       15007.19    15886.15
      09/30/90       15095.06    16017.58
      10/31/90       14957.66    16220.93
      11/30/90       15279.89    16570.11
      12/31/90       15538.15    16828.29
      01/31/91       15698.42    17036.32
      02/28/91       15944.93    17181.74
      03/31/91       16150.18    17299.95
      04/30/91       16358.45    17487.36
      05/31/91       16474.23    17589.63
      06/30/91       16472.36    17580.68
      07/31/91       16691.26    17824.48
      08/31/91       17107.69    18210.20
      09/30/91       17475.08    18579.21
      10/31/91       17649.21    18786.06
      11/30/91       17820.98    18958.32
      12/31/91       18477.09    19521.35
      01/31/92       18245.76    19255.77
      02/29/92       18391.38    19380.98
      03/31/92       18359.78    19271.72
      04/30/92       18424.12    19410.92
      05/31/92       18804.23    19777.20
      06/30/92       19024.19    20049.38
      07/31/92       19591.63    20458.43
      08/31/92       19767.44    20665.68
      09/30/92       19942.41    20910.65
      10/31/92       19669.14    20633.41
      11/30/92       19687.34    20638.07
      12/31/92       20013.39    20966.25
      01/31/93       20482.29    21368.30
      02/28/93       20996.35    21742.36
      03/31/93       21190.58    21832.96
      04/30/93       21302.94    21984.99
      05/31/93       21416.00    22012.99
      06/30/93       21977.30    22411.93
      07/31/93       22315.80    22538.69
      08/31/93       22933.11    22933.74
      09/30/93       22998.97    22996.73
      10/31/93       23271.98    23082.67
      11/30/93       23075.31    22886.31
      12/31/93       23261.30    23010.34
      01/31/94       23624.95    23321.02
      02/28/94       22854.29    22915.86
      03/31/94       22184.59    22350.88
      04/30/94       22015.89    22172.41
      05/31/94       22054.83    22169.30
      06/30/94       21932.10    22120.30
      07/31/94       22277.43    22559.69
      08/31/94       22345.32    22587.68
      09/30/94       22158.09    22255.23
      10/31/94       22070.53    22235.40
      11/30/94       22138.07    22186.02
      12/31/94       22016.31    22339.22
      01/31/95       22271.86    22781.32
      02/28/95       22581.75    23322.96
      03/31/95       22712.83    23466.05
      04/30/95       23035.22    23793.84
      05/31/95       23856.35    24714.60
      06/30/95       24015.65    24895.79
      07/31/95       23946.48    24840.19
      08/31/95       24182.76    25139.98
      09/30/95       24415.28    25384.56
      10/31/95       24752.30    25714.67

$10,000 OVER 10 YEARS: Let's say you invested $10,000 in Investment Grade Bond Fund on October 31, 1985. As the chart shows, by October 31, 1995, the value of your investment would have grown to $24,752 - a 147.52% increase on your initial investment. For comparison, look at how the Lehman Brothers Aggregate Bond Index did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $25,715 - a 157.15% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is no
guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return, and yield of
a fund that invests in bonds
will vary. That means if you
sell your shares during a
market downturn, you might
lose money. But if you can ride
out the market's ups and
downs, you may have a gain.
(checkmark)
TOTAL RETURN COMPONENTS
      SIX MONTHS    YEARS ENDED APRIL 30,
      ENDED
      OCTOBER 31,

      1995   1995   1994   1993   1992   1991

Dividend return         3.45%   6.99%   6.92%   8.56%     9.12%    9.70%

Capital appreciation    4.00%   -2.36   -3.57     7.07%   3.51%      4.12%
return                          %       %

Total return            7.45%   4.63%   3.35%   15.63%    12.63%   13.82%

DIVIDEND returns and capital appreciation returns are both part of a bond fund's total return. A dividend return reflects the actual dividends paid by the fund. A capital appreciation return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or gains are reinvested.
DIVIDENDS AND YIELD
PERIODS ENDED OCTOBER 31, 1995    PAST          PAST 6         PAST
                                  MONTH         MONTHS         YEAR

Dividends per share               3.94(cents)   23.62(cents)   47.37(cents)

Annualized dividend rate          6.40%         6.53%          6.72%

30-day annualized yield           5.72%         -              -

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $7.25 over the past month, $7.18 over the past six months and $7.05 over the past year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.
FUND TALK: THE MANAGER'S OVERVIEW


An interview with Michael Gray, Portfolio Manager of Fidelity Investment Grade Bond Fund
Q. MICHAEL, HOW HAS THE FUND PERFORMED?
A. For the six months ended October 31, 1995, the fund had a total return of 7.45%, compared to a return of 8.95% over the same period for the average BBB-rated corporate bond fund, as tracked by Lipper Analytical Services. The Lehman Brothers Aggregate Bond Index was up 8.07% for the period. The fund underperformed its peers, mostly because the fund has a shorter duration - or price sensitivity to changes in interest rates - than the average fund in its group. This means that in a falling interest rate environment like we've seen over the past year, funds with longer durations performed better than ones with shorter durations. Conversely, when interest rates rise, funds with shorter durations historically have less price sensitivity.
Q. WE HAVE SEEN A SOLID BULL MARKET FOR BONDS THIS YEAR. THIS MUST HAVE HELPED THE FUND A GREAT DEAL?
A. Absolutely. The bond market completely reversed last year's dismal performance. Throughout the period, bond prices rose and interest rates fell. The primary driver behind the interest-rate decline was a slowing in economic growth and the expectation of a lower rate of inflation. Inflation is a bond's greatest enemy because it erodes the value of the investment. Generally, when the economy slows, the Federal Reserve Board will lower short-term interest rates in an attempt to stimulate growth. In the third quarter of this year, the Fed did just that and lowered the federal funds rate 25 basis points or 0.25%. Additionally, bonds benefited from economic indicators which pointed to relatively little inflation.
Q. WHAT AREA OF THE INVESTMENT-GRADE BOND MARKET HELPED THE FUND THE MOST?
A. Corporate bonds have performed well. In conjunction with low interest rates - which lower a company's borrowing costs - we've seen strong corporate earnings and solid balance sheets. This has caused credit quality to improve. Additionally, a limited supply of corporate bonds and strong demand for these bonds helped the market.
Q. DO YOU PLAN TO ADD TO THE FUND'S CORPORATE BOND POSITION?
A. Actually, I've been reducing the fund's corporate position. There are signs the economy is slowing, which could hurt earnings. Additionally, the supply of corporate bonds has picked up recently and a lot of merger and acquisition activity has created fear in the market. In my opinion, corporates are currently at very rich levels and, on a risk/reward basis, don't make as much sense at this time. In other words, their up side appears very limited and their down side looks great. Corporate bonds had a good run, but going forward, the outlook does not appear to be very favorable.
Q. WERE THERE ANY DISAPPOINTMENTS?
A. One letdown was the maturity structure I employed last spring. At the time, I positioned the fund with a barbell structure in that it held relatively large positions in short-term and long-term securities with relatively smaller positions in intermediate-term securities. These positions were established to take advantage of my expectation that the Federal Reserve Board would not lower short-term rates, thus creating a flat yield curve. As it turned out, the economy weakened more than expected and the Fed did ease rates. This caused the yield curve to steepen as short-term securities fell in yield more than longer-term securities. As a result, the fund did not benefit from the barbell positioning.
Q. WAS THERE A PARTICULAR SECTOR OF THE MARKET THAT PROVED TO BE
DISAPPOINTING?
A. Utility bonds have not had a good year. The sector is in transition from being heavily regulated to a more competitive environment. However, the progress has been slow, and over time, utility company margins have weakened along with earnings prospects. I should point out, though, that these bonds currently make up only about 3% of the fund.
Q. WHAT'S HAPPENED IN THE MORTGAGE-BACKED SECURITIES MARKET AND HOW DID YOU POSITION THE FUND IN THESE SECURITIES?
A. I was underweighted versus the fund's index in mortgage-backed securities - such as Ginnie Maes - throughout the year as spreads widened versus Treasuries. Prepayment fears - or the market's fear that these securities' underlying pool of mortgages would be paid off early and force bond holders to invest at less attractive rates - have cheapened the market and created value. In addition, as rates returned to 18-month lows, new issuance began to pick up as homeowners took advantage of new low rates to refinance their existing mortgages.
Q. HAVE YOU ADDED MORE MORTGAGE-BACKED SECURITIES TO THE PORTFOLIO?
A. Yes, I slowly began adding mortgage-backed securities as the market cheapened.
Q. HOW WOULD YOU DESCRIBE THE FUND'S DURATION VERSUS ITS BENCHMARK INDEX?
A. I've brought the fund's duration more in line with its benchmark index, the Lehman Brothers Aggregate Bond Index. This gives the fund a greater predictability when it comes to interest rate sensitivity. This strategy allows me to add value through sector allocation and individual security selection without introducing the increased volatility that can be associated with timing the market. I will continue to rely on Fidelity's internal research department to analyze fundamental factors about an issuer such as credit quality - or the issuer's ability to pay interest and principal on its bonds in a timely fashion.
Q. SO, WHAT'S YOUR OUTLOOK, MICHAEL?
A. I believe we may continue to see a constructive environment for bonds. If Congress makes some headway on the budget and the Fed eases rates, bonds could still be strong. Budget cutting generally constrains growth and it appears inflation will remain low. The market, of course, is not without some risks and I will continue to monitor political and economic events as they happen.

FUND FACTS
GOAL: high current income,
by investing mainly in
investment grade debt
securities, with a focus on
medium- and long-term
bonds.
START DATE: August 6, 1971
SIZE: as of October 31, 1995
more than $1.1 billion
MANAGER: Michael Gray,
since 1987; also manages
Spartan Investment Grade
Bond Fund and VIPII:
Investment Grade; joined
Fidelity
in 1982
(checkmark)
MICHAEL GRAY ON FOREIGN
GOVERNMENT OBLIGATIONS IN
FIDELITY INVESTMENT GRADE
BOND FUND:
"I do not choose to invest in
non-dollar denominated
securities. The fund's
approximately 7% foreign
position is mostly in securities
known as Yankee bonds.
These dollar-denominated
bonds are issued in the U.S.
by foreign governments and
corporations. The advantage of
owning Yankee bonds is that
they generally trade
inexpensively for good quality
instruments. Historically, they
have generally proven to be
strong performers."
(solid bullet)  The fund's estimated
duration at the end of the
period of 4.4 years was
slightly below that of its
benchmark index, the
Lehman Brothers Aggregate
Bond Index, which stood at
approximately 4.6 years.
Duration is a measure of a
bond or bond fund's price
sensitivity to a given change
in interest rates. In other
words, it is the approximate
percentage change in price
for a 1% change in interest
rates. For example, a duration
of 4 years means the fund will
likely go up or down roughly
4% for every 1% change in
interest rates. Of course,
other factors also can
influence a bond fund's
performance and share price.
Accordingly, a bond fund's
actual performance may differ
from this example.
INVESTMENT CHANGES


QUALITY DIVERSIFICATION AS OF OCTOBER 31, 1995
(MOODY'S RATINGS)   % OF FUND'S    % OF FUND'S INVESTMENTS
                    INVESTMENTS    6 MONTHS AGO

 Aaa                 68.2           47.9

 Aa                  3.6            3.0

 A                   7.5            9.2

  Baa                10.2           14.0

  Ba                 1.3            3.3

  B                  0.0            0.0

  Not rated          1.6            1.4

TABLE EXCLUDES SHORT-TERM INVESTMENTS. SECURITIES RATED AS "BA" BY MOODY'S WERE RATED INVESTMENT GRADE BY OTHER NATIONALLY RECOGNIZED RATING AGENCIES OR ASSIGNED AN INVESTMENT GRADE RATING AT THE TIME OF ACQUISITION BY FIDELITY.
AVERAGE YEARS TO MATURITY AS OF OCTOBER 31, 1995
               6 MONTHS AGO

Years    7.6    9.5

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY DOLLAR AMOUNT.
DURATION AS OF OCTOBER 31, 1995
               6 MONTHS AGO

Years    4.4    4.2

DURATION SHOWS HOW MUCH A BOND'S PRICE FLUCTUATES WITH CHANGES IN
COMPARABLE INTEREST RATES. IF RATES RISE 1% FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
ASSET ALLOCATION
AS OF OCTOBER 31, 1995* AS OF APRIL 30, 1995**
27.3.3
Corporate bonds 19.3%
U.S. government
and agency
obligations 67.3%
Foreign government
obligations 4.1%
Stocks 0.5%
Short-term
investments 7.1%
Other 1.7%
Corporate bonds 27.3%
U.S. government
and agency
obligations 46.5%
Foreign government
obligations 4.0%
Stocks 1.1%
Short-term
investments 20.2%
Other 0.9%
Row: 1, Col: 1, Value: 2.8
Row: 1, Col: 2, Value: 7.1
Row: 1, Col: 3, Value: 1.5
Row: 1, Col: 4, Value: 4.1
Row: 1, Col: 5, Value: 65.3
Row: 1, Col: 6, Value: 19.2
Row: 1, Col: 1, Value: 1.9
Row: 1, Col: 2, Value: 20.2
Row: 1, Col: 3, Value: 2.1
Row: 1, Col: 4, Value: 4.0
Row: 1, Col: 5, Value: 44.5
Row: 1, Col: 6, Value: 27.3
FOREIGN
INVESTMENTS 7.0%
**
*
FOREIGN
INVESTMENTS 7.8%
INVESTMENTS OCTOBER 31, 1995 (UNAUDITED)

Showing Percentage of Total Value of Investments in Securities


NONCONVERTIBLE BONDS - 19.3%
 MOODY'S  PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000S)
BASIC INDUSTRIES - 0.2%
PAPER & FOREST PRODUCTS - 0.2%
Boise Cascade Corp. 9 7/8%, 2/15/01  Baa3 $ 2,500 $ 2,709
DURABLES - 0.8%
AUTOS, TIRES, & ACCESSORIES - 0.4%
Pep Boys-Manny, Moe & Jack
8 7/8%, 4/15/96  Baa2  4,000  4,040
CONSUMER ELECTRONICS - 0.4%
Black & Decker Corp. 7 1/2%, 4/1/03  Ba1  5,000  5,167
TOTAL DURABLES   9,207
ENERGY - 1.0%
OIL & GAS - 1.0%
Elf Aquitaine yankee 7 3/4%, 5/1/99   Aa3  5,000  5,244
Texas Eastern Transmission Corp.:
10 3/8%, 11/15/00  Baa1  3,000  3,496
 10%, 8/15/01  Baa1  2,350  2,715
  11,455
FINANCE - 9.2%
ASSET-BACKED SECURITIES - 0.3%
Discover Card Trust 7 7/8%, 4/16/98  A2  830  835
KeyCorp Auto Grantor Trust 5.80%, 7/15/00  A3  1,104  1,100
Standard Credit Card Master Trust I
7.65%, 2/15/00  A2  430  444
Union Acceptance Corp. 7.075%, 7/10/02  Baa2  1,525  1,535
  3,914
BANKS - 4.4%
Central Fidelity Banks, Inc. 8.15%, 11/15/02  Baa2  4,000  4,302
Citicorp 9%, 4/15/99  A2  2,000  2,171
Crestar Financial Corp. 8 3/4%, 11/15/04  Baa1  4,750  5,302
First Maryland Bancorp 8 3/8%, 5/15/02  Baa1  3,000  3,270
First USA Bank 5 3/4%, 1/15/99  Baa3  4,000  3,934
MBNA American Bank, N.A. 7 1/4%, 9/15/02  A3  4,600  4,728
Mercantile Bancorporation, Inc.
7 5/8%, 10/15/02  Baa1  1,000  1,044
Provident Bank:
7 1/8%, 3/15/03  Baa2  2,500  2,526
 6 3/8%, 1/15/04  Baa2  600  576
NONCONVERTIBLE BONDS - CONTINUED
 MOODY'S  PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000S)
FINANCE - CONTINUED
BANKS - CONTINUED
Shawmut National Corp. 7.20%, 4/15/03  Baa2 $ 6,700 $ 6,880
Society National Bank 7 1/4%, 6/1/05  A1  5,000  5,170
UJB Financial Corp. 8 5/8%, 12/10/02  Baa3  5,500  6,086
Zions Bancorporation 8 5/8%, 10/15/02  BBB-  5,000  5,432
  51,421
CREDIT & OTHER FINANCE - 3.6%
Fleet Mortgage Group 6 1/2%, 9/15/99  A3  250  250
Ford Motor Credit Co. 8 3/8%, 1/15/23  A1  5,000  5,256
General Motors Acceptance Corp.:
7 7/8%, 2/23/98  A3  9,000  9,330
 6%, 7/13/98  A3  5,000  4,977
Household Finance Corp.:
7.80%, 11/1/96  A2  4,000  4,065
 6 3/4%, 6/1/20  A2  1,450  1,471
Secured Finance, Inc. Kroger gtd. secured
9.05%, 12/15/04  Aaa  4,000  4,594
Tenneco Credit Corp.:
10.05%, 8/17/98  Baa2  3,000  3,264
 9 5/8%, 8/15/01  Baa2  8,000  9,121
  42,328
INSURANCE - 0.2%
Metropolitan Life Insurance Co.
6.30%, 11/1/03 (d)  Aa3  500  479
Nationwide Mutual Insurance Co.
6 1/2%, 2/15/04 (d)  Aa3  1,500  1,458
  1,937
SAVINGS & LOANS - 0.7%
Ahmanson (H.F.) & Co. 7 7/8%, 9/1/04  Baa2  2,600  2,753
Great Western Bank 10 1/4%, 6/15/20  A3  800  894
Home Savings of America 10 1/2%, 6/12/97  A3  5,000  5,077
  8,724
TOTAL FINANCE   108,324
NONCONVERTIBLE BONDS - CONTINUED
 MOODY'S  PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000S)
INDUSTRIAL MACHINERY & EQUIPMENT - 0.5%
ELECTRICAL EQUIPMENT - 0.4%
Westinghouse Electric Corp. 8 3/8%, 6/15/02  Ba1 $ 5,000 $ 5,009
INDUSTRIAL MACHINERY & EQUIPMENT - 0.1%
Caterpillar, Inc. 8%, 2/15/23  A2  500  553
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   5,562
MEDIA & LEISURE - 2.1%
LEISURE DURABLES & TOYS - 0.7%
Brunswick Corp. 8 1/8%, 4/1/97  Baa1  3,500  3,560
Mattel, Inc. 6 7/8%, 8/1/97  Baa1  5,000  5,028
  8,588
PUBLISHING - 1.4%
News American Holdings, Inc.:
gtd. 9 1/8%, 10/15/99  Baa3  4,000  4,373
 8 5/8%, 2/1/03  Baa3  3,240  3,540
Time Warner Entertainment Co. LP
9 5/8%, 5/1/02  Baa3  8,000  9,100
  17,013
TOTAL MEDIA & LEISURE   25,601
NONDURABLES - 0.6%
FOODS - 0.2%
Quaker Oats Co. 7.30%, 8/29/05  A3  1,360  1,406
Ralcorp Holdings, Inc. 8 3/4%, 9/15/04  Ba1  800  876
  2,282
TOBACCO - 0.4%
RJR Nabisco, Inc. gtd. 8 3/4%, 4/15/04  Baa3  4,200  4,272
TOTAL NONDURABLES   6,554
PRECIOUS METALS - 0.1%
Teck Corp. 8.70%, 5/1/02  Baa2  1,500  1,637
RETAIL & WHOLESALE - 0.4%
GROCERY STORES - 0.4%
American Stores Co. 7.20%, 6/09/03  Baa3  5,000  5,123
NONCONVERTIBLE BONDS - CONTINUED
 MOODY'S  PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000S)
SERVICES - 0.4%
PRINTING - 0.4%
Valassis Communications, Inc. 9.55%, 12/1/03 Baa3 $ 5,000 $ 5,081 TECHNOLOGY - 0.4%
COMPUTERS & OFFICE EQUIPMENT - 0.4%
Comdisco, Inc.:
7 3/4%, 1/29/97  Baa2  2,000  2,035
 9 1/4%, 7/6/00  Baa2  2,000  2,218
  4,253
TRANSPORTATION - 0.5%
AIR TRANSPORTATION - 0.5%
United Air Lines, Inc.:
10.67%, 5/1/04  Baa3  3,000  3,454
 equipment trust certificates, 9.76%, 5/13/06  Baa1  2,000  2,253
  5,707
UTILITIES - 3.1%
ELECTRIC UTILITY - 2.7%
British Columbia Hydro & Power Authority
yankee:
 euro 15 1/2%, 7/15/11  Aa2  1,990  2,243
  15 1/2%, 7/15/11  Aa2  1,000  1,127
  15 1/2%, 11/15/11  Aa2  1,000  1,155
  12 1/2%, 1/15/14  Aa2  2,110  2,565
Gulf States Utilities Co. 9.72%, 7/1/98  Ba1  4,098  4,290
Hydro-Quebec yankee 8.40%, 1/15/22  A2  17,500  19,183
Systems Energy Resources, Inc. 1st mtg.
10 1/2%, 9/1/96  Baa3  1,000  1,035
  31,598
GAS - 0.4%
Centragas Transpotadora De Gas
10.65%, 12/1/10 (d)  BBB-  1,250  1,319
Transco Energy Co.:
9 1/2%, 12/1/95  Baa2  2,000  2,007
 9 3/8%, 8/15/01  Baa2  2,000  2,253
  5,579
TOTAL UTILITIES   37,177
TOTAL NONCONVERTIBLE BONDS
(Cost  $221,442)   228,390
U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - 59.1%
 MOODY'S  PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000S)
U.S. TREASURY OBLIGATIONS - 57.7
8 3/4%, 10/15/97  Aaa $ 38,900 $ 41,112
8 1/2%, 5/15/97  Aaa  143,166  149,160
5 1/8%, 3/31/98  Aaa  37,455  36,993
9 1/4%, 8/15/98  Aaa  5,000  5,450
5 1/8%, 12/31/98  Aaa  25,000  24,570
7 3/4%, 12/31/99  Aaa  55,830  59,782
7 7/8%, 8/15/01  Aaa  24,770  27,181
11 7/8%, 11/15/03  Aaa  23,520  32,208
6 1/4%, 2/15/03  Aaa  125,970  128,195
11 3/4%, 2/15/10  Aaa  25,460  35,537
12 3/4%, 11/15/10  Aaa  800  1,191
9 7/8%, 11/15/15  Aaa  12,500  17,397
9%, 11/15/18  Aaa  80,270  104,840
8 1/8%, 8/15/19  Aaa  9,000  10,834
12%, 8/15/23  Aaa  4,200  6,301
  680,751
U.S. GOVERNMENT AGENCY OBLIGATIONS - 1.4%
Government Trust Certificates (assets of Trust
guaranteed by U.S. Government through
Export-Import Bank):
 Series 1994-A 7.39%, 6/26/06  Aaa  513  538    Series 1994-C 6.61%,
9/15/99  Aaa  701  709
 Series 1995-A 6.28%, 6/15/04  Aaa  7,300  7,309
Private Export Funding Corp. 5.80%, 2/1/04  Aaa  590  578
State of Israel (guaranteed by U.S. Government
through Agency for International Development):
  5 1/4%, 3/15/98  Aaa  1,970  1,946
  8%, 11/15/01  Aaa  900  982
  6 1/4%, 8/15/02  Aaa  4,120  4,150
  16,212
TOTAL U.S. GOVERNMENT AND GOVERNMENT
AGENCY OBLIGATIONS (Cost $678,914)   696,963
U.S. GOVERNMENT AGENCY - MORTGAGE-BACKED SECURITIES - 8.2%
 MOODY'S  PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000S)
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 0.5%
6%, 5/1/01 to 10/1/02    Aaa $ 5,545 $ 5,473
12 1/2%, 7/1/11 to 7/1/15   Aaa  657  759
  6,232
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 7.7%
7%, 11/15/24  Aaa  10,000  9,930
7 1/2%, 12/15/22 to 9/15/25  Aaa  9,889  10,020
8%, 4/15/16 to 7/15/25   Aaa  12,892  13,303
9%, 4/15/16 to 10/15/25   Aaa  47,524  50,036
10%, 11/15/09 to 9/15/25   Aaa  6,382  6,989
  90,278
TOTAL U.S. GOVERNMENT AGENCY -
MORTGAGE-BACKED SECURITIES
(Cost $95,131)   96,510
COMMERCIAL MORTGAGE SECURITIES - 1.7%
CS First Boston Mortgage Securities Corp.
commercial Series 1995 - AEW1 Class A-1,
6.665%, 11/25/27  AAA  3,500  3,498
FDIC commercial Series 1994-C1 Class II A-1,
6.30%, 9/25/25  Aaa  439  439
Kearny Street Mortgage commercial floater
Series 1995-1 Class A-1, 7.0399%,
2/20/30 (d)(g)  AAA  1,587  1,610
Oregon pass thru certificates commercial Series
1995 Class A-1, 7.15%, 6/25/26 (d)  AAA  3,481  3,494
Resolution Trust Corp. commercial:
Series 1994-C1 Class A-4,
 7 1/4%, 6/25/26  AAA  814  811
 Series 1994-C2 Class A-2,
 7 3/4%, 4/25/25  AAA  670  673
 Series 1994-C2 Class A-4,
 7 1/2%, 4/25/25  AAA  859  860
 Series 1994-N2 Class 2, 7 1/2%,
 12/15/04 (d)(e)  Aa2  2,100  2,109
 Series 1995-C1 Class A-2A,
 6 1/4%, 2/25/27  Aaa  3,996  3,977
 Series 1995-C1 Class A-4A,
 6 1/4%, 2/25/27  Aaa  2,383  2,371
Structured Asset Securities Corp. commercial
Series 1993-C1 Class A-1, 6.60%, 10/25/24  AA+  818  814
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $20,565)   20,656
FOREIGN GOVERNMENT OBLIGATIONS (F) - 4.1%
 MOODY'S  PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000S)
Manitoba Province yankee:
6 7/8%, 9/15/02  A1 $ 3,000 $ 3,075
 8.80%, 1/15/20  A1  15,000  18,007
Mexico Value Recovery (rights) (a)  -    1  -
Ontario Province yankee:
7 3/4%, 6/4/02  Aa3  3,000  3,202
 7 3/8%, 1/27/03  Aa3  8,000  8,389
 15 1/8%, 5/1/11  Aa3  7,000  7,691
 17%, 11/5/11  Aa3  2,860  3,338
 15 1/4%, 8/31/12  Aa3  3,000  3,617
Province of Chaco, Argentina 11 7/8%,
9/10/97 (c)    -  667  687
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $44,393)   48,006
NONCONVERTIBLE PREFERRED STOCKS - 0.5%
 SHARES
UTILITIES - 0.5%
ELECTRIC UTILITY - 0.5%
Gulf States Utilities Co. $1.75  120,000  2,850
Niagara Mohawk Power Corp. Series A adj. rate  49,605  843
Public Service Co. of New Hampshire Series A  80,000  2,110
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $5,973)   5,803
REPURCHASE AGREEMENTS - 7.1%
 MATURITY
 AMOUNT
 (000S)
Investments in repurchase agreements
(U.S. Treasury obligations) in a
joint trading account at 5.88%,
dated 10/31/95 due 11/1/95  $ 83,769  83,755
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $1,150,173)  $ 1,180,083
LEGEND
1. Non-income producing
2. Standard & Poor's Corporation credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
3. Restricted securities - Investment in securities not registered under the Securities Act of 1933 (see Note 2 of Notes to Financial Statements). Additional information on each holding is as follows:
  ACQUISITION
 ACQUISITION COST
SECURITY DATE (000S)
Province of Chaco,
 Argentina 11 7/8%,
 9/10/97 3/9/94 $ 706
4. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $10,469,000 or 0.9% of net assets.
5. Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date.
6. Some foreign government obligations have not been individually rated by S&P or Moody's. The ratings listed are assigned to securities by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.
7. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows:
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 79.3% AAA, AA, A 79.5%
Baa 10.2% BBB  11.2%
Ba 1.3% BB  1.1%
B 0.0% B  0.0%
Caa 0.0% CCC  0.0%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
For some foreign government obligations, FMR has assigned the ratings of the sovereign credit of the issuing government. The percentage not rated by either S&P or Moody's amounted to 0.1%.
INCOME TAX INFORMATION
At October 31, 1995, the aggregate cost of investment securities for income tax purposes was $1,150,499,000. Net unrealized appreciation aggregated $29,584,000, of which $35,220,000 related to appreciated investment securities and $5,636,000 related to depreciated investment securities.
The fund intends to elect to defer to its fiscal year ending April 30, 1996 approximately $33,024,000 of losses recognized during the period November 1, 1994 to April 30, 1995.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

AMOUNTS IN THOUSANDS (EXCEPT PER-SHARE AMOUNT) OCTOBER 31, 1995 (UNAUDITED)

ASSETS

Investment in securities, at value (including repurchase                                 $ 1,180,083
agreements of $83,755) (cost $1,150,173) -
See accompanying schedule

Cash                                                                                      799

Receivable for investments sold                                                           23,866

Interest receivable                                                                       23,537

 TOTAL ASSETS                                                                             1,228,285

LIABILITIES

Payable for investments purchased                                             $ 34,634

Payable for fund shares redeemed                                               4,265

Distributions payable                                                          990

Accrued management fee                                                         442

Other payables and accrued expenses                                            335

 TOTAL LIABILITIES                                                                        40,666

NET ASSETS                                                                               $ 1,187,619

Net Assets consist of:

Paid in capital                                                                          $ 1,180,501

Distributions in excess of net investment income                                          (5,468)

Accumulated undistributed net realized gain (loss) on                                     (17,374)
investments and foreign currency transactions

Net unrealized appreciation (depreciation) on                                             29,960
investments and assets and liabilities in foreign
currencies

NET ASSETS, for 163,627 shares outstanding                                               $ 1,187,619

NET ASSET VALUE, offering price and redemption price per                                  $7.26
share ($1,187,619 (divided by) 163,627 shares)


STATEMENT OF OPERATIONS

AMOUNTS IN THOUSANDS SIX MONTHS ENDED OCTOBER 31, 1995 (UNAUDITED)

INVESTMENT INCOME                                                               $ 332
Dividends

Interest (including income on securities loaned of $18)                          42,111

 TOTAL INCOME                                                                    42,443

EXPENSES

Management fee                                                       $ 2,595

Transfer agent fees                                                   1,327

Accounting and security lending fees                                  167

Non-interested trustees' compensation                                 3

Custodian fees and expenses                                           27

Registration fees                                                     16

Audit                                                                 22

Legal                                                                 2

Miscellaneous                                                         1

 TOTAL EXPENSES                                                                  4,160

NET INVESTMENT INCOME                                                            38,283

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                                26,476

 Futures contracts                                                    (9,413)    17,063

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                                25,094

 Futures contracts                                                    1,429      26,523

NET GAIN (LOSS)                                                                  43,586

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                                 $ 81,869
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS                                        SIX MONTHS       YEAR ENDED
                                                            ENDED OCTOBER    APRIL 30,
                                                            31,              1995
                                                            1995
                                                            (UNAUDITED)

INCREASE (DECREASE) IN NET ASSETS

Operations                                                  $ 38,283         $ 69,460
Net investment income

 Net realized gain (loss)                                    17,063           (21,556)

 Change in net unrealized appreciation (depreciation)        26,523           (1,495)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING             81,869           46,409
FROM OPERATIONS

Distributions to shareholders                                (37,881)         (68,863)
From net investment income

 From net realized gain                                      -                (15,380)

 In excess of net realized gain                              (4,766)          -

 TOTAL DISTRIBUTIONS                                         (42,647)         (84,243)

Share transactions                                           260,904          620,869
Net proceeds from sales of shares

 Reinvestment of distributions                               36,405           70,579

 Cost of shares redeemed                                     (236,013)        (509,255)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING             61,296           182,193
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                    100,518          144,359

NET ASSETS

 Beginning of period                                         1,087,101        942,742

 End of period (including distributions in excess of net    $ 1,187,619      $ 1,087,101
investment income of $5,468 and $5,870,
respectively)

OTHER INFORMATION
Shares

 Sold                                                        36,348           88,842

 Issued in reinvestment of distributions                     5,053            10,023

 Redeemed                                                    (32,879)         (72,842)

 Net increase (decrease)                                     8,522            26,023


FINANCIAL HIGHLIGHTS
      SIX MONTHS     YEAR ENDED APRIL 30,
      ENDED
      OCTOBER 31,
      1995

      (UNAUDITED)   1995   1994 C   1993   1992   1991


SELECTED PER-SHARE
DATA

Net asset value,               $ 7.010   $ 7.300   $ 7.570   $ 7.070   $ 6.830   $ 6.560
beginning of period

Income from Investment          .241      .464      .522      .570      .591      .592
Operations
Net investment income

 Net realized and               .275      (.147)    (.254)    .499      .244      .277
 unrealized gain (loss)

 Total from investment          .516      .317      .268      1.069     .835      .869
 operations

Less Distributions              (.236)    (.487)    (.525)    (.569)    (.595)    (.599)
From net investment
 income

 In excess of net               -         -         (.013)    -         -         -
 investment income

 From net realized gain         -         (.120)    -         -         -         -

 In excess of net               (.030)    -         -         -         -         -
 realized gain

 Total distributions            (.266)    (.607)    (.538)    (.569)    (.595)    (.599)

Net asset value, end of        $ 7.260   $ 7.010   $ 7.300   $ 7.570   $ 7.070   $ 6.830
period

TOTAL RETURN B                  7.45%     4.63      3.35      15.63     12.63     13.82
                                         %         %         %         %         %

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period      $ 1,188   $ 1,087   $ 943     $ 1,018   $ 943     $ 455
(in millions)

Ratio of expenses to            .72%      .75       .74       .68       .70       .67
average net assets             A         %         %         %         %         %

Ratio of net investment         6.61%     7.00      6.94      7.74      8.29      8.84
income to average net          A         %         %         %         %         %
assets

Portfolio turnover rate         156%      90        61        74        77        101
                               A         %         %         %         %         %


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C EFFECTIVE NOVEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
NOTES TO FINANCIAL STATEMENTS
For the period ended October 31, 1995 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Investment Grade Bond Fund (the fund) is a fund of Fidelity Fixed-Income Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Short-term securities maturing within sixty days of their purchase date are valued either at amortized cost or original cost plus accrued interest, both of which approximate current value. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS.
Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, futures and options transactions, foreign currency transactions, market discount and losses deferred due to wash sales.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Distributions in excess of net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FORWARD FOREIGN CURRENCY CONTRACTS. The fund may use foreign currency contracts to facilitate transactions in foreign securities and to manage the fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the fund's investments against currency fluctuations. Also, a contract to buy or sell can offset a previous contract. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.
The U.S. dollar value of forward foreign currency contracts is determined using forward currency exchange rates supplied by a quotation service. Purchases and sales of forward foreign currency contracts having the same settlement date and broker are offset and any realized gain (loss) is recognized on the date of offset; otherwise, gain (loss) is recognized on settlement date.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances
2. OPERATING POLICIES - CONTINUED
JOINT TRADING ACCOUNT - CONTINUED
are invested in one or more repurchase agreements that mature in 60 days or less from the date of purchase, and are collateralized by U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The fund, through its custodian, receives delivery of the underlying U.S. Treasury or Federal Agency Securities, the market value of which is required to be at least equal to the repurchase price. For term repurchase agreement transactions, the underlying securities are marked-to-market daily and maintained at a value at least equal to the repurchase price. FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
FUTURES CONTRACTS AND OPTIONS. The fund may use futures and options contracts to manage its exposure to the bond market and to fluctuations in interest rates and currency values. Buying futures, writing puts, and buying calls tend to increase the fund's exposure to the underlying instrument. Selling futures, buying puts, and writing calls tend to decrease the fund's exposure to the underlying instrument, or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price. Options traded over-the-counter are valued using dealer-supplied valuations.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $687,000 or 0.1% of net assets.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $970,726,000 and $780,382,000, respectively, of which U.S. government and government agency obligations aggregated $929,576,000 and $659,469,000, respectively.
The market value of futures contracts opened and closed during the period amounted to $88,276,000 and $194,335,000, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1200% to .3700% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rate is .30%. For the period, the management fee was equivalent to an annualized rate of .45% of average net assets.
DISTRIBUTION AND SERVICE PLAN.
Pursuant to the Distribution and Service Plan (the Plan), and in accordance with Rule 12b-1 of the 1940 Act, FMR or the fund's distributor, Fidelity Distributors Corporation (FDC), an affiliate of FMR, may use their resources to pay administrative and promotional expenses related to the sale of the fund's shares. Subject to the approval of the Board of Trustees, the Plan also authorizes payments to third parties that assist in the sale of the fund's shares or render shareholder support services. FMR or FDC has informed the fund that payments made to third parties under the Plan amounted to $17,000 for the period.
TRANSFER AGENT FEES. Fidelity Service Co. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements.
ACCOUNTING AND SECURITY LENDING FEES. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.
5. SECURITY LENDING.
The fund loaned securities to certain brokers who paid the fund negotiated lenders' fees. These fees are included in interest income. The fund receives U.S. Treasury obligations and/or cash as collateral against the loaned securities, in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. At period end, there were no loans outstanding.


TO CALL FIDELITY


FOR FUND INFORMATION AND QUOTES
The Fidelity Telephone Connection offers you special automated telephone services for quotes and balances. The services are easy to use, confidential and quick. All you need is a Touch Tone telephone.
YOUR PERSONAL IDENTIFICATION NUMBER
(PIN)
The first time you call one of our automated telephone services, we'll ask you to set up your Personal Identification
Number (PIN).  The PIN assures that
only you have automated telephone
access to your account information.
Please have your Customer Number
(T-account #) handy when you call -
you'll need it to establish your PIN. If you would ever like to change your PIN, just choose the "Change your Personal
Identification Number" option when
you call. If you forget your PIN, please call a Fidelity representative at 1-800-
544-6666 for assistance.




(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC
(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC
MUTUAL FUND QUOTES*
1-800-544-8544
Just make a selection from this record-ed menu:
PRESS
 For quotes on funds you own.
1.
 For an individual fund quote.
2.
 For the ten most frequently
requested Fidelity fund quotes.
3.
 For quotes on Fidelity Select
Portfolios(registered trademark).
4.
 To change your Personal
Identification Number (PIN).
5.
 To speak with a Fidelity
representative.
6.
(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC
(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC
MUTUAL FUND ACCOUNT
BALANCES 1-800-544-7544
Just make a selection from this record-
ed menu:
PRESS
 For balances on funds you own.
1.
 For your most recent fund activity
(purchases, redemptions, and
dividends).
2.
 To change your Personal
Identification Number (PIN).
3.
 To speak with a Fidelity
representative.
4.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL
VARY AND, EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT
YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO
ASSURANCE THAT
MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN
A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.
TOTAL
RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS
AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.
TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.
(LETTER_GRAPHIC)(LETTER_GRAPHIC)(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
(LETTER_GRAPHIC)(LETTER_GRAPHIC)(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
OVERNIGHT EXPRESS
Fidelity Investments
100 Crosby Parkway - KP2C
Covington, KY 41015-4399
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 193
Boston, MA 02210-0193
(LETTER_GRAPHIC)(LETTER_GRAPHIC)(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.
ARIZONA
7373 N. Scottsdale Road
Scottsdale, AZ
CALIFORNIA
851 East Hamilton Avenue
Campbell, CA
527 North Brand Boulevard
Glendale, CA
19100 Von Karman Avenue
Irvine, CA
10100 Santa Monica Blvd.
Los Angeles, CA
811 Wilshire Boulevard
Los Angeles, CA
251 University Avenue
Palo Alto, CA
1760 Challenge Way
Sacramento, CA
7676 Hazard Center Drive
San Diego, CA
455 Market Street
San Francisco, CA
1400 Civic Drive
Walnut Creek, CA
6300 Canoga Avenue
Woodland Hills, CA
COLORADO
1625 Broadway
Denver, CO
CONNECTICUT
185 Asylum Street
Hartford, CT
265 Church Street
New Haven, CT
300 Atlantic Street
Stamford, CT
DELAWARE
222 Delaware Avenue
Wilmington, DE
FLORIDA
4400 N. Federal Highway
Boca Raton, FL
90 Alhambra Plaza
Coral Gables, FL
4090 N. Ocean Boulevard
Ft. Lauderdale, FL
4001 Tamiami Trail, North
Naples, FL
1907 West State Road 434
Orlando, FL
2401 PGA Boulevard
Palm Beach Gardens, FL
8065 Beneva Road
Sarasota, FL
2000 66th Street, North
St. Petersburg, FL
GEORGIA
3525 Piedmont Road, N.E.
Atlanta, GA
1000 Abernathy Road
Atlanta, GA
HAWAII
700 Bishop Street
Honolulu, HI
ILLINOIS
215 East Erie Street
Chicago, IL
One North Franklin
Chicago, IL
540 Lake Cook Road
Deerfield, IL
1415 West 22nd Street
Oak Brook, IL
1700 East Golf Road
Schaumburg, IL
LOUISIANA
201 St. Charles Avenue
New Orleans, LA
MAINE
3 Canal Plaza
Portland, ME
MARYLAND
7401 Wisconsin Avenue
Bethesda, MD
1 West Pennsylvania Ave.
Towson, MD
MASSACHUSETTS
470 Boylston Street
Boston, MA
21 Congress Street
Boston, MA
25 State Street
Boston, MA
300 Granite Street
Braintree, MA
44 Mall Road
Burlington, MA
416 Belmont Street
Worcester, MA
MICHIGAN
280 North Woodward Ave.
Birmingham, MI
29155 Northwestern Hwy.
Southfield, MI
MINNESOTA
7600 France Avenue South
Edina, MN
MISSOURI
700 West 47th Street
Kansas City, MO
8885 Ladue Road
Ladue, MO
200 North Broadway
St. Louis, MO
NEW JERSEY
56 South Street
Morristown, NJ
501 Route 17, South
Paramus, NJ
505 Millburn Avenue
Short Hills, NJ
NEW YORK
1050 Franklin Avenue
Garden City, NY
999 Walt Whitman Road
Melville, L.I., NY
1271 Avenue of the
 Americas
New York, NY
71 Broadway
New York, NY
350 Park Avenue
New York, NY
10 Bank Street
White Plains, NY
NORTH CAROLINA
4611 Sharon Road
Charlotte, NC
2200 West Main Street
Durham, NC
OHIO
600 Vine Street
Cincinnati, OH
28699 Chagrin Boulevard
Woodmere Village, OH
1903 East Ninth Street
Cleveland, OH
OREGON
121 S.W. Morrison Street
Portland, OR
PENNSYLVANIA
1735 Market Street
Philadelphia, PA
439 Fifth Avenue
Pittsburgh, PA
TENNESSEE
5100 Poplar Avenue
Memphis, TN
TEXAS
10000 Research Boulevard
Austin, TX
7001 Preston Road
Dallas, TX
1155 Dairy Ashford
Houston, TX
2701 Drexel Drive
Houston, TX
1010 Lamar Street
Houston, TX
400 East Las Colinas Blvd.
Irving, TX
14100 San Pedro
San Antonio, TX
UTAH
215 South State Street
Salt Lake City, UT
VERMONT
199 Main Street
Burlington, VT
VIRGINIA
8180 Greensboro Drive
McLean, VA
WASHINGTON
411 108th Avenue, N.E.
Bellevue, WA
511 Pine Street
Seattle, WA
WASHINGTON, DC
1775 K Street,  N.W.
Washington, DC
WISCONSIN
595 North Barker Road
Brookfield, WI

INVESTMENT ADVISER
Fidelity Management & Research
  Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
J. Gary Burkhead, Senior Vice President
Fred L. Henning, Jr., Vice President
Michael Gray, Vice President
Arthur S. Loring, Secretary
Kenneth A. Rathgeber, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox*
Phyllis Burke Davis*
Richard J. Flynn*
Edward C. Johnson 3d
E. Bradley Jones*
Donald J. Kirk*
Peter S. Lynch
Edward H. Malone*
Marvin L. Mann*
Gerald C. McDonough*
Thomas R. Williams*
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Co.
Boston, MA
CUSTODIAN
The Bank of New York
New York, NY
FIDELITY'S TAXABLE BOND FUNDS
Capital & Income
Ginnie Mae
Global Bond
Government Securities
Intermediate Bond
Investment Grade Bond
Mortgage Securities
New Markets Income
Short-Intermediate Government
Short-Term Bond
Short-Term World Income
Spartan(registered trademark) Ginnie Mae
Spartan Government Income
Spartan High Income
Spartan Investment Grade Bond
Spartan Limited Maturity Government
Spartan Long-Term Government Bond
Spartan Short-Intermediate Government
Spartan Short-Term Income
THE FIDELITY  TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Account Balances  1-800-544-7544
Exchanges/Redemptions  1-800-544-7777
Mutual Fund Quotes   1-800-544-8544
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)
* INDEPENDENT TRUSTEES
 AUTOMATED LINES FOR QUICKEST SERVICE

(2_FIDELITY_LOGOS)FIDELITY

SHORT-TERM BOND
PORTFOLIO
SEMIANNUAL REPORT
OCTOBER 31, 1995
CONTENTS


PRESIDENT'S MESSAGE    3    Ned Johnson on investing
                            strategies.

PERFORMANCE            4    How the fund has done over time.

FUND TALK              7    The manager's review of fund
                            performance, strategy and outlook.

INVESTMENT CHANGES     10   A summary of major shifts in the
                            fund's investments over the past six
                            months.

INVESTMENTS            11   A complete list of the fund's
                            investments with their market
                            values.

FINANCIAL STATEMENTS   20   Statements of assets and liabilities,
                            operations, and changes in net
                            assets,
                            as well as financial highlights.

NOTES                  24   Notes to the financial statements.


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN
EFFECTIVE
PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES,
CALL
1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
PRESIDENT'S MESSAGE


DEAR SHAREHOLDER:
Although the markets have been fairly positive this year, no one can predict what lies ahead for investors. Last year, stocks posted below-average returns and bonds had one of the worst years in history. This downturn followed a period in which the investing environment was generally very positive.
These market ups and downs are a normal part of investing, and there are some basic principles that are helpful for investors to remember in different types of markets.
Keeping in mind that the effects of interest rate changes on your bond investments will only be "paper" gains or losses unless you sell your shares, staying in your bond fund may be appropriate if your investment horizon is at least a year or more. The longer your investing time frame, the more likely it is that you will retain your principal investment through both up and down markets. For example, a 10-year time frame, such as saving for a college education, enables you to weather these ups and downs in a long-term fund, which has higher potential returns. An intermediate-length fund could be appropriate if your investment horizon is two to four years, and a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, there is no assurance that a money market fund will achieve its goal, and it is important to remember that money market funds are not insured or guaranteed by any agency of the U.S. government.
No matter what your investment horizon or portfolio diversity, it makes good sense to follow a regular investment plan - investing a certain amount of money at the same time each month or quarter - and to review your portfolio periodically. A periodic investment plan will not, of course, assure a profit or protect against a loss.
If you have any questions, please call us at 1-800-544-8888. We stand ready to provide the information you need to make the investments that are right for you.
Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in a fund's share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells bonds that have grown in value). You can also look at the fund's income to measure performance.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1995             PAST 6   PAST 1   PAST 5   LIFE OF
                                           MONTHS   YEAR     YEARS    FUND

Short-Term Bond                            4.55%    5.86%    40.69%   81.16%

Lehman Brothers 1-3 Year
 Government-Corporate Bond Index           4.69%    8.93%    40.79%   n/a

Average Short Investment Grade Bond Fund   4.89%    8.79%    42.23%   n/a

Consumer Price Index                       1.18%    2.81%    15.13%   40.11%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years, or since the fund started on September 15, 1986. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers 1-3 Year Government-Corporate Bond Index
- a broad measure of the performance of short-term government and corporate bonds. To measure how the fund's performance stacked up against its peers, you can compare it to the average short investment grade bond fund, which reflects the performance of 153 funds with similar objectives tracked by Lipper Analytical Services over the past six months. These benchmarks include reinvested dividends and capital gains, if any. Comparing the fund's performance to the consumer price index (CPI) helps show how your fund did compared to inflation. (The CPI returns begin on the month end closest to the fund's start date.)
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1995             PAST 1   PAST 5   LIFE OF
                                           YEAR     YEARS    FUND

Short-Term Bond                            5.86%    7.07%    6.72%

Lehman Brothers 1-3 Year
 Government-Corporate Bond Index           8.93%    7.08%    n/a

Average Short Investment Grade Bond Fund   8.79%    7.29%    n/a

Consumer Price Index                       2.81%    2.86%    3.75%

AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
               Short Term PLB 1-3 Ye
      09/30/86    10000.00    10000
      10/31/86    10072.04 10088.57
      11/30/86    10141.28 10150.23
      12/31/86    10172.93  10175.1
      01/31/87    10217.56 10247.66
      02/28/87    10276.98 10293.65
      03/31/87    10278.78 10316.13
      04/30/87    10151.54 10244.25
      05/31/87    10163.37 10260.26
      06/30/87    10278.16 10373.36
      07/31/87    10298.84 10430.59
      08/31/87    10332.08 10445.92
      09/30/87    10267.71 10410.15
      10/31/87    10421.07 10616.25
      11/30/87    10486.67 10687.11
      12/31/87    10576.88 10761.37
      01/31/88    10733.38 10923.52
      02/29/88    10845.82 11018.91
      03/31/88    10845.59 11043.43
      04/30/88    10853.17 11058.08
      05/31/88    10828.02 11053.65
      06/30/88    10940.03 11164.37
      07/31/88    10949.16  11172.2
      08/31/88    10968.42 11200.48
      09/30/88    11070.46 11330.27
      10/31/88    11184.47 11444.39
      11/30/88    11146.23 11417.14
      12/31/88    11180.65 11443.37
      01/31/89    11277.05 11535.34
      02/28/89    11297.59 11538.07
      03/31/89    11332.02 11584.74
      04/30/89    11476.37 11772.78
      05/31/89    11650.86 11940.04
      06/30/89    11846.54 12160.45
      07/31/89    11995.07 12341.68
      08/31/89    11965.05 12271.84
      09/30/89    12014.58 12344.06
      10/31/89    12213.07 12536.54
      11/30/89    12296.51 12648.61
      12/31/89    12356.34 12698.69
      01/31/90    12332.47 12711.97
      02/28/90    12388.43 12779.42
      03/31/90    12434.45 12819.96
      04/30/90    12460.85 12851.98
      05/31/90    12669.25 13050.59
      06/30/90    12760.41 13188.55
      07/31/90    12908.40 13348.32
      08/31/90    12888.81 13395.67
      09/30/90    12911.07 13496.17
      10/31/90    12878.99  13635.5
      11/30/90    12946.29 13768.69
      12/31/90    13070.96 13929.82
      01/31/91    13052.89 14055.87
      02/28/91    13203.03 14157.38
      03/31/91    13460.34 14260.26
      04/30/91    13643.93 14399.93
      05/31/91    13783.08 14489.87
      06/30/91    13833.63 14543.69
      07/31/91    13943.80 14671.44
      08/31/91    14177.97 14870.38
      09/30/91    14324.59 15030.49
      10/31/91    14490.57  15192.3
      11/30/91    14640.50 15345.94
      12/31/91    14904.20 15577.93
      01/31/92    14965.37 15561.91
      02/29/92    15095.20 15611.31
      03/31/92    15198.74  15607.9
      04/30/92    15281.40 15750.64
      05/31/92    15428.55 15898.14
      06/30/92    15572.51 16060.64
      07/31/92    15756.99 16249.02
      08/31/92    15894.87 16380.17
      09/30/92    16026.22 16535.17
      10/31/92    15912.83  16435.7
      11/30/92    15897.77 16412.54
      12/31/92    16005.24 16567.54
      01/31/93    16269.10 16744.34
      02/28/93    16450.68 16880.94
      03/31/93    16552.55 16935.79
      04/30/93    16633.86 17042.07
      05/31/93    16662.41 17003.24
      06/30/93    16843.71    17132
      07/31/93    16941.20 17171.18
      08/31/93    17127.41 17314.94
      09/30/93    17190.81 17370.81
      10/31/93    17300.61 17411.34
      11/30/93    17335.42 17416.45
      12/31/93    17466.52 17486.97
      01/31/94    17580.31 17598.36
      02/28/94    17427.40 17491.74
      03/31/94    17095.41 17401.81
      04/30/94    16964.24 17335.72
      05/31/94    17058.05 17359.22
      06/30/94    16900.92 17404.87
      07/31/94    17028.12 17563.28
      08/31/94    17097.98 17622.55
      09/30/94    17125.75 17583.38
      10/31/94    17117.17 17623.57
      11/30/94    17143.54 17549.65
      12/31/94    16751.59 17583.04
      01/31/95    16879.47 17824.56
      02/28/95    17057.45  18071.2
      03/31/95    17166.00 18173.74
      04/30/95    17331.76 18338.27
      05/31/95    17640.63 18655.77
      06/30/95    17746.64 18757.28
      07/31/95    17796.32 18832.23
      08/31/95    17909.10 18946.35
      09/30/95    18001.36 19040.03
      10/31/95    18119.60 19198.09

$10,000 OVER LIFE OF FUND: Let's say you invested $10,000 in Short-Term Bond Portfolio on September 30, 1986, shortly after the fund started. As the chart shows, by October 31, 1995, the value of your investment would have grown to $18,120 - an 81.20% increase on your initial investment. For comparison, look at how the Lehman Brothers 1-3 Year Government-Corporate Bond Index did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $19,198 - a 91.98% increase. UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return, and yield
of a fund that invests in
bonds will vary. That means if
you sell your shares during a
market downturn, you might
lose money. But if you can ride
out the market's ups and
downs, you may have a gain.
(checkmark)
TOTAL RETURN COMPONENTS
      SIX MONTHS   YEARS ENDED APRIL 30,
      ENDED
      OCTOBER
      31,

                        1995    1995      1994     1993    1992     1991

Dividend return         3.17%   6.13% A   6.51%    8.00%   9.28%    9.38%

Capital appreciation    1.38%   -3.96%    -4.52%   0.85%   2.72%    0.11%
 return

Total return            4.55%   2.17%     1.99%    8.85%   12.00%   9.49%

DIVIDEND returns and capital appreciation returns are both part of a bond fund's total return. A dividend return reflects the actual dividends paid by the fund. A capital appreciation return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or gains are reinvested.
DIVIDENDS AND YIELD
PERIODS ENDED OCTOBER 31, 1995    PAST          PAST 6         PAST
                                  MONTH         MONTHS         1 YEAR

Dividends per share               4.80(cents)   27.26(cents)   53.95(cents)

Annualized dividend rate          6.39%         6.12%          6.15%

30-day annualized yield           5.38%         -              -

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $8.84 over the past month, $8.83 over the past six months and $8.77 over the past year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.

A NON-TAXABLE DIVIDENDS: DIVIDENDS PAID ARE BASED ON THE FUND'S INVESTMENT INCOME AND DO NOT REFLECT CURRENCY RELATED LOSSES. AS A RESULT OF CURRENCY LOSSES, DIVIDENDS OF APPROXIMATELY 11.8(CENTS) PER SHARE PAID DURING 1995 ARE EXPECTED TO BE A NON-TAXABLE RETURN OF CAPITAL. THE EXACT NON-TAXABLE AMOUNT TO USE IN PREPARING YOUR INCOME TAX RETURN WILL DEPEND ON YOUR SHARE ACTIVITY AND WILL BE REPORTED TO YOU IN JANUARY 1996.
FUND TALK: THE MANAGER'S OVERVIEW


An interview with Charles Morrison, Portfolio Manager of Fidelity Short-Term Bond Portfolio
Q. CHARLIE, HOW HAS THE FUND PERFORMED?
A. It has performed pretty much in line with the market and its competitors over the past six months. For the six months ended October 31, 1995, the fund had a total return of 4.55%, compared to 4.89% for the average short investment grade bond fund tracked by Lipper Analytical Services, and 4.69% for the Lehman Brothers 1-3 Year Government-Corporate Bond Index. For the 12 months ended October 31, 1995, the fund returned 5.86%, compared to 8.79% for the average investment grade bond fund and 8.93% for the Lehman Brothers index.
Q. WHAT HAS THE INVESTING MARKET BEEN LIKE, PARTICULARLY FOR THE SHORT-TERM GOVERNMENT/CORPORATE MARKET?
A. In terms of interest rate moves and impact on total return, the past six months have been a good run for the short end of the market. Yields on the two-year Treasury have dropped from just over 6.5% to just over 5.5% over the six-month period, leading to price gains for short-term bonds. These interest rate moves were the result of a weaker economic outlook and expectations that the Federal Reserve Board would cut short-term interest rates, which they did in early July. Since that time, rates have moved up and down slightly as a result of the mixed economic reports we've seen. Overall, though, the backdrop has generally been a positive one for bonds, with the economy showing moderate growth and inflation staying low.
Q. WHERE HAVE YOU FOUND INVESTMENT OPPORTUNITIES?
A. There have been three main ways in this market that I have taken advantage of attractive opportunities: reducing corporate exposure, adding to the fund's stake in commercial mortgage-backed securities and yield curve positioning. I've reduced the overall corporate exposure to try to take advantage of the historically narrow yield differential between corporate and Treasury bonds with similar maturities. Although both the fundamentals - factors relating to the fiscal health of issuers - and technicals - the supply of and demand for corporate issues - of the corporate market are in good shape, the overall valuation of that market has been increasingly less attractive because corporates have become relatively expensive.
Q. WHY DID YOU ADD TO YOUR STAKE IN COMMERCIAL MORTGAGE-BACKED INVESTMENTS, WHICH MADE UP ABOUT 11% OF THE FUND AT THE END OF THE PERIOD?
A. This market is comprised of debt issues secured by the mortgages on commercial properties. It is an evolving market that provides greater yield and return potential than similar quality corporate securities. It has done well over the past six months, as the market has matured and the buyer universe has grown, increasing liquidity.
Q. LET'S TURN TO THE THIRD AREA YOU MENTIONED, YIELD CURVE POSITIONING.
A. I took advantage of the flattening of the yield curve -when the yield difference between long-term rates and short-term rates diminishes -by selling very short, three- to six-month securities, and long, five-year securities, and purchasing two-year issues. This made sense to me given the relative historical flatness of the yield curve, and limited the risk to the fund should the yield curve steepen, with long-term rates going up more than short-term rates.
Q. THE OVERALL CREDIT QUALITY OF THE FUND IS HIGHER THAN IT WAS SIX MONTHS AGO. WHY IS THAT?
A. Broadly speaking, at the end of the period the yield difference between lower-quality and higher-quality corporate securities was as low as it had been for quite a long time. I took advantage of this by swapping lower-quality issues for higher-quality securities. This led to a higher-quality portfolio, with the benefit of not having given up too much yield. In addition, the commercial mortgage-backed securities purchased were primarily high-quality - AA- or AAA-rated - issues.
Q. BEYOND COMMERCIAL MORTGAGE-BACKED SECURITIES, IS THERE A PARTICULAR SECTOR OF THE MARKET YOU'VE BEEN
FOCUSING ON?
A. I've continued to invest in asset-backed securities - bonds issued by creditors that are backed by loans or credit payments. As of October 31, 1995, asset-backeds comprised 7.2% of the fund's investments. Even though yield spreads have tightened in this market - with yields falling and prices rising, relative to Treasuries - value still existed based on the securities' strong credit quality, liquidity and highly predictable cash flows. The focus of my asset-backed investments has been in the credit card and auto finance markets.
Q. WHAT OTHER PARTS OF THE MARKET HAVE YOU BEEN KEEPING YOUR EYE ON?
A. I've been paying close attention to events in the electric utility market. Over the past year, there has been increased scrutiny applied to this market, because of concerns related to deregulation and greater competition. This has caused security valuation in the electric utility market to be relatively volatile. At the end of the period, the fund's stake in electric utilities was relatively light at 2.3% of investments, and was focused primarily on securities that mature in the next six months. As the market continues to respond to the concerns of increased competitive environment, I will continue to search for undervalued securities. Currently, however, valuations aren't at a level where I would feel comfortable adding positions.
Q. WHAT'S YOUR OUTLOOK?
A. I consider the fund to be defensively positioned at this time. This comes not from a particular concern over the direction of the economy, but more from the historically high valuations that exist within many of the investment alternatives available in the short-maturity sector of the market. I will continue to focus on special situations that look to provide value in the market, but don't expect to significantly change the overall structure of the fund until we see greater variations within the various subsectors of the market, such as corporates and mortgages.

FUND FACTS
GOAL: high current income
consistent with preservation
of capital by investing
primarily in a broad range of
investment grade,
fixed-income
securities
START DATE: September 15,
1986
SIZE: as of October 31, 1995,
more than $1.2 billion
MANAGER: Charles Morrison,
since February 1995; also
manages Fidelity Advisor Short
Fixed-Income Fund and
Spartan Short-Term Income
Fund, both since February
1995; Vice President of
Fidelity Management Trust
Company since 1992;
joined Fidelity in 1987
(checkmark)
CHARLIE MORRISON ON THE
FEDERAL BUDGET AND THE FEDERAL
RESERVE BOARD:
"There has been a great deal
of discussion lately about
Washington's attempt to
reduce government spending
and the federal budget deficit.
Generally, reduced
government spending leads
to a drag on the economy. In
such a scenario, it would not
be unusual for the Federal
Reserve Board to ease
monetary policy by lowering
interest rates. This is similar
to how the Fed might increase
rates to curb growth and
inflation in a period of high
government spending.
"In terms of overall strategic
direction for the fund, I'll
continue to focus less on
active interest rate
forecasting and more on
adding value through
research-driven security
selection, market sector
rotation, yield curve
positioning and opportunistic
trading."
INVESTMENT CHANGES


QUALITY DIVERSIFICATION AS OF OCTOBER 31, 1995
(MOODY'S RATINGS)   % OF FUND'S    % OF FUND'S INVESTMENTS
                    INVESTMENTS    6 MONTHS AGO

 Aaa                 61.9           46.8

 Aa                  0.1            0.2

 A                   13.2           18.6

  Baa                13.0           23.3

  Ba                 2.1            5.8

  Not rated          9.7            4.9

TABLE EXCLUDES SHORT-TERM INVESTMENTS. UNRATED DEBT SECURITIES THAT ARE EQUIVALENT TO BA AND BELOW AT OCTOBER 31, 1995 AND APRIL 30, 1995 ACCOUNT FOR 1.8% AND 0.3%, RESPECTIVELY, OF THE FUND'S INVESTMENTS.
AVERAGE YEARS TO MATURITY AS OF OCTOBER 31, 1995
               6 MONTHS AGO

Years    2.1    2.3

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY DOLLAR AMOUNT.
DURATION AS OF OCTOBER 31, 1995
               6 MONTHS AGO

Years    1.7    1.7

DURATION SHOWS HOW MUCH A BOND'S PRICE FLUCTUATES WITH CHANGES IN
COMPARABLE INTEREST RATES. IF RATES RISE 1% FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
ASSET ALLOCATION
AS OF OCTOBER 31, 1995* AS OF APRIL 30, 1995**
27.3.3
Row: 1, Col: 1, Value: 3.0
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 11.8
Row: 1, Col: 4, Value: 54.4
Row: 1, Col: 5, Value: 30.8
Row: 1, Col: 1, Value: 2.6
Row: 1, Col: 2, Value: 1.4
Row: 1, Col: 3, Value: 6.6
Row: 1, Col: 4, Value: 38.8
Row: 1, Col: 5, Value: 50.6
Corporate bonds 30.8%
U.S. government
and agency
obligations 55.4%
Mortgage-backed
securities 11.8%
Short-term
investments 0.0%
Other investments 2.0%
Corporate bonds 52.6%
U.S. government
and agency
obligations 38.8%
Mortgage-backed
securities 6.6%
Short-term
investments 0.4%
Other investments 1.6%
FOREIGN
INVESTMENTS 0.8%
**
*
FOREIGN
INVESTMENTS 0.1%
INVESTMENTS OCTOBER 31, 1995 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


NONCONVERTIBLE BONDS - 30.8%
 MOODY'S  PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000S)
AEROSPACE & DEFENSE - 0.1%
SHIP BUILDING & REPAIR - 0.1%
Tennessee Gas Pipeline Co.
9 1/4%, 5/15/96  Baa2 $ 1,420 $ 1,442
BASIC INDUSTRIES - 0.8%
CHEMICALS & PLASTICS - 0.8%
Methanex Corp.
8 7/8%, 11/15/01  A3  8,440  9,252
FINANCE - 18.8%
ASSET-BACKED SECURITIES - 8.7%
Boatmens Auto Trust 6.35%, 10/15/01  A2  1,375  1,379
Case Equipment Loan Trust:
6.15%, 9/15/02  Aaa  15,090  15,128
 6.45%, 9/15/02  A3  3,000  3,008
Caterpillar Financial Asset Trust
6.65%, 6/25/00  A2  3,240  3,255
Concord Leasing, Inc. (c):
5.04%, 7/15/98  AAA  1,526  1,507
 5.31%, 1/20/99  AAA  1,090  1,077
Discover Card Master Trust I 6.90%, 2/16/00  A2  4,030  4,090
Discover Card Trust:
7 7/8%, 4/16/98  A2  1,170  1,177
 6 1/8%, 5/15/98  A2  2,100  2,096
General Motors Acceptance Corp. Grantor Trust
1995-A, 7.15%, 3/15/00  Aaa  12,142  12,317
KeyCorp Auto Grantor Trust 5.80%, 7/15/00  A3  1,244  1,238
MBNA Master Credit Card Trust
7 3/4%, 10/15/98  Aaa  2,150  2,183
Midlantic Grantor Trust, Class B,
5.15%, 9/15/97  A1  716  715
Premier Auto Trust:
4.95%, 2/2/99  A2  408  403
 8.05%, 4/4/00  Aaa  11,500  12,053
SCFC Recreational Vehicle Loan Trust
7 1/4%, 9/15/06  Aaa  613  617
Standard Credit Card Master Trust I:
participation certificates, 9%, 8/7/97  A2  4,200  4,291
 8 1/4%, 10/7/97  A2  14,370  14,648
 4.85%, 3/7/99  A2  2,500  2,455
 7.65%, 2/15/00  A2  1,800  1,857
 6 3/4%, 6/07/00  Aaa  10,700  10,891
NONCONVERTIBLE BONDS - CONTINUED
 MOODY'S  PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000S)
FINANCE - CONTINUED
ASSET-BACKED SECURITIES - CONTINUED
Toyota Auto Receivables Grantor Trust
6.15%, 1/15/99  Baa2 $ 2,329 $ 2,321
Union Acceptance Corp. 7.075%, 7/10/02  Baa2  1,685  1,696
United Federal Savings Bank Grantor Trust :
6.975%, 7/10/00  Baa2  1,401  1,412
 7.275%, 11/10/00  Baa2  1,399  1,415
 8.20%, 1/10/01  Baa2  1,237  1,270
  104,499
BANKS - 4.5%
Bank of Boston Corp. 9 1/2%, 8/15/97  Baa1  2,315  2,447
Chemical Bank Corp. euro 0%, 2/16/97  Baa1  1,000  920
Continental Bank Mortgage Corp.
9 7/8%, 6/15/96  A2  4,600  4,698
First Bank Systems, Inc. 9.89%, 3/6/96  A3  650  659
First Fidelity Bancorporation 8 1/2%, 4/1/98 A3 2,200 2,317 Fleet/Norstar Financial Group, Inc.
7.65%, 3/1/97  A2  5,000  5,094
KeyCorp:
8.96%, 5/30/96  A1  2,000  2,031
 7.10%, 3/28/97  A1  3,180  3,225
Manufacturers Hanover Trust, NY euro
6.1875%, 7/15/97 (d)  A3  12,400  12,385
Marine Midland Banks, Inc. 8 5/8%, 3/1/97  Baa1  19,567  20,114
Mellon Financial Co. 6 1/2%, 12/1/97  A2  1,000  1,009
  54,899
CREDIT & OTHER FINANCE - 4.6%
Advanta Corp. 8.18%, 2/9/97  Baa3  3,970  4,062
Aristar, Inc. 7 3/8%, 2/15/97  A3  2,000  2,031
Chrysler Financial Corp. 6 1/2%, 5/27/97  A3  3,000  3,015
Ford Motor Credit Corp.:
 9%, 6/28/96  A2  950  968
 6.05%, 3/31/98  A1  3,170  3,168
General Motors Acceptance Corp.:
7 3/4%, 1/17/97  A3  6,890  7,028
 7.60%, 2/10/97  A3  1,000  1,019
 7 7/8%, 2/27/97  A3  4,920  5,035
 7.90%, 3/12/97  A3  8,070  8,265
 7 1/8%, 5/23/97  A3  1,600  1,626
NONCONVERTIBLE BONDS - CONTINUED
 MOODY'S  PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000S)
FINANCE - CONTINUED
CREDIT & OTHER FINANCE - CONTINUED
Greyhound Financial Corp.:
6.94%, 1/28/98  Baa2 $ 4,000 $ 4,054
 6.95%, 1/28/98  Baa2  2,000  2,027
Westinghouse Credit Corp.:
8.79%, 5/22/96  Ba1  12,000  12,113
 8.84%, 10/21/96  Ba1  600  612
 9.06%, 6/3/98  Ba1  1,000  1,051
  56,074
INSURANCE - 0.5%
ITT Hartford Group, Inc. 7 1/4%, 12/1/96  A1  5,700  5,762
SAVINGS & LOANS - 0.5%
Golden West Financial Corp.
10 1/4%, 5/15/97  A3  5,350  5,668
TOTAL FINANCE   226,902
HEALTH - 0.4%
MEDICAL EQUIPMENT & SUPPLIES - 0.4%
Cardinal Distribution, Inc. 8%, 3/1/97  A3  5,000  5,098
INDUSTRIAL MACHINERY & EQUIPMENT - 0.5%
ELECTRICAL EQUIPMENT - 0.2%
Westinghouse Electric Corp. 7 3/4%, 4/15/96  Ba1  2,000  2,011
INDUSTRIAL MACHINERY & EQUIPMENT - 0.3%
Tenneco Corp. gtd. 11%, 11/15/95  Baa2  3,400  3,400
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   5,411
MEDIA & LEISURE - 2.2%
LEISURE DURABLES & TOYS - 2.2%
Brunswick Corp. 8 1/8%, 4/1/97  Baa1  11,525  11,722
Mattel, Inc. 6 7/8%, 8/1/97  Baa1  15,150  15,233
  26,955
NONCONVERTIBLE BONDS - CONTINUED
 MOODY'S  PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000S)
NONDURABLES - 0.2%
TOBACCO - 0.2%
Philip Morris Companies, Inc.
8 7/8%, 7/1/96  A2 $ 1,990 $ 2,029
RETAIL & WHOLESALE - 1.8%
GENERAL MERCHANDISE STORES - 0.9%
Sears, Roebuck & Co.:
8.95%, 11/27/96  A2  545  562
 9.22%, 1/30/97  A2  3,760  3,906
 7 3/4%, 2/27/97  A2  4,890  5,002
 7.30%, 6/12/97  A2  545  556
  10,026
GROCERY STORES - 0.9%
American Stores Co.:
8.21%, 4/16/97  Baa3  1,000  1,026
 8 1/4%, 4/21/98  Baa3  4,700  4,894
 8.44%, 4/24/98  Baa3  4,700  4,914
  10,834
TOTAL RETAIL & WHOLESALE   20,860
TECHNOLOGY - 1.9%
COMPUTERS & OFFICE EQUIPMENT - 1.9%
Comdisco, Inc.:
6.89%, 8/30/96  Baa2  5,490  5,524
 7 3/4%, 1/29/97  Baa2  4,000  4,071
 7.73%, 2/18/97  Baa2  10,950  11,144
 7 1/4%, 4/15/98  Baa2  2,320  2,370
  23,109
TRANSPORTATION - 1.2%
AIR TRANSPORTATION - 0.8%
AMR Corp.:
9.76%, 1/11/96  Baa3  900  905
 7 3/4%, 12/1/97  Baa3  7,520  7,673
 9 1/2%, 7/15/98  Baa3  1,280  1,373
  9,951
NONCONVERTIBLE BONDS - CONTINUED
 MOODY'S  PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000S)
TRANSPORTATION - CONTINUED
TRUCKING & FREIGHT - 0.4%
Federal Express Corp. 9 3/4%, 5/15/96  Baa2 $ 4,600 $ 4,683
TOTAL TRANSPORTATION   14,634
UTILITIES - 2.9%
ELECTRIC UTILITY - 2.3%
Gulf States Utilities Co. 5%, 1/1/96  Baa3  1,200  1,197
Long Island Lighting Co. 8 3/4%, 5/1/96  Baa3  9,395  9,510
Public Service Co. of New Hampshire 1st mtg.:
8 7/8%, 5/15/96  Ba1  6,550  6,662
 9.17%, 5/15/98  Ba1  3,250  3,426
United Illuminating Co. 7 3/8%, 1/15/98  Baa3  6,550  6,677
  27,472
GAS - 0.6%
Florida Gas 7 3/4%, 11/1/97 (c)  Baa2  3,570  3,670
Transcontinental Gas Pipe Line Corp.
9%, 11/15/96  Baa1  1,370  1,408
 extendible 6.21%, 5/15/00  Baa1  2,800  2,799
  7,877
TOTAL UTILITIES   35,349
TOTAL NONCONVERTIBLE BONDS
(Cost $370,575)   371,041
U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - 55.4%
U.S. TREASURY OBLIGATIONS - 52.5%
4 3/8%, 11/15/96  Aaa  2,375  2,345
7 1/4%, 11/15/96  Aaa  138,180  140,425
8 1/2%, 5/15/97  Aaa  16,316  16,999
8 3/4%, 10/15/97  Aaa  141,950  150,023
5 1/8%, 3/31/98  Aaa  163,385  161,369
9%, 5/15/98  Aaa  4,610  4,967
9 1/4%, 8/15/98  Aaa  74,695  81,418
9 1/8%, 5/15/99  Aaa  5,500  6,082
7 3/4%, 12/31/99  Aaa  65,425  70,056
TOTAL U.S. TREASURY OBLIGATIONS   633,684
U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - CONTINUED
 MOODY'S  PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000S)
U.S. GOVERNMENT AGENCY OBLIGATIONS - 2.9%
Federal Home Loan Mortgage Corp.
4.78%, 2/10/97 (callable)  Aaa $ 1,650 $ 1,627
Government Trust Certificates:
(assets of Trust guaranteed by U.S. government
through Defense Security Assistance Agency):
 Class 1-C 9 1/4%, 11/15/01  Aaa  2,962  3,259
  Class 3-B 8.55%, 11/15/97  Aaa  2,894  2,946
 (assets of Trust guaranteed by U.S. Government
through Export-Import Bank):
 Series 1994-C, 6.61%, 9/15/99  Aaa  760  769
  Series 1995-A, 6.28%, 6/15/04  Aaa  4,517  4,522
Private Export Funding Corp.
Series CC, 9 1/2%, 3/31/99  Aaa  700  774
 6.86%, 4/30/04  Aaa  1,544  1,576
State of Israel (guaranteed by U.S. Government
through Agency for International Development):
5 1/4%, 3/15/98  Aaa  5,340  5,275
 4 7/8%, 9/15/98  Aaa  4,490  4,378
 6%, 2/15/99  Aaa  1,670  1,675
 7 3/4%, 11/15/99  Aaa  6,910  7,321
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS   34,122
TOTAL U.S. GOVERNMENT AND
GOVERNMENT AGENCY OBLIGATIONS
(Cost $658,522)   667,806
COLLATERALIZED MORTGAGE OBLIGATIONS - 0.5%
PRIVATE SPONSOR - 0.3%
General Electric Capital Mortgage Services, Inc.
planned amortization class Series 1993-18
Class A-5, 6%, 2/25/02   AAA  3,965  3,945
U.S. GOVERNMENT AGENCY OBLIGATIONS - 0.2%
Federal National Mortgage Association planned
amortization class Series 155-PC,
5 1/4%, 3/25/13  Aaa  2,610  2,575
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $6,472)   6,520
COMMERCIAL MORTGAGE SECURITIES - 11.3%
 MOODY'S  PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000S)
CS First Boston Mortgage Securities Corp.
commercial:
floater Series 1994-CFB1
 Class A-1, 6.425%, 1/25/28 (d)  Aaa $ 8,191 $ 8,180
 Series 1995-AEWI Class A1,
 6.665%, 11/25/27  AAA  3,700  3,698
FDIC commercial Series 1994-C1 Class II-A1,
6.30%, 9/25/25  Aaa  2,799  2,797
Kearny Street Mortgage commercial (c):
Class II-B, 6.60%, 10/15/02  -  2,200  2,205
 Class II-C, 7.30%, 10/15/03  -  900  903
 Class II-D, 7 3/4%, 10/15/05  -  600  602
 floater Series 1995-1 Class A-1,
 7.0399%, 2/20/30 (d)  AAA  1,785  1,812
Lennar Central Partner LP commercial (c):
floater Series 1994-1 Class B,
 6 7/8%, 9/15/01 (d)  -  10,631  10,634
 Series 1995-1 Class C, 7.55%, 5/15/03  -  2,700  2,700
Meritor Mortgage Security Corp. commercial
Series 1987-1 Class A-3, 9.40%, 6/1/99  Baa3  2,822  2,843
Merrill Lynch Mortgage Investments, Inc.
commercial Series 1995-C2, Class A-1,
7.38%, 6/15/21  Aaa  2,100  2,137
Morgan Stanley Capital commercial
Series 1995-1 Class A1, 7%, 2/15/02 (c)  AAA  12,995  13,150
Nomura Asset Securities Corp. commercial
floater Series 1994-MD-II Class
A-6, 7.14%, 7/4/03 (d)  -  2,952  2,936
Oregon pass thru certificates commercial
Series 1995 Class 1-A, 7.15%, 6/25/26 (c)  AAA  10,609  10,649
Resolution Trust Corp. commercial:
floater (d):
 Series 1992-C3 Class A-2,
  6.725%, 8/25/23  Aa2  989  990
  Series 1993-C2 Class A-2,
  6.8075%, 3/25/25  AAA  7,656  7,704
  Series 1994-C1 Class A-3,
  6.4875%, 6/25/26  AAA  6,590  6,586
Resolution Trust Corp. commercial: - continued
 Series 1994-C1 Class A-4, 7 1/4%,
 6/25/26  AAA  2,385  2,378
 Series 1994-C2 Class A-4, 7 1/2%,
 4/25/25  AAA  1,591  1,593
 Series 1994-C2 Class A-2, 7 3/4%,
 4/25/25  AAA  1,172  1,177
 Series 1994-N2 Class 3, 7 1/2%,
 12/15/04 (c)  Baa2  6,800  6,830
 Series 1995-C1 Class A-2A, 6 1/4%,
 2/25/27  Aaa  4,476  4,454
 Series 1995-C1 Class A-4A, 6 1/4%,
 2/25/27  Aaa  2,648  2,635
COMMERCIAL MORTGAGE SECURITIES - CONTINUED
 MOODY'S  PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000S)
SC Finance Corp. commercial floater
7.382%, 8/1/04 (c)(d)  - $ 9,400 $ 9,441
SKW Real Estate LP commercial (c):
Class A, 6.45%, 4/15/02 (b)  AA  6,087  6,093
 Series II Class C, 7.45%, 4/15/03  BBB  3,800  3,810
Structured Asset Securities Corp. commercial
Series 1993-C1 Class A-1,
6.60%, 10/25/24  AA+  2,887  2,874
Whitehall Partners commercial Series 1995-C1
Class A-2, 6.91%, 7/20/25 (c)  -  14,863  14,965
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $136,310)   136,776
CERTIFICATES OF DEPOSIT - 0.3%
Advanta National Bank 6.26%, 9/1/97
(Cost $3,996)   -  4,000  4,000
MUNICIPAL SECURITIES - 1.7%
Louisiana Pub. Facs. Auth. Rev.
9.95%, 6/1/96  A3  16,735  17,096
Shreveport Louisiana Water & Sewer Rev.
Taxable Rfdg. 0%, 12/1/96  Aaa  3,500  3,285
TOTAL MUNICIPAL SECURITIES
(Cost $21,305)   20,381
REPURCHASE AGREEMENTS - 0.0%
 MATURITY
 AMOUNT (000S)
Investments in repurchase agreements
(U.S. Treasury obligations) in a
joint trading account at 5.88%,
dated 10/31/95 due 11/1/95  $ 254  254
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $1,197,434)  $ 1,206,778
LEGEND
6. Standard & Poor's Corporation credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
7. Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date.
8. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $90,048,000 or 7.4% of net assets.
9. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows:
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 75.2% AAA, AA, A 77.5%
Baa 13.0% BBB  14.4%
Ba 2.1% BB  1.7%
B 0.0% B  0.0%
Caa 0.0% CCC  0.0%
Ca, C 0.0% CC, C  0.0%
  D 0.0%The percentage not rated by either S&P or Moody's amounted to 4.0%.
INCOME TAX INFORMATION
At October 31, 1995, the aggregate cost of investment securities for income tax purposes was $1,197,441,000. Net unrealized appreciation aggregated $9,337,000, of which $14,380,000 related to appreciated investment securities and $5,043,000 related to depreciated investment securities.
At April 30, 1995, the fund had a capital loss carryforward of approximately $61,551,000 of which $873,000, $6,892,000, $7,352,000,
$2,771,000, $4,373,000 and $39,290,000 will expire on April 30, 1996, 1997,
1998, 1999, 2002 and 2003, respectively.
The fund intends to elect to defer to its fiscal year ending April 30, 1996 approximately $88,633,000 of losses recognized during the period November 1, 1994 to April 30, 1995.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

AMOUNTS IN THOUSANDSAMOUNTS IN THOUSANDS (EXCEPT PER-SHARE AMOUNT) OCTOBER 31, 1995
(UNAUDITED)

ASSETS

Investment in securities, at value (including repurchase                                         $ 1,206,778
agreements of $254) (cost $1,197,434) -
See accompanying schedule

Interest receivable                                                                               18,821

Other receivables                                                                                 39

 TOTAL ASSETS                                                                                     1,225,638

LIABILITIES

Payable for fund shares redeemed                                                       $ 1,714

Distributions payable                                                                   721

Accrued management fee                                                                  462

Other payables and accrued expenses                                                     325

 TOTAL LIABILITIES                                                                                3,222

NET ASSETS                                                                                       $ 1,222,416

Net Assets consist of:

Paid in capital                                                                                  $ 1,367,593

Distributions in excess of net investment income                                                  (18,386)

Accumulated undistributed net realized gain (loss) on                                             (136,195)
investments and foreign currency transactions

Net unrealized appreciation (depreciation) on                                                     9,404
investments and assets and liabilities in foreign
currencies

NET ASSETS, for 138,309 shares outstanding                                                       $ 1,222,416

NET ASSET VALUE, offering price and redemption price per                                          $8.84
share ($1,222,416 (divided by) 138,309 shares)


STATEMENT OF OPERATIONS

AMOUNTS IN THOUSANDSAMOUNTS IN THOUSANDS SIX MONTHS ENDED OCTOBER 31, 1995
(UNAUDITED)

INVESTMENT INCOME                                                                        $ 44,028
Interest

EXPENSES

Management fee                                                                $ 2,862

Transfer agent fees                                                            1,257

Accounting fees and expenses                                                   180

Non-interested trustees' compensation                                          3

Custodian fees and expenses                                                    19

Registration fees                                                              21

Audit                                                                          24

Legal                                                                          3

 TOTAL EXPENSES                                                                           4,369

NET INVESTMENT INCOME                                                                     39,659

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                                         3,694

 Foreign currency transactions                                                 (1,792)    1,902

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                                         15,218

 Assets and liabilities in foreign currencies                                  31         15,249

NET GAIN (LOSS)                                                                           17,151

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                                          $ 56,810
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS                                        SIX MONTHS       YEAR ENDED
                                                            ENDED OCTOBER    APRIL 30,
                                                            31,1995          1995
                                                            (UNAUDITED)

INCREASE (DECREASE) IN NET ASSETS

Operations                                                  $ 39,659         $ 107,182
Net investment income

 Net realized gain (loss)                                    1,902            (146,282)

 Change in net unrealized appreciation (depreciation)        15,249           69,532

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING             56,810           30,432
FROM OPERATIONS

Distributions to shareholders                                (39,182)         (81,691)
From net investment income

 Return of capital (Note 1)                                  -                (22,323)

 TOTAL DISTRIBUTIONS                                         (39,182)         (104,014)

Share transactions                                           187,386          686,551
Net proceeds from sales of shares

 Reinvestment of distributions                               34,396           89,372

 Cost of shares redeemed                                     (320,514)        (1,361,013)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING             (98,732)         (585,090)
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                    (81,104)         (658,672)

NET ASSETS

 Beginning of period                                         1,303,520        1,962,192

 End of period (including distributions in excess of net    $ 1,222,416      $ 1,303,520
investment income of $18,386 and $18,863,
respectively)

OTHER INFORMATION
Shares

 Sold                                                        21,226           77,385

 Issued in reinvestment of distributions                     3,895            10,112

 Redeemed                                                    (36,321)         (154,192)

 Net increase (decrease)                                     (11,200)         (66,695)


FINANCIAL HIGHLIGHTS
      SIX MONTHS         YEARS ENDED APRIL 30,
      ENDED
      OCTOBER 31, 1995

      (UNAUDITED)   1995   1994 C   1993   1992   1991


SELECTED PER-SHARE DATA

Net asset value,               $ 8.720   $ 9.080   $ 9.510   $ 9.430   $ 9.180   $ 9.170
beginning of
period

Income from                     .266      .462      .588      .744      .810      .792
Investment
Operations
Net investment
income

 Net realized and               .127      (.274)    (.392)    .063      .251      .040
 unrealized
 gain (loss)

 Total from                     .393      .188      .196      .807      1.061     .832
 investment
 operations

Less Distributions              (.273)    (.430)    (.592)    (.727)    (.811)    (.822)
From net
 investment income

 In excess of net               -         -         (.034)    -         -         -
 investment
 income

 Return of capital              -         (.118)    -         -         -         -

 Total distributions            (.273)    (.548)    (.626)    (.727)    (.811)    (.822)

Net asset value, end of        $ 8.840   $ 8.720   $ 9.080   $ 9.510   $ 9.430   $ 9.180
period

TOTAL RETURN B                  4.55%     2.17%     1.99%     8.85%     12.00%    9.49%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of             $ 1,222   $ 1,304   $ 1,962   $ 1,990   $ 984     $ 235
period (in millions)

Ratio of expenses to            .68%      .69%      .80%      .77%      .86%      .83%
average net assets             A

Ratio of net investment         6.21%     6.37%     6.70%     7.68%     8.23%     8.65%
income to average              A
net assets

Portfolio turnover rate         163%      113%      73%       63%       87%       164%
                               A


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C EFFECTIVE MAY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
NOTES TO FINANCIAL STATEMENTS
For the period ended October 31, 1995 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Short-Term Bond Portfolio (the fund) is a fund of Fidelity Fixed-Income Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Short-term securities maturing within sixty days of their purchase date are valued either at amortized cost or original cost plus accrued interest, both of which approximate current value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Interest income, which includes accretion of original issue discount, is accrued as earned.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, foreign currency transactions, market discount, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Distributions in excess of net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
For the period ended April 30, 1995, the fund's distributions exceeded the aggregate amount of taxable income and net realized gains resulting in a return of capital. This was due to certain foreign currency losses which decreased taxable income available for distribution after certain distributions had been made. (The tax treatment of distributions for the 1995 calendar year will be reported to shareholders prior to February 1, 1996.)
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FORWARD FOREIGN CURRENCY CONTRACTS. The fund may use foreign currency contracts to facilitate transactions in foreign securities and to manage the fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the fund's investments against currency fluctuations. Also, a contract to buy or sell can offset a previous contract. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.
The U.S. dollar value of forward foreign currency contracts is determined using forward currency exchange rates supplied by a quotation service. Purchases and sales of forward foreign currency contracts having the same settlement date and broker are offset and any realized gain (loss) is recognized on the date of offset; otherwise, gain (loss) is recognized on settlement date.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more
2. OPERATING POLICIES - CONTINUED
JOINT TRADING ACCOUNT - CONTINUED
joint trading accounts. These balances are invested in one or more repurchase agreements that mature in 60 days or less from the date of purchase, and are collateralized by U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The fund, through its custodian, receives delivery of the underlying U.S. Treasury or Federal Agency Securities, the market value of which is required to be at least equal to the repurchase price. For term repurchase agreement transactions, the underlying securities are marked-to-market daily and maintained at a value at least equal to the repurchase price. FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $1,011,773,000 and $1,111,496,000, respectively, of which U.S. government and government agency obligations aggregated $920,731,000 and $705,579,000, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1200% to .3700% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rate is .30%. For the period, the management fee was equivalent to an annualized rate of .45% of average net assets.
DISTRIBUTION AND SERVICE PLAN. Pursuant to the Distribution and Service Plan (the Plan), and in accordance with Rule 12b-1 of the 1940 Act, FMR or the fund's distributor, Fidelity Distributors Corporation (FDC), an affiliate of FMR, may use their resources to pay administrative and promotional expenses related to the sale of the fund's shares. Subject to the approval of the Board of Trustees, the Plan also authorizes payments to third parties that assist in the sale of the fund's shares or render shareholder support services. FMR or FDC has informed the fund that payments made to third parties under the Plan amounted to $46,000 for the period.
TRANSFER AGENT FEES. Fidelity Service Co. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
TRANSFER AGENT FEES - CONTINUED
that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements.
ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
TO CALL FIDELITY


FOR FUND INFORMATION AND QUOTES
The Fidelity Telephone Connection offers you special automated telephone services for quotes and balances. The services are easy to use, confidential and quick. All you need is a Touch Tone telephone.
YOUR PERSONAL IDENTIFICATION NUMBER
(PIN)
The first time you call one of our automated telephone services, we'll ask you to set up your Personal Identification
Number (PIN).  The PIN assures that
only you have automated telephone
access to your account information.
Please have your Customer Number
(T-account #) handy when you call -
you'll need it to establish your PIN. If you would ever like to change your PIN, just choose the "Change your Personal
Identification Number" option when
you call. If you forget your PIN, please call a Fidelity representative at 1-800-
544-6666 for assistance.




(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC
(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC
MUTUAL FUND QUOTES*
1-800-544-8544
Just make a selection from this record-ed menu:
PRESS
 For quotes on funds you own.
1.
 For an individual fund quote.
2.
 For the ten most frequently
requested Fidelity fund quotes.
3.
 For quotes on Fidelity Select
Portfolios(registered trademark).
4.
 To change your Personal
Identification Number (PIN).
5.
 To speak with a Fidelity
representative.
6.
(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC
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MUTUAL FUND ACCOUNT
BALANCES 1-800-544-7544
Just make a selection from this record-
ed menu:
PRESS
 For balances on funds you own.
1.
 For your most recent fund activity
(purchases, redemptions, and
dividends).
2.
 To change your Personal
Identification Number (PIN).
3.
 To speak with a Fidelity
representative.
4.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL
VARY AND, EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT
YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO
ASSURANCE THAT
MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN
A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.
TOTAL
RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS
AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.
TO WRITE FIDELITY


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OFFICERS
Edward C. Johnson 3d, President
J. Gary Burkhead, Senior Vice President
Fred L. Henning, Jr., Vice President
Arthur S. Loring, Secretary
Kenneth A. Rathgeber, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox*
Phyllis Burke Davis*
Richard J. Flynn*
Edward C. Johnson 3d
E. Bradley Jones*
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(2_FIDELITY_LOGOS)SPARTAN(registered trademark)

GOVERNMENT INCOME
FUND
SEMIANNUAL REPORT
OCTOBER 31, 1995
CONTENTS


PRESIDENT'S MESSAGE    3    Ned Johnson on investing
                            strategies.

PERFORMANCE            4    How the fund has done over time.

FUND TALK              7    The manager's review of fund
                            performance, strategy and outlook.

INVESTMENT CHANGES     10   A summary of major shifts in the
                            fund's investments over the past six
                            months.

INVESTMENTS            11   A complete list of the fund's
                            investments with their market
                            values.

FINANCIAL STATEMENTS   16   Statements of assets and liabilities,
                            operations, and changes in net
                            assets,
                            as well as financial highlights.

NOTES                  20   Notes to the financial statements.


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN
EFFECTIVE
PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES,
CALL
1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
PRESIDENT'S MESSAGE


DEAR SHAREHOLDER:
Although the markets have been fairly positive this year, no one can predict what lies ahead for investors. Last year, stocks posted below-average returns and bonds had one of the worst years in history. This downturn followed a period in which the investing environment was generally very positive.
These market ups and downs are a normal part of investing, and there are some basic principles that are helpful for investors to remember in different types of markets.
Keeping in mind that the effects of interest rate changes on your bond investments will only be "paper" gains or losses unless you sell your shares, staying in your bond fund may be appropriate if your investment horizon is at least a year or more. The longer your investing time frame, the more likely it is that you will retain your principal investment through both up and down markets. For example, a 10-year time frame, such as saving for a college education, enables you to weather these ups and downs in a long-term fund, which has higher potential returns. An intermediate-length fund could be appropriate if your investment horizon is two to four years, and a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, there is no assurance that a money market fund will achieve its goal, and it is important to remember that money market funds are not insured or guaranteed by any agency of the U.S. government.
No matter what your investment horizon or portfolio diversity, it makes good sense to follow a regular investment plan - investing a certain amount of money at the same time each month or quarter - and to review your portfolio periodically. A periodic investment plan will not, of course, assure a profit or protect against a loss.
If you have any questions, please call us at 1-800-544-8888. We stand ready to provide the information you need to make the investments that are right for you.
Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in a fund's share price, reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells bonds that have grown in value), and the effect of the $5 account closeout fee on an average sized account. You can also look at the fund's income to measure performance. If Fidelity had not reimbursed certain fund expenses, the past five years and life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1995           PAST 6   PAST 1   PAST 5   LIFE OF
                                         MONTHS   YEAR     YEARS    FUND

Spartan Government Income                8.22%    15.63%   52.39%   85.64%

Salomon Brothers Treasury/Agency Index   8.34%    15.45%   57.76%   n/a

Average General U.S. Government Bond     7.78%    14.70%   51.19%   n/a
Fund

Consumer Price Index                     1.18%    2.81%    15.13%   27.55%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on December 20, 1988. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Salomon Brothers Treasury/Agency Index - a broad measure of the performance of U.S. government bonds. To measure how the fund's performance stacked up against its peers, you can compare it to the average general U.S. government bond fund, which reflects the performance of 185 funds with similar objectives tracked by Lipper Analytical Services over the past six months. This benchmark includes reinvested dividends and capital gains, if any. Comparing the fund's performance to the consumer price index (CPI) helps show how your fund did compared to inflation. (The CPI returns begin on the month end closest to the fund's start date.) AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1995              PAST 1   PAST 5   LIFE OF
                                            YEAR     YEARS    FUND

Spartan Government Income                   15.63%   8.79%    9.43%

Salomon Brothers Treasury/Agency Index      15.45%   9.55%    n/a

Average General U.S. Government Bond Fund   14.70%   8.59%    n/a

Consumer Price Index                        2.81%    2.86%    3.62%

AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
              Spartan GovernmenSalomon Brothers T
     12/31/88         10000.00          10000.00
     01/31/89         10175.40          10134.27
     02/28/89         10097.78          10056.19
     03/31/89         10104.09          10115.66
     04/30/89         10313.82          10305.03
     05/31/89         10606.35          10567.01
     06/30/89         10945.29          10924.95
     07/31/89         11196.70          11152.26
     08/31/89         10999.20          10963.62
     09/30/89         11064.30          11013.97
     10/31/89         11349.30          11300.03
     11/30/89         11477.32          11406.57
     12/31/89         11522.54          11423.72
     01/31/90         11374.73          11266.46
     02/28/90         11423.41          11275.95
     03/31/90         11432.64          11287.26
     04/30/90         11290.09          11192.03
     05/31/90         11644.08          11492.68
     06/30/90         11829.42          11675.85
     07/31/90         12017.08          11830.92
     08/31/90         11838.33          11659.79
     09/30/90         11934.42          11782.76
     10/31/90         12100.99          11976.14
     11/30/90         12373.83          12233.01
     12/31/90         12578.78          12426.75
     01/31/91         12724.51          12558.47
     02/28/91         12819.09          12611.74
     03/31/91         12879.73          12680.70
     04/30/91         13014.49          12831.76
     05/31/91         13078.93          12876.64
     06/30/91         13080.97          12868.25
     07/31/91         13251.79          13030.61
     08/31/91         13535.40          13320.68
     09/30/91         13808.89          13608.93
     10/31/91         13957.32          13714.01
     11/30/91         14056.63          13856.68
     12/31/91         14478.81          14332.10
     01/31/92         14300.45          14110.26
     02/29/92         14396.79          14166.82
     03/31/92         14350.80          14081.44
     04/30/92         14452.94          14182.14
     05/31/92         14693.76          14428.80
     06/30/92         14881.82          14638.60
     07/31/92         15120.94          15001.64
     08/31/92         15198.57          15155.62
     09/30/92         15326.07          15365.05
     10/31/92         15148.13          15142.12
     11/30/92         15271.79          15114.39
     12/31/92         15509.70          15369.80
     01/31/93         15678.96          15714.60
     02/28/93         15894.57          16021.09
     03/31/93         15936.89          16064.14
     04/30/93         16060.25          16202.07
     05/31/93         16126.36          16177.62
     06/30/93         16393.88          16540.66
     07/31/93         16488.97          16642.46
     08/31/93         16710.04          17012.44
     09/30/93         16688.57          17087.61
     10/31/93         16720.09          17132.85
     11/30/93         16522.81          16944.58
     12/31/93         16648.09          17020.10
     01/31/94         16896.96          17253.99
     02/28/94         16548.56          16894.95
     03/31/94         16104.37          16501.62
     04/30/94         15876.77          16374.65
     05/31/94         15892.09          16358.96
     06/30/94         15850.93          16325.39
     07/31/94         16166.65          16610.36
     08/31/94         16192.46          16614.73
     09/30/94         15955.78          16381.95
     10/31/94         15947.83          16365.53
     11/30/94         15923.85          16329.40
     12/31/94         16051.03          16441.78
     01/31/95         16365.74          16763.97
     02/28/95         16727.41          17115.34
     03/31/95         16810.12          17217.13
     04/30/95         17039.33          17438.98
     05/31/95         17682.39          18154.12
     06/30/95         17826.75          18291.68
     07/31/95         17766.76          18228.19
     08/31/95         17969.09          18436.53
     09/30/95         18151.91          18602.91
     10/31/95         18436.89          18892.98

$10,000 OVER LIFE OF FUND: Let's say you invested $10,000 in Spartan Government Income Fund on December 31, 1988, shortly after the fund started. As the chart shows, by October 31, 1995, the value of your investment would have grown to $18,442 - an 84.42% increase on your initial investment. This assumes you still owned the fund on October 31, 1995, and therefore does not include the effect of the $5 account closeout fee on an average sized account. For comparison, look at how the Salomon Brothers Treasury/Agency Index did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $18,893 - an 88.93% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is no
guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return, and yield of
a fund that invests in bonds
will vary. That means if you
sell your shares during a
market downturn, you might
lose money. But if you can ride
out the market's ups and
downs, you may have a gain.
(checkmark)
TOTAL RETURN COMPONENTS
      SIX MONTHS     YEARS ENDED APRIL 30,
      ENDED
      OCTOBER 31,

      1995   1995   1994   1993   1992   1991

Dividend return        3.41%   7.82%    5.09%    6.81%    8.22%    9.19%

Capital appreciation   4.81%   -0.51%   -6.24%    4.30%    2.82%    6.07%
 return

Total return           8.22%   7.31%    -1.15%   11.11%   11.04%   15.26%

DIVIDEND returns and capital appreciation returns are both part of a bond fund's total return. A dividend return reflects the actual dividends paid by the fund. A capital appreciation return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or gains are reinvested. Capital appreciation and total returns include the effect of the $5 account closeout fee on an average sized account.
DIVIDENDS AND YIELD
PERIODS ENDED OCTOBER 31, 1995    PAST          PAST 6         PAST
                                  MONTH         MONTHS         YEAR

Dividends per share               5.49(cents)   33.03(cents)   74.90(cents)

Annualized dividend rate          6.22%         6.38%          7.48%

30-day annualized yield           5.84%         -              -

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $10.39 over the past month, $10.27 over the past six months and $10.01 over the past year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.
FUND TALK: THE MANAGER'S OVERVIEW


An interview with Robert Ives, Portfolio Manager of Spartan Government
Income Fund
Q. SO, BOB, HOW DID THE FUND DO DURING THE SEMIANNUAL PERIOD?
A. Pretty well. For the six-month period ended October 31, 1995, the fund had a total return of 8.22%. That topped the average U.S. government bond fund, which returned 7.78% for the same period, as tracked by Lipper Analytical Services. The fund's benchmark, the Salomon Brothers Treasury/Agency Index, returned 8.34% for the period.
Q. IT APPEARS THE BOND MARKET CONTINUED TO PERFORM WELL . . .
A. Yes, it certainly did. Economic growth has slowed noticeably as 1995 has progressed. This slowing of growth caused the bond market to rally as inflation fears, which are sparked by signs of growth, waned. That caused a general drop in interest rates, particularly in the longer maturity bonds of the yield curve. In fact, the yield curve has flattened dramatically.
Q. WHAT AREAS OF THE BOND MARKET HELPED THE FUND THE MOST?
A. The chief reason for the very strong performance of the fund was its position in U.S. Treasury bonds. In a bond rally, the greatest price appreciation usually comes from the bonds with the longer maturities. Therefore, the fund's Treasury holdings with maturities of 10 years or more tended to help the most. The fund's holdings in U.S. government agencies - such as Fannie Mae - performed well in the period, as did most collateralized mortgage obligations or CMOs held by the fund.
Q. WHAT INVESTMENTS DOES THE FUND HOLD IN THE CMO MARKET?
A. Planned amortization class bonds, or PACs, which are a class of CMOs. PACs are known for the greater predictability of their cash flow relative to the more common mortgage pass-through security. In the mortgage-backed securities market, investors fear prepayment risk, or the possibility that these securities' underlying pool of mortgages will be paid off early and force bond holders to invest at less attractive rates. Because of certain financial characteristics, PACs tend to lessen these risks. Earlier this year, I bought these securities because their yields were much greater than Treasury note yields. Today, I'm reducing the fund's position in PACs because they have performed well relative to Treasuries and are not likely to continue to do so.
Q. WERE THERE ANY DISAPPOINTMENTS?
A. Sure. While some PAC bonds performed well during the period, most mortgage pass-through securities did not perform as well as Treasury securities.
Q. WHAT ARE PASS-THROUGH SECURITIES, AND WHY DID THEY UNDERPERFORM
TREASURIES?
A. Mortgage pass-through securities - such as Ginnie Maes - represent pooled mortgages whose principal and interest payments are "passed-through" by Ginnie Mae to investors. As discussed before, when interest rates fall, investors in mortgage-related securities fear increases in the prepayment rates of the securities' underlying mortgages. Over the fund's reporting period, increasing prepayment fears caused the prices of mortgage pass-throughs to lag Treasury bonds.
Q. EARLIER, YOU DISCUSSED PREPAYMENT RISK. DO YOU ANTICIPATE LOWERING THE FUND'S EXPOSURE TO MORTGAGE-BACKED SECURITIES BECAUSE OF PREPAYMENT RISKS?
A. If anything, I would consider adding to the fund's mortgage position. In the past few months, mortgage securities have become even more attractive as prepayment fears have been priced into the market and made mortgages cheap relative to Treasuries. Should fears escalate, it could signal a buying opportunity. That said, there are ways that I've attempted to limit prepayment risk while still owning mortgage securities.
Q. SPECIFICALLY, HOW HAVE YOU DONE THAT?
A. I've done this by owning shorter duration CMOs and higher-coupon seasoned mortgages - or those containing mortgage securities that have been outstanding for 10 years or more. Fewer of these securities are likely to have their mortgages paid off early.
Q. HOW IS THE FUND CURRENTLY STRUCTURED?
A. The fund currently has large positions in mortgage-backed securities, U.S. government agencies and CMOs. In general, over the past few months mortgage securities have come to offer a significant yield advantage over Treasuries. During that time, rising prepayment fears have been priced in the mortgage-related markets - thus making them cheap relative to Treasuries. Additionally, the fund's duration - or its price sensitivity to a given change in interest rates - is approximately that of the overall market.
Q. WHAT'S YOUR MARKET OUTLOOK, BOB?
A. I think the most important thing in the next few months is the budget situation in Washington. If the White House and Congress can make some headway, I think it will be very positive for the bond market and it might lead the Federal Reserve to ease short-term interest rates. That said, however, it is unlikely investors will see the same stellar performance in the bond market next year as we have seen in 1995.

FUND FACTS
GOAL: high current income,
by investing mainly in
investment grade debt
securities, with a focus on
medium- and long-term
bonds.
START DATE: August 6, 1971
SIZE: as of October 31, 1995
more than $1.1 billion
MANAGER: Michael Gray,
since 1987; also manages
Spartan Investment Grade
Bond Fund and VIPII:
Investment Grade; joined
Fidelity
in 1982
(checkmark)
MICHAEL GRAY ON FOREIGN
GOVERNMENT OBLIGATIONS IN
FIDELITY INVESTMENT GRADE
BOND FUND:
"I do not choose to invest in
non-dollar denominated
securities. The fund's
approximately 7% foreign
position is mostly in securities
known as Yankee bonds.
These dollar-denominated
bonds are issued in the U.S.
by foreign governments and
corporations. The advantage of
owning Yankee bonds is that
they generally trade
inexpensively for good quality
instruments. Historically, they
have generally proven to be
strong performers."
(solid bullet)  The fund's estimated
duration at the end of the
period of 4.4 years was
slightly below that of its
benchmark index, the
Lehman Brothers Aggregate
Bond Index, which stood at
approximately 4.6 years.
Duration is a measure of a
bond or bond fund's price
sensitivity to a given change
in interest rates. In other
words, it is the approximate
percentage change in price
for a 1% change in interest
rates. For example, a duration
of 4 years means the fund will
likely go up or down roughly
4% for every 1% change in
interest rates. Of course,
other factors also can
influence a bond fund's
performance and share price.
Accordingly, a bond fund's
actual performance may differ
from this example.
INVESTMENT CHANGES


COUPON DISTRIBUTION AS OF OCTOBER 31, 1995
                    % OF FUND'S   % OF FUND'S
                    INVESTMENTS   INVESTMENTS
                                  6 MONTHS AGO

 Under 5%            2.5           9.4

 5 -  5.99%          7.7           10.1

 6 -  6.99%          10.6          8.8

 7 -  7.99%          6.1           8.3

 8 -  8.99%          30.4          29.8

 9 -  9.99%          24.3          22.1

10 - 10.99%          1.8           2.0

11 - 11.99%          5.3           1.5

12 - 12.99%          9.9           5.4

13% and over         0.4           0.5

Zero Coupon Bonds    0.2           0.2

COUPON DISTRIBUTION SHOWS THE RANGE OF STATED INTEREST RATES ON THE FUND'S INVESTMENTS, EXCLUDING REPURCHASE AGREEMENTS.
AVERAGE YEARS TO MATURITY AS OF OCTOBER 31, 1995
               6 MONTHS AGO

Years    9.6    9.3

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY DOLLAR AMOUNT.
DURATION AS OF OCTOBER 31, 1995
               6 MONTHS AGO

Years    5.0    4.7

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
ASSET ALLOCATION
AS OF OCTOBER 31, 1995 AS OF APRIL 30, 1995
Mortgage-backed
securities 14.6%*
U.S. government and
government agency
obligations 76.3%
CMOs and other
mortgage related
securities 8.3%
Short-term
investments 0.8%
Mortgage-backed
securities 18.9%**
U.S. government and
government agency
obligations 64.3%
CMOs and other
mortgage  related
securities 14.9%
Short-term
investments 1.9%
Row: 1, Col: 1, Value: 2.8
Row: 1, Col: 2, Value: 8.300000000000001
Row: 1, Col: 3, Value: 74.3
Row: 1, Col: 4, Value: 14.6
Row: 1, Col: 1, Value: 2.9
Row: 1, Col: 2, Value: 14.9
Row: 1, Col: 3, Value: 64.3
Row: 1, Col: 4, Value: 17.9
* GNMA SECURITIES 0.7%
** GNMA SECURITIES 1.1%
INVESTMENTS OCTOBER 31, 1995 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities



U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - 76.3%
 MOODY'S  PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000S)
U.S. TREASURY OBLIGATIONS - 52.1%
8%, 10/15/96 $ 11,907,000 $ 12,165,620
4 3/8%, 11/15/96  4,340,000  4,287,095
7 1/4%, 11/15/96  860,000  873,975
8 1/2%, 5/15/97  11,949,000  12,449,305
9 1/4%, 8/15/98  3,580,000  3,902,200
5 1/8%, 12/31/98  1,965,000  1,931,226
7 3/4%, 12/31/99  5,600,000  5,996,368
11 7/8%, 11/15/03  3,595,000  4,922,885
11 3/4%, 2/15/10  4,080,000  5,694,782
12 3/4%, 11/15/10  7,290,000  10,857,507
9%, 11/15/18  23,470,000  30,653,932
8 7/8%, 2/15/19  15,000,000  19,382,850
8 1/8%, 8/15/19  2,205,000  2,654,269
12%, 8/15/23  7,200,000  10,801,152
  126,573,166
U.S. GOVERNMENT AGENCY OBLIGATIONS - 24.2%
Federal Agricultural Mortgage Corp.
7.01%, 2/10/05  700,000  737,429
Federal Farm Credit Bank:
6.56%, 8/5/02  455,000  464,555
 6.20%, 9/23/02  650,000  650,910
 6.40%, 10/3/02  200,000  202,400
Federal Home Loan Bank:
 4.78%, 2/10/97 (callable)  310,000  305,713
 5.40%, 8/3/98 (callable) (a)  2,500,000  2,461,750
 5.92%, 3/18/99  450,000  449,861
 6.37%, 6/30/03  310,000  312,870
Federal National Mortgage Association:
6.52%, 9/15/97  11,000,000  11,143,946
 3%, 7/13/98 (a)  450,000  456,258
 0%, 11/30/99  606,000  474,195
 7.40%, 7/1/04  230,000  245,939
Government Trust Certificates (assets of the Trust
guaranteed by U.S. Government through
Defense Security Assistance Agency):
 Class 3-B, 8.55%, 11/15/97  532,184  541,801
  Class 1-C, 9 1/4%, 11/15/01  2,983,000  3,281,837
  Class 2-E, 9.40%, 5/15/02  190,000  209,897
  Class T-2, 9 5/8%, 5/15/02  2,621,000  2,894,580
U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - CONTINUED
 MOODY'S  PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000S)
U.S. GOVERNMENT AGENCY OBLIGATIONS - CONTINUED
Government Trust Certificates (assets of Trust
guaranteed by U.S. Government through
Export-Import Bank):
  Series 1994-C, 6.610%, 9/15/99 $ 147,496 $ 149,253
  Series 1995-A, 6.28%, 6/15/04  870,000  871,044
  Series 1992-A, 7.02%, 9/1/04  801,000  825,629
  Series 1994-F, 8.178%, 12/15/04  13,051,907  13,943,666
Private Export Funding Corp.:
 secured notes, Series CC, 9 1/2%, 3/31/99  260,000  287,539
 5 3/4%, 4/30/98  515,000  513,209
 6.90%, 1/31/03  90,000  93,366
 5.65%, 3/15/03  667,500  658,489
 8 3/4%, 6/30/03  880,000  1,011,484
 5.80%, 2/1/04  120,000  117,540
 6.86%, 4/30/04  294,300  300,489
State of Israel (guaranteed by U.S. Government
through Agency for International Development):
  5 1/4%, 3/15/98  410,000  405,002
  4 7/8%, 9/15/98  1,060,000  1,033,500
  5 3/4%, 3/15/00  690,000  682,672
  8%, 11/15/01  6,190,000  6,753,909
  6 1/4%, 8/15/02  2,170,000  2,185,722
  6 1/8%, 3/15/03  1,200,000  1,193,256
  8 1/2%, 4/1/06  1,590,000  1,784,282
Student Loan Marketing Association:
 7.56%, 12/9/96  200,000  203,719
 8.14%, 10/15/03  650,000  717,641
Twelve Federal Land Banks 7.95%, 10/21/96  290,000  295,800
  58,861,152
TOTAL U.S. GOVERNMENT AND
GOVERNMENT AGENCY OBLIGATIONS
(Cost $176,665,028)   185,434,318
U.S. GOVERNMENT AGENCY - MORTGAGE-BACKED SECURITIES - 14.6%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 10.6%
6 1/2%, 5/1/08  1,087,111  1,078,957
7 1/2%, 6/1/07  815,564  836,760
9%, 8/1/08 to 4/1/20  2,337,822  2,468,277
9 1/2%, 6/1/09 to 8/1/24  13,425,017  14,227,808
U.S. GOVERNMENT AGENCY - MORTGAGE-BACKED SECURITIES - CONTINUED
 MOODY'S  PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000S)
FEDERAL HOME LOAN MORTGAGE CORPORATION - CONTINUED
10%, 7/1/09 to 2/1/21 $ 3,782,815 $ 4,123,334
10 1/2%, 10/1/15 to 1/1/16  142,211  155,538
12%, 9/1/03 to 12/1/15   213,327  240,130
12 1/4%, 3/1/11 to 7/1/14  625,924  704,703
12 1/2%, 2/1/14 to 6/1/19   1,176,156  1,352,342
13%, 8/1/10 to 6/1/15  454,831  528,171
13 1/2%, 10/1/11  1,165  1,376
  25,717,396
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 3.3%
6.345%, 3/1/99  1,797,815  1,807,366
6 1/2%, 2/1/10 to 1/1/24  1,290,757  1,289,118
7%, 11/1/06  518,544  525,820
8 1/4%, 12/1/01  1,986,523  2,125,580
11%, 8/1/10  993,517  1,105,496
11 1/4%, 5/1/14  416,369  463,922
12 1/2%, 3/1/16   139,607  161,813
13%, 9/1/13  92,793  108,654
13 1/2%, 5/1/11 to 1/1/15  266,591  314,756
  7,902,525
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.7%
8 1/2%, 1/15/06 to 7/15/08  243,139  255,813
9 1/2%, 6/15/09 to 11/15/09  1,094,879  1,183,277
10%, 1/15/16  4,729  5,185
11%, 4/15/13 to 6/15/13  67,169  75,280
11 1/2%, 4/15/10 to 4/15/13   96,507  109,278
13 1/2%, 7/15/11  86,559  103,357
  1,732,190
TOTAL U.S. GOVERNMENT AGENCY -
MORTGAGE-BACKED SECURITIES
(Cost $34,626,303)   35,352,111
COLLATERALIZED MORTGAGE OBLIGATIONS - 8.3%
PRIVATE SPONSOR - 0.2%
DLJ Acceptance Trust planned amortization class,
Series 1989, Class 1-F, 11%, 8/1/19  369,666  405,709
COLLATERALIZED MORTGAGE OBLIGATIONS - CONTINUED
 MOODY'S  PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000S)
U.S. GOVERNMENT AGENCY - 8.1%
Federal Home Loan Mortgage Corporation:
 planned amortization class:
  Series 1417-C, 5 3/8%, 6/15/01 $ 1,242,300 $ 1,233,371
  Series 1485-C, 5%, 9/15/01  1,800,000  1,772,719
  Series 1515-D, 6%, 9/15/05  4,000,000  3,940,000
 sequential pay Series 1353, Class A, 5 1/2%, 11/15/04  177,959  174,789
 Series 1993:
  Class 72-B, 5%, 1/25/02  1,372,308  1,354,715
   Class 135-PC, 5 1/2%, 7/25/02  1,970,000  1,940,450
Federal National Mortgage Association:
planned amortization class:
  Series 1992, Class 193-D, 5 3/4%, 12/25/01  3,900,000  3,875,625
  Series 1993-28, Class PD, 5 1/4%, 10/25/01  1,000,000  988,438
  Series 1994-M3, Class A, 7.71%, 4/1/06  4,237,581  4,383,248
  19,663,355
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $19,243,185)   20,069,064
REPURCHASE AGREEMENTS - 0.8%
 MATURITY
 AMOUNT

Investments in repurchase agreement,
(U.S. Treasury obligations) in a
joint trading account at 5.88%,
dated 10/31/95 due 11/1/95  $ 2,056,336  2,056,000
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $232,590,516)  $ 242,911,493
LEGEND
5. Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date.
INCOME TAX INFORMATION
At October 31, 1995, the aggregate cost of investment securities for income tax purposes was $232,702,524. Net unrealized appreciation aggregated $10,208,969, of which $10,484,325 related to appreciated investment securities and $275,356 related to depreciated investment securities.
At April 30, 1995, the fund had a capital loss carryforward of approximately $13,235,000 all of which will expire on April 30, 2003.
The fund has elected to defer to its fiscal year ending April 30, 1996 approximately $5,412,000 of losses recognized during the period November 1, 1994 to April 30, 1995.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

AMOUNTS IN THOUSANDS OCTOBER 31, 1995 (UNAUDITED)

ASSETS

Investment in securities, at value (including repurchase                   $ 242,911,493
agreements of $2,056,000) (cost $232,590,516) -
See accompanying schedule

Cash                                                                        182,834

Receivable for investments sold                                             9,850,967

Interest receivable                                                         4,906,998

 TOTAL ASSETS                                                               257,852,292

LIABILITIES

Payable for investments purchased                           $ 11,850,779

Distributions payable                                        208,262

Accrued management fee                                       132,272

 TOTAL LIABILITIES                                                          12,191,313

NET ASSETS                                                                 $ 245,660,979

Net Assets consist of:

Paid in capital                                                            $ 252,691,679

Distributions in excess of net investment income                            (1,191,845)

Accumulated undistributed net realized gain (loss)                          (16,159,832)
on investments

Net unrealized appreciation (depreciation) on                               10,320,977
investments

NET ASSETS, for 23,561,908 shares outstanding                              $ 245,660,979

NET ASSET VALUE, offering price and redemption price per                    $10.43
share ($245,660,979 (divided by) 23,561,908 shares)


STATEMENT OF OPERATIONS

AMOUNTS IN THOUSANDS SIX MONTHS ENDED OCTOBER 31, 1995 (UNAUDITED)

INVESTMENT INCOME                                                                $ 8,749,186
Interest

EXPENSES

Management fee                                                       $ 790,276

Non-interested trustees' compensation                                 545

 TOTAL EXPENSES                                                                   790,821

NET INVESTMENT INCOME                                                             7,958,365

REALIZED AND UNREALIZED GAIN (LOSS)                                               2,655,586
Net realized gain (loss) on investment securities

Change in net unrealized appreciation (depreciation) on                           8,662,309
investment securities

NET GAIN (LOSS)                                                                   11,317,895

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                                  $ 19,276,260
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                         SIX MONTHS        YEAR ENDED
                                                         ENDED             APRIL 30,
                                                         OCTOBER 31,1995   1995
                                                         (UNAUDITED)

INCREASE (DECREASE) IN NET ASSETS

Operations                                               $ 7,958,365       $ 18,513,856
Net investment income

 Net realized gain (loss)                                 2,655,586         (13,023,263)

 Change in net unrealized appreciation (depreciation)     8,662,309         11,143,605

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          19,276,260        16,634,198
FROM OPERATIONS

Distributions to shareholders                             (7,834,954)       (17,802,636)
From net investment income

 In excess of net investment income                       -                 (1,156,874)

 TOTAL DISTRIBUTIONS                                      (7,834,954)       (18,959,510)

Share transactions                                        19,280,881        36,150,573
Net proceeds from sales of shares

 Reinvestment of distributions                            6,550,945         15,816,845

 Cost of shares redeemed                                  (31,511,249)      (96,396,776)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          (5,679,423)       (44,429,358)
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                 5,761,883         (46,754,670)

NET ASSETS

 Beginning of period                                      239,899,096       286,653,766

 End of period (including distributions in excess        $ 245,660,979     $ 239,899,096
of net investment income of $(1,191,845) and
$(1,315,256), respectively)

OTHER INFORMATION
Shares

 Sold                                                     1,873,447         3,685,770

 Issued in reinvestment of distributions                  636,074           1,612,595

 Redeemed                                                 (3,068,310)       (9,835,808)

 Net increase (decrease)                                  (558,789)         (4,537,443)


FINANCIAL HIGHLIGHTS
      SIX MONTHS         YEARS ENDED APRIL 30,
      ENDED
      OCTOBER 31, 1995

      (UNAUDITED)   1995   1994 E   1993   1992   1991


SELECTED PER-SHARE
DATA

Net asset value,           $ 9.950     $ 10.000    $ 10.930    $ 10.900    $ 10.640    $ 10.030
beginning of period

Income from                 .334        .640        .624        .784        .846        .870
Investment
Operations
Net investment
income

 Net realized and           .476        .055 D      (.720)      .370        .294        .610
 unrealized gain
(loss)

 Total from investment      .810        .695        (.096)      1.154       1.140       1.480
 operations

Less Distributions          (.330)      (.700)      (.574)      (.704)      (.840)      (.870)
From net investment
 income

 In excess of net           -           (.045)      -           -           -           -
 investment income

 From net realized gain     -           -           (.100)      (.420)      (.040)      -

 In excess of net           -           -           (.160)      -           -           -
 realized gain

 Total distributions        (.330)      (.745)      (.834)      (1.124)     (.880)      (.870)

Net asset value, end       $ 10.430    $ 9.950     $ 10.000    $ 10.930    $ 10.900    $ 10.640
of period

TOTAL RETURN  B, C          8.23%       7.32%       (1.14)      11.12%      11.05%      15.27%
                                                   %

RATIOS AND
SUPPLEMENTAL DATA

Net assets, end of         $ 245,661   $ 239,899   $ 286,654   $ 457,725   $ 482,837   $ 430,443
period (000 omitted)

Ratio of expenses to        .65%        .65%        .65%        .65%        .65%        .53%
average net assets         A                                                           F

Ratio of net investment     6.51%       7.34%       6.79%       7.11%       7.77%       8.35%
income to average          A
net assets

Portfolio turnover rate     138%        303%        354%        170%        59%         96%
                           A


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ACCOUNT CLOSEOUT FEE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET LOSS ON INVESTMENTS FOR THE PERIOD ENDED DUE TO THE TIMING OF SALES AND REPURCHASES OF FUND SHARES IN RELATION TO FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND.
E EFFECTIVE MAY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
F FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
NOTES TO FINANCIAL STATEMENTS
For the period ended October 31, 1995 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.
Spartan Government Income Fund (the fund) is a fund of Fidelity Fixed-Income Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Short-term securities maturing within sixty days of their purchase date are valued either at amortized cost or original cost plus accrued interest, both of which approximate current value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Interest income, which includes accretion of original issue discount, is accrued as earned.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, futures and options transactions, market discount and losses deferred due to wash sales and excise tax regulations.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Distributions in excess of net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements that mature in 60 days or less from the date of purchase, and are collateralized by U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The fund, through its custodian, receives delivery of the underlying U.S. Treasury or Federal Agency Securities, the market value of which is required to be at least equal to the repurchase price. For term repurchase agreement transactions, the underlying securities are marked-to-market daily and maintained at a value at least equal to the repurchase price. FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of long-term U.S. government and government agency obligations aggregated $165,316,313 and $167,039,628, respectively.
4. FEES AND OTHER
TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR pays all expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. FMR receives a fee that is computed daily at an annual rate of
 .65% of the fund's average net assets.
FMR also bears the cost of providing shareholder services to the fund. To offset the cost of providing these services, FMR or its affiliates collect certain transaction fees from the fund's shareholders which amounted to $2,517 for the period.
5. PROPOSED REORGANIZATION.
The Board of Trustees of the Fidelity Fixed-Income Trust has approved an Agreement and Plan of Reorganization and Liquidation ("Agreement") between the fund and Spartan Long-Term Government Bond Fund ("Reorganization"). The Agreement provides for the transfer of substantially all of the assets and the assumption of substantially all of the liabilities of Spartan Long-Term Government Bond Fund in exchange solely for
5. PROPOSED REORGANIZATION - CONTINUED
the number of shares of the fund having the same aggregate net asset value as the outstanding shares of Spartan Long-Term Government Bond Fund at the close of business on the day the Reorganization is effective. The Reorganization can be consummated only if, among other things, it is approved by the vote of a majority (as defined by the Investment Company Act of 1940) of outstanding voting securities of Spartan Long-Term Government Bond Fund. A Special Meeting of Shareholders (Meeting) of Spartan Long-Term Government Bond Fund will be held on May 7, 1996 to approve the Agreement. If the Agreement is approved at the Meeting, the Reorganization is expected to become effective on or about May 31, 1996.
TO CALL FIDELITY


FOR FUND INFORMATION AND QUOTES
The Fidelity Telephone Connection offers you special automated telephone services for quotes and balances. The services are easy to use, confidential and quick. All you need is a Touch Tone telephone.
YOUR PERSONAL IDENTIFICATION NUMBER
(PIN)
The first time you call one of our automated telephone services, we'll ask you to set up your Personal Identification
Number (PIN).  The PIN assures that
only you have automated telephone
access to your account information.
Please have your Customer Number
(T-account #) handy when you call -
you'll need it to establish your PIN. If you would ever like to change your PIN, just choose the "Change your Personal
Identification Number" option when
you call. If you forget your PIN, please call a Fidelity representative at 1-800-
544-6666 for assistance.




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* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND
RETURN WILL
VARY AND, EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT
YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO
ASSURANCE THAT
MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN
A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.
TOTAL
RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS
AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.
INVESTMENT ADVISER
Fidelity Management & Research
  Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, President
J. Gary Burkhead, Senior Vice President
Fred L. Henning, Jr., Vice President
Arthur S. Loring, Secretary
Kenneth A. Rathgeber, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox*
Phyllis Burke Davis*
Richard J. Flynn*
Edward C. Johnson 3d
E. Bradley Jones*
Donald J. Kirk*
Peter S. Lynch
Edward H. Malone*
Marvin L. Mann*
Gerald C. McDonough*
Thomas R. Williams*
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Co.
Boston, MA
CUSTODIAN
The Bank of New York
New York, NY
FIDELITY'S TAXABLE BOND FUNDS
Capital & Income
Ginnie Mae
Global Bond
Government Securities
Intermediate Bond
Investment Grade Bond
Mortgage Securities
New Markets Income
Short-Intermediate Government
Short-Term Bond
Short-Term World Income
Spartan(Registered trademark) Ginnie Mae
Spartan Government Income
Spartan High Income
Spartan Investment Grade Bond
Spartan Limited Maturity Government
Spartan Long-Term Government Bond
Spartan Short-Intermediate Government
Spartan Short-Term Income
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
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* INDEPENDENT TRUSTEES
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(2_FIDELITY_LOGOS)SPARTAN

HIGH INCOME
FUND
SEMIANNUAL REPORT
OCTOBER 31, 1995
CONTENTS


PRESIDENT'S MESSAGE    3    Ned Johnson on investing
                            strategies.

PERFORMANCE            4    How the fund has done over time.

FUND TALK              7    The manager's review of fund
                            performance, strategy and outlook.

INVESTMENT CHANGES     10   A summary of major shifts in the
                            fund's investments over the past six
                            months.

INVESTMENTS            11   A complete list of the fund's
                            investments with their market
                            values.

FINANCIAL STATEMENTS   23   Statements of assets and liabilities,
                            operations, and changes in net
                            assets,
                            as well as financial highlights.

NOTES                  27   Notes to the financial statements.


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN
EFFECTIVE
PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES,
CALL
1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
PRESIDENT'S MESSAGE


DEAR SHAREHOLDER:
Although the markets have been fairly positive this year, no one can predict what lies ahead for investors. Last year, stocks posted below-average returns and bonds had one of the worst years in history. This downturn followed a period in which the investing environment was generally very positive.
These market ups and downs are a normal part of investing, and there are some basic principles that are helpful for investors to remember in different types of markets.
Keeping in mind that the effects of interest rate changes on your bond investments will only be "paper" gains or losses unless you sell your shares, staying in your bond fund may be appropriate if your investment horizon is at least a year or more. The longer your investing time frame, the more likely it is that you will retain your principal investment through both up and down markets. For example, a 10-year time frame, such as saving for a college education, enables you to weather these ups and downs in a long-term fund, which has higher potential returns. An intermediate-length fund could be appropriate if your investment horizon is two to four years, and a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, there is no assurance that a money market fund will achieve its goal, and it is important to remember that money market funds are not insured or guaranteed by any agency of the U.S. government.
No matter what your investment horizon or portfolio diversity, it makes good sense to follow a regular investment plan - investing a certain amount of money at the same time each month or quarter - and to review your portfolio periodically. A periodic investment plan will not, of course, assure a profit or protect against a loss.
If you have any questions, please call us at 1-800-544-8888. We stand ready to provide the information you need to make the investments that are right for you.
Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in a fund's share price, reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells securities that have grown in value), and the effect of the $5 account closeout fee. You can also look at the fund's income as part of its performance.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1995          PAST 6   PAST 1   PAST 5    LIFE OF
                                        MONTHS   YEAR     YEARS     FUND

Spartan High Income                     9.08%    18.91%   150.26%   139.01%

Merrill Lynch High Yield Master Index   7.71%    17.17%   120.20%   n/a

Average High Yield Fund                 6.68%    12.73%   113.47%   n/a

Consumer Price Index                    1.18%    2.81%    15.13%    16.79%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years, or since the fund started on August 29, 1990. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Merrill Lynch High Yield Master Index - a broad measure of the high yield bond market. To measure how the fund's performance stacked up against its peers, you can compare it to the average high current yield fund, which reflects the performance of 128 funds with similar objectives tracked by Lipper Analytical Services over the past six months. These benchmarks include reinvested dividends and capital gains, if any. Comparing the fund's performance to the consumer price index (CPI) helps show how your fund did compared to inflation. (The CPI returns begin on the month end closest to the fund's start date.)
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1995          PAST 1   PAST 5   LIFE OF
                                        YEAR     YEARS    FUND

Spartan High Income                     18.91%   20.14%   18.33%

Merrill Lynch High Yield Master Index   17.17%   17.10%   n/a

Average High Yield Fund                 12.73%   16.27%   n/a

Consumer Price Index                    2.81%    2.86%    3.05%

AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
              Spartan HighHigh Yiel
     08/31/90    10000.00    10000
     09/30/90     9666.58 9565.084
     10/31/90     9488.97 9321.678
     11/30/90     9712.91 9400.644
     12/31/90     9879.66 9536.101
     01/31/91    10039.05 9670.901
     02/28/91    10651.21 10388.71
     03/31/91    11174.31 10835.38
     04/30/91    11458.94 11221.24
     05/31/91    11606.17 11276.04
     06/30/91    11899.82 11502.87
     07/31/91    12288.58 11778.49
     08/31/91    12387.51 12026.05
     09/30/91    12558.14 12179.23
     10/31/91    13022.92 12541.14
     11/30/91    13174.27    12686
     12/31/91    13272.68 12833.38
     01/31/92    13875.85 13282.07
     02/29/92    14386.70 13611.94
     03/31/92    14757.53 13801.86
     04/30/92    14868.95 13902.32
     05/31/92    15045.74 14124.07
     06/30/92    15268.47 14299.56
     07/31/92    15561.57 14589.28
     08/31/92    15833.92 14782.43
     09/30/92    16003.59 14950.86
     10/31/92    15772.92 14762.03
     11/30/92    15906.17  14971.1
     12/31/92    16126.54 15163.87
     01/31/93    16524.63 15537.26
     02/28/93    16871.13 15831.36
     03/31/93    17288.91 16105.83
     04/30/93    17390.25 16221.43
     05/31/93    17600.87 16439.79
     06/30/93    18208.29 16748.66
     07/31/93    18446.41 16928.68
     08/31/93    18600.88 17090.06
     09/30/93    18663.19 17174.39
     10/31/93    19072.20 17497.91
     11/30/93    19362.11 17593.61
     12/31/93    19652.45 17769.53
     01/31/94    20316.99 18158.95
     02/28/94    20313.43 18028.36
     03/31/94    19820.47 17440.87
     04/30/94    19599.30 17237.06
     05/31/94    19680.14 17175.65
     06/30/94    19676.56 17238.86
     07/31/94    19699.51 17360.05
     08/31/94    19701.72 17480.63
     09/30/94    19858.45 17474.01
     10/31/94    19970.36 17518.42
     11/30/94    19906.84  17369.4
     12/31/94    20282.62  17562.6
     01/31/95    20422.40 17810.77
     02/28/95    20905.97 18366.48
     03/31/95    21226.83 18622.08
     04/30/95    21769.89 19058.09
     05/31/95    22190.66 19653.51
     06/30/95    22480.32 19803.62
     07/31/95    22913.07 20030.02
     08/31/95    23197.50 20151.59
     09/30/95    23402.80 20382.14
     10/31/95    23748.30 20526.62

$10,000 OVER LIFE OF FUND: Let's say you invested $10,000 in Spartan High Income Fund on August 31, 1990, shortly after the fund started. As the chart shows, by October 31, 1995, the value of your investment would have grown to $23,748 - a 137.48% increase on your initial investment. This assumes you still own the fund on October 31, 1995, and therefore does not include the effect of the $5 account closeout fee. For comparison, look at how the Merrill Lynch High Yield Master Index did over the same period.
With dividends reinvested, the same $10,000 investment would have grown to $20,527 - a 105.27% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return, and yield
of a fund that invests in
bonds will vary. That means if
you sell your shares during a
market downturn, you might
lose money. But if you can
ride out the market's ups and
downs, you may have a gain.
(checkmark)
TOTAL RETURN COMPONENTS
                 YEARS ENDED APRIL 30,                        AUGUST 29, 1990
      SIX                                                     (COMMENCEMENT
      MONTHS                                                  OF
      ENDED                                                   OPERATIONS)
      OCTOBER                                                 TO APRIL 30,
      31,

      1995       1995                    1994   1993   1992   1991


Dividend return               5.49%   9.46%     8.94%     10.88%    14.44%   8.93%

Capital appreciation          3.59%     1.61%     3.75%     6.07%   15.30%     6.39%

 return

Total return                  9.08%   11.07%    12.69%    16.95%    29.74%   15.32%


DIVIDEND returns and capital appreciation returns are both part of a bond fund's total return. A dividend return reflects the actual dividends paid by the fund. A capital appreciation return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price based on the gains it has from selling securities that have grown in value, and changes in the value of the securities the fund still holds. Both returns assume the dividends or gains are reinvested. Capital appreciation and total returns include the effect of the $5 account closeout fee.
DIVIDENDS AND YIELD
PERIODS ENDED OCTOBER 31, 1995    PAST          PAST 6         PAST
                                  MONTH         MONTHS         YEAR

Dividends per share               8.08(cents)   63.05(cents)   111.87(cents)

Annualized dividend rate          7.73%         10.28%         9.42%

30-day annualized yield           8.61%         -              -

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $12.31 over the past month, $12.17 over the past six months, $11.87 over the past year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.
FUND TALK: THE MANAGER'S OVERVIEW


An interview with David Glancy, Portfolio Manager of Spartan High Income
Fund
Q. DAVID, HOW HAS THE FUND
PERFORMED?
A. For the six- and 12-month periods ending October 31, 1995, the fund had total returns of 9.08% and 18.91%, respectively. For the same six- and 12-month periods, the average high-yield fund returned 6.68% and 12.73% respectively, as tracked by Lipper Analytical Services. The Merrill Lynch High Yield Master Index returned 7.71% for the six-month period and 17.17% for the 12-month period.
Q. OVER THE PAST 12 MONTHS, HIGH-YIELD BONDS WERE AMONG THE BEST-PERFORMING FIXED INCOME INVESTMENTS. WHAT'S BEHIND THAT STRENGTH?
A. A number of factors. The significant decline in interest rates we've seen during that period has helped all bonds, including the high-yield variety. Next, a steadily growing economy and strong earnings reports appeared to fuel investors beliefs that the overall credit quality of the high-yield market was improving. Finally, demand for high- yield bonds has been quite strong as yield-hungry investors looked to the high-yield sector for additional income.
Q. WHAT HELPED THE FUND PERFORM SO WELL OVER THE PAST SIX MONTHS?
A. It came down to individual bond selection. On the positive side, some of the fund's largest holdings were also among its biggest gainers during the past six months. Part of my strategy is to take concentrated positions in situations that Fidelity's in-house research identifies as having the strongest income or capital appreciation potential.
Q. WHICH HOLDINGS IN PARTICULAR DID WELL DURING THE PERIOD?
A. Echostar Communications Corp., a satellite programmer and the fund's largest investment at 6.5% of its assets as of October 31, 1995, performed quite well. The company is one of only three that own the rights to an orbital slot - or location in the sky - from which to broadcast. The price of Echostar bonds rose when the value of that orbital slot was confirmed. Another example of a strong performer is Relvon, which has made tremendous progress since 1991. A number of successful product launches helped to improve the company's operating results and achieve the No. 2 position in the $2.3 billion U.S. cosmetics industry.
Q. WERE THERE ANY HOLDINGS THAT DIDN'T DO AS WELL AS YOU HAD HOPED?
A. Sure. Harrah's Jazz, which was building the only land-based casino in New Orleans and made up 3.8% of the fund's investments at the end of the period, performed terribly. The value of these bonds suffered as revenues generated from its temporary casino location proved to be lower than expected. After the period ended, Harrah's Jazz filed for bankruptcy protection basing its claim upon its bank's unwillingness to fund the balance of the construction costs for a permanent facility. While it's clear that this investment was a major disappointment, it also serves to demonstrate the risks inherent with high-yield bonds. There is a reasonably good chance that a permanent casino will be built. If the project ultimately succeeds, the returns to bond holders could be very attractive.
Q. WHAT'S THE ATTRACTION TO AMERICAN FINANCIAL GROUP?
A. American Financial Group's (AFG) debt and equity are both large positions for the fund and are currently very cheap. The BB-rated debt trades at 370 basis points (one one-hundredth of a percentage point) higher than comparable Treasury bonds. Normally that difference, or spread, would be about 250 basis points. What's more, AFG could be investment grade by 1997. The stock yields 3.5%, trades at nine times 1996 estimated earnings per share.
Q. THE FUND'S HOLDINGS IN SHORT-TERM INVESTMENTS DROPPED TO 18.1% AT THE END OF THE PERIOD, FROM 30.8% SIX MONTHS EARLIER. WHY?
A. Part of the reason for the fund's high stake in short-term investments six months ago - including cash - was because, at the time, a few of the fund's holdings had appreciated to the point where I thought they were at full value. I sold some of those positions and kept cash on hand for a time. That was because the supply of high-yielding issues was quite low and demand was strong. At that time, I wasn't able to find a lot of bonds that I felt were attractive and which I thought would potentially compensate the investor for the risk they carried.
Q. WHERE DID YOU PUT SOME OF THAT CASH TO WORK?
A. Recently, I put part of the cash to work in situations I thought were undervalued. I added bonds issued by the retailer Parisian. These securities had been depressed due to a weak retail environment and an overly aggressive expansion strategy. At the time I bought them, the company was grouped by many investors into the depressed retail sector. However, intensive internal research revealed a strong management team, attractive asset valuations and realistic projections of operational improvements. In my view, those factors make it a compelling investment.
Q. WHAT'S AHEAD FOR THE FUND?
A. I'll continue to invest a portion of the fund in bonds that I feel have the potential to post solid total returns and to offset some of the risk of those positions by maintaining a relatively high cash weighting. I don't think it's wise to take on too much interest rate risk. Also, I'll probably maintain relatively large cash balances to be used to buy attractive bonds if they become more attractively priced. As always, I'll concentrate on finding attractive opportunities and attempting to avoid credit mistakes.
Q. SO WHAT WILL BE YOUR STRATEGY?
A. I've positioned the fund to try to minimize its exposure to interest rate risk. That strategy entails focusing on situations with discernible business risk and the potential for appreciation, versus relying on additional interest rate improvement.

FUND FACTS
GOAL: high current income,
by investing mainly in
investment grade debt
securities, with a focus on
medium- and long-term
bonds.
START DATE: August 6, 1971
SIZE: as of October 31, 1995
more than $1.1 billion
MANAGER: Michael Gray,
since 1987; also manages
Spartan Investment Grade
Bond Fund and VIPII:
Investment Grade; joined
Fidelity
in 1982
(checkmark)
MICHAEL GRAY ON FOREIGN
GOVERNMENT OBLIGATIONS IN
FIDELITY INVESTMENT GRADE
BOND FUND:
"I do not choose to invest in
non-dollar denominated
securities. The fund's
approximately 7% foreign
position is mostly in securities
known as Yankee bonds.
These dollar-denominated
bonds are issued in the U.S.
by foreign governments and
corporations. The advantage of
owning Yankee bonds is that
they generally trade
inexpensively for good quality
instruments. Historically, they
have generally proven to be
strong performers."
(solid bullet)  The fund's estimated
duration at the end of the
period of 4.4 years was
slightly below that of its
benchmark index, the
Lehman Brothers Aggregate
Bond Index, which stood at
approximately 4.6 years.
Duration is a measure of a
bond or bond fund's price
sensitivity to a given change
in interest rates. In other
words, it is the approximate
percentage change in price
for a 1% change in interest
rates. For example, a duration
of 4 years means the fund will
likely go up or down roughly
4% for every 1% change in
interest rates. Of course,
other factors also can
influence a bond fund's
performance and share price.
Accordingly, a bond fund's
actual performance may differ
from this example.
INVESTMENT CHANGES


TOP FIVE HOLDINGS AS OF OCTOBER 31, 1995
(BY ISSUER, EXCLUDING REPURCHASE    % OF FUND'S   % OF FUND'S
AGREEMENTS)                         INVESTMENTS   INVESTMENTS
                                                  IN THESE HOLDINGS
                                                  6 MONTHS AGO

Echostar Communications Corp        6.5           3.1

Harrah's Jazz Co.                   3.8           4.8

American Financial Group            3.8           0.0

Carter Hawley Hale Stores, Inc.     2.7           0.0

Robin Media Group, Inc.             2.6           2.3

TOP FIVE MARKET SECTORS AS OF OCTOBER 31, 1995
                     % OF FUND'S   % OF FUND'S
                     INVESTMENTS   INVESTMENTS
                                   IN THESE MARKET SECTORS
                                   6 MONTHS AGO

Media & Leisure      30.0          23.5

Finance              11.5          15.8

Retail & Wholesale   9.6           4.2

Technology           7.2           3.8

Nondurables          6.5           5.6

QUALITY DIVERSIFICATION AS OF OCTOBER 31, 1995
(MOODY'S RATINGS)   % OF FUND'S   % OF FUND'S
                    INVESTMENTS   INVESTMENTS
                                  6 MONTHS AGO

Aaa, Aa, A          0.0           0.0

Baa                 0.0           0.0

Ba                  12.0          4.4

B                   25.4          17.6

Caa, Ca, C          16.3          11.5

Nonrated            14.5          18.7

UNRATED DEBT SECURITIES THAT ARE EQUIVALENT TO BA AND BELOW AT OCTOBER 31, 1995 AND APRIL 30, 1995 ACCOUNT FOR 13.6% AND 18.7% OF THE FUND'S INVESTMENTS, RESPECTIVELY.
ASSET ALLOCATION
AS OF OCTOBER 31, 1995* AS OF APRIL 30, 1995**
Row: 1, Col: 1, Value: 1.2
Row: 1, Col: 2, Value: 18.1
Row: 1, Col: 3, Value: 9.6
Row: 1, Col: 4, Value: 7.2
Row: 1, Col: 5, Value: 63.9
Row: 1, Col: 1, Value: 2.0
Row: 1, Col: 2, Value: 30.6
Row: 1, Col: 3, Value: 11.4
Row: 1, Col: 4, Value: 4.9
Row: 1, Col: 5, Value: 51.1
Nonconvertible
bonds 63.9%
Convertible bonds,
preferred stock 7.2%
Common stock 9.9%
Short-term
investments 18.1%
Other 0.9%
FOREIGN
INVESTMENTS 1.5%
Nonconvertible
bonds 51.1%
Convertible bonds,
preferred stock 4.9%
Common stock 11.4%
Short-term
investments 30.8%
Other 1.8%
FOREIGN
INVESTMENTS 1.6%
*
**
INVESTMENTS OCTOBER 31, 1995 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


CORPORATE BONDS - 66.9%
 MOODY'S  PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000S)
CONVERTIBLE BONDS - 3.0%
INDUSTRIAL MACHINERY & EQUIPMENT - 0.1%
ELECTRICAL EQUIPMENT - 0.1%
Ampex Corp., Series C, 0%, 6/30/97  - $ 805 $ 784
MEDIA & LEISURE - 0.2%
LODGING & GAMING - 0.2%
Bally Entertainment Corp. 10%, 12/15/06  Caa  2,556  2,492
RETAIL & WHOLESALE - 2.7%
GENERAL MERCHANDISE STORES - 2.7%
Carter Hawley Hale Stores, Inc. 6 1/4%,
12/31/00  Caa  27,910  27,770
TOTAL CONVERTIBLE BONDS   31,046
NONCONVERTIBLE BONDS - 63.9%
AEROSPACE & DEFENSE - 0.4%
Rohr, Inc. 11 5/8%, 5/15/03  Ba3  3,920  4,194
BASIC INDUSTRIES - 3.0%
CHEMICALS & PLASTICS - 1.2%
American Pacific Corp. 11%, 2/21/02 (g)  -  2,300  2,070
G-I Holdings, Inc., Series B, 0%, 10/1/98  Ba3  14,000  10,430
  12,500
IRON & STEEL - 0.5%
Republic Engineered Steels, Inc.
9 7/8%, 12/15/01  B2  5,230  4,812
METALS & MINING - 1.1%
Jorgensen Earle M Co. 10 3/4%, 3/1/00  B2  11,750  11,309
PAPER & FOREST PRODUCTS - 0.2%
Stone Container Corp.:
10 3/4%, 10/1/02  B1  1,740  1,820
 11 1/2%, 10/1/04  B1  370  385
  2,205
TOTAL BASIC INDUSTRIES   30,826
CORPORATE BONDS - CONTINUED
 MOODY'S  PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000S)
CONGLOMERATES - 1.3%
Penn Central Corp. 9 3/4%, 8/1/99  Ba3 $ 13,150 $ 13,347
CONSTRUCTION & REAL ESTATE - 1.2%
CONSTRUCTION - 0.8%
WCI Communities LP 17%, 7/24/98 (f)  -  8,000  7,900
REAL ESTATE - 0.4%
Littlefield Co. Series B, 10%, 12/31/95 (f)  -  4,070  3,688
TOTAL CONSTRUCTION & REAL ESTATE   11,588
DURABLES - 1.0%
TEXTILES & APPAREL - 1.0%
Hat Brands, Inc. (a):
Series B, 12 5/8%, 9/15/02  -  3,470  3,644
 Series D, 12 5/8%, 9/15/02  -  3,000  3,150
Salant Corp. 10 1/2%, 12/31/98  Caa  3,680  3,238
  10,032
ENERGY - 3.7%
ENERGY SERVICES - 0.5%
Falcon Drilling, Inc. 12 1/2%, 3/15/05  B3  5,000  5,350
OIL & GAS - 3.2%
Mesa Capital Corp. secured 12 3/4%,
6/30/98 (d)  Caa  29,330  26,397
United Meridian Corp. 10 3/8%, 10/15/05  B2  6,380  6,492
  32,889
TOTAL ENERGY   38,239
FINANCE - 7.6%
CREDIT & OTHER FINANCE - 0.1%
Tembec Finance Corp. yankee
9 7/8%, 9/30/05  B1  630  614
INSURANCE - 5.2%
American Annuity Group, Inc.
11 1/8%, 2/1/03  Ba3  6,850  7,364
CORPORATE BONDS - CONTINUED
 MOODY'S  PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000S)
FINANCE - CONTINUED
INSURANCE - CONTINUED
American Financial Corp.:
10%, 10/20/99  Ba3 $ 449 $ 452
 9 3/4%, 4/20/04  Ba3  27,760  27,968
 Series B, 9 3/4%, 4/20/04  Ba3  4,000  4,030
CCP Insurance, Inc. 10 1/2%, 12/15/04  Ba2  12,640  13,335
  53,149
SAVINGS & LOANS - 2.2%
Berkeley Federal Bank & Trust FSB
12%, 6/15/05  B1  5,000  5,100
First Nationwide Holdings, Inc.
12 1/4%, 5/15/01  Ba3  15,830  17,651
  22,751
SECURITIES INDUSTRY - 0.1%
ECM Corp. extendible 14%, 6/1/02 (g)  -  1,026  1,129
TOTAL FINANCE   77,643
MEDIA & LEISURE - 24.8%
BROADCASTING - 9.3%
Citicasters, Inc. 9 3/4%, 2/15/04 (a)  B-  8,625  8,668
NWCG Holdings Corp. 0%, 6/15/99  Caa  14,000  9,415
PTI Holdings, Inc. 7%, 12/17/02  -  3,121  1,904
Robin Media Group, Inc. 11 1/8%, 4/1/97  -  26,260  26,982
SCI Television, Inc. secured 11%, 6/30/05  B2  23,591  24,977
Telemundo Group, Inc. 10 1/4%, 12/30/01  -  13,999  13,579
Univision Network Holding LP 7%, 12/17/02  -  15,642  9,464
  94,989
ENTERTAINMENT - 0.4%
Plitt Theatres, Inc. 10 7/8%, 6/15/04  B3  4,410  4,057
LEISURE DURABLES & TOYS - 1.1%
Compact Video, Inc. 12 3/4%, 7/1/96  -  11,250  11,250
LODGING & GAMING - 14.0%
Bally's Casino Holdings, Inc.
10 1/2%, 6/15/98  B2  8,930  6,921
Bally Gaming International, Inc.
10 3/8%, 7/15/98  -  7,500  7,725
GNF Corp., Series B, 10 5/8%, 4/1/03  B2  10,820  9,467
CORPORATE BONDS - CONTINUED
 MOODY'S  PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000S)
MEDIA & LEISURE - CONTINUED
LODGING & GAMING - CONTINUED
Grand Casino Resorts, Inc. gtd.
12 1/2%, 2/1/00  Ba3 $ 20,740 $ 23,229
Griffin Gaming & Entertainment, Inc.
secured 8.21%, 6/30/00 (h)  B3  8,543  7,542
HMH Properties, Inc. 9 1/2%,
5/15/05 (g)  B1  4,000  4,020
Harrah's Jazz Co. 14 1/4%, 11/15/01 (b)  B1  44,520  38,955
Horseshoe Gaming LLC 12 3/4%,
9/30/00 (g)  -  5,000  4,963
Maritime Group Ltd. pay-in-kind
14%, 2/15/97 (b)(h)  -  2,390  454
Showboat, Inc. 13%, 8/1/09  B2  5,000  5,500
Stratosphere Corp. 14 1/4%, 5/15/02  B2  5,980  6,384
Trump Hotels & Casino Resorts Holdings
LP/Trump Hotels & Casino Resorts Funding, Inc.
secured 15 1/2%, 6/15/05  B3  16,290  16,086
Trump Plaza Funding, Inc. gtd. mtg.
10 7/8%, 6/15/01  B3  11,930  11,214
  142,460
TOTAL MEDIA & LEISURE   252,756
NONDURABLES - 5.4%
HOUSEHOLD PRODUCTS - 5.4%
McAndrews & Forbes Group, Inc.
12 1/4%, 7/1/96  -  16,265  16,347
Revlon Consumer Products Corp.
10 1/2%, 2/15/03  B3  14,880  15,289
Revlon Worldwide Corp.
secured 0%, 3/15/98  B3  32,074  23,895
  55,531
RETAIL & WHOLESALE - 6.0%
APPAREL STORES - 0.3%
AnnTaylor, Inc. 8 3/4%, 6/15/00  B1  2,250  1,845
Lamonts Apparel Inc. 10 1/4%, 11/1/99 (b)(g)  -  3,081  770
  2,615
GENERAL MERCHANDISE STORES - 2.3%
Parisian, Inc. 9 7/8%, 7/15/03  Caa  27,945  23,753
CORPORATE BONDS - CONTINUED
 MOODY'S  PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000S)
RETAIL & WHOLESALE - CONTINUED
GROCERY STORES - 3.4%
Di Giorgio Corp. 12%, 2/15/03  B2 $ 1,595 $ 1,244
Pathmark Stores, Inc.:
9 5/8%, 5/1/03  B2  9,000  8,888
 0%, 11/1/03 (d)  B3  4,620  2,980
Purity Supreme, Inc. 11 3/4%, 8/1/99  B3  20,135  22,023
  35,135
TOTAL RETAIL & WHOLESALE   61,503
SERVICES - 0.4%
LEASING & RENTAL - 0.2%
Scotsman Holdings, Inc. pay-in-kind
11%, 3/1/04  -  2,575  2,167
SERVICES - 0.2%
Borg Warner Security Corp.
9 1/8%, 5/1/03  Caa  2,170  1,877
TOTAL SERVICES   4,044
TECHNOLOGY - 6.5%
COMMUNICATIONS EQUIPMENT - 6.5%
Echostar Communications Corp. Unit 0%,
6/1/04 (d)  Caa  103,918  66,508
TRANSPORTATION - 1.8%
AIR TRANSPORTATION - 1.8%
Continental Airlines, Inc. 2nd priority secured
equipment certificate 11%, 3/15/00 (b)  Caa  480  -
Continental Airlines Corp. 10.22%, 7/1/00 (f)  -  10,060  9,054
US Air, Inc.:
9 5/8%, 2/1/01  B3  4,710  4,192
 10%, 7/1/03  B3  6,000  5,295
  18,541
CORPORATE BONDS - CONTINUED
 MOODY'S  PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000S)
UTILITIES - 0.8%
ELECTRIC UTILITY - 0.8%
Del Norte Funding Corp. (b):
lease obligation, 9.95%, 1/2/98  Ca $ 3,150 $ 2,000
 9.05%, 1/2/93  Ca  511  324
 secured lease obligation, 11 1/4%, 1/2/14  Ca  1,895  1,203
El Paso Funding Corp. lease obligation (b):
9 3/8%, 10/1/96  Ca  720  455
 9.20%, 7/2/97  Ca  1,490  946
 10 3/8%, 1/2/11  Ca  470  297
 8.10%, 7/2/11  D  764  439
 10 3/4%, 4/1/13  Ca  3,500  2,214
  7,878
TOTAL NONCONVERTIBLE BONDS   652,630
TOTAL CORPORATE BONDS
(Cost $662,617)   683,676
COMMON STOCKS - 9.9%
 SHARES

BASIC INDUSTRIES - 0.4%
CHEMICALS & PLASTICS - 0.4%
Atlantis Group, Inc. (Trivest/Winston) (a)(f)    39,687  258
Trivest 1992 Special Fund LP     13.6(e)  3,343
  3,601
PACKAGING & CONTAINERS - 0.0%
Crown Packaging Holdings Ltd.
(warrants) (a)    4,576  87
TOTAL BASIC INDUSTRIES   3,688
DURABLES - 0.4%
AUTOS, TIRES, & ACCESSORIES - 0.2%
Freuhauf Trailer Corp. (warrants) (a)(f)     1,125,000  2,250
HOME FURNISHINGS - 0.0%
Polyvision Corp. (a)    11,329  28
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE1)
  (000S)
DURABLES - CONTINUED
TEXTILES & APPAREL - 0.2%
Hat Brands, Inc. (warrants) (a)(f)    29,995 $ 330
HM/Hat Brands Trust unit Class I (a)(e)(f)    1,500,000  1,500
  1,830
TOTAL DURABLES   4,108
FINANCE - 3.8%
INSURANCE - 3.8%
American Financial Group, Inc.     1,374,800  38,494
SECURITIES INDUSTRY - 0.0%
ECM Corp. LP (a)(g)     5,400  540
TOTAL FINANCE   39,034
HOLDING COMPANIES - 0.5%
SDW Holdings Corp. Unit (a)(g)    15,189  4,557
INDUSTRIAL MACHINERY & EQUIPMENT - 0.0%
ELECTRICAL EQUIPMENT - 0.0%
Ampex Corp. Class A (warrants) (a)    98,726  308
INDUSTRIAL MACHINERY & EQUIPMENT - 0.0%
Terex Corp. (rights) (a)(f)    13,020  2
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   310
MEDIA & LEISURE - 4.1%
BROADCASTING - 0.6%
Citicasters, Inc.     145,000  4,477
Chancellor Trust unit Class I (a)(f)    74  1,495
  5,972
LODGING & GAMING - 3.5%
Bally Gaming International, Inc. (warrants) (a)    225,000  1,547
Harrah's Entertainment, Inc.     30,000  742
Horseshoe Gaming LLC (warrants) (a)    2,500,000  500
Maritime Group Ltd. (warrants) (a)    25,920  -
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE1)
  (000S)
MEDIA & LEISURE - CONTINUED
LODGING & GAMING - CONTINUED
Showboat, Inc.     751,650 $ 18,040
Sun International Hotels Ltd. (a)    74,146  2,224
Sun Internaitonal Hotels Ltd. Class B (a)    15,570  479
WMS Industries, Inc. (a)    626,600  12,297
  35,829
TOTAL MEDIA & LEISURE   41,801
NONDURABLES - 0.0%
BEVERAGES - 0.0%
Heileman G Brewing Inc. unit Class 1 (a)(f)    150  150
RETAIL & WHOLESALE - 0.0%
APPAREL STORES - 0.0%
Lamonts Apparel Inc. (a)    562,103  18
Lamonts Apparel Inc. (warrants) (a)    92,674  -
  18
GROCERY STORES - 0.0%
FF Holdings Corp. (a)(f)    455  1
Grand Union Capital Corp. Class B (a)    2,009  -
Purity Supreme, Inc. (warrants) (a)(f)    19,870  -
  1
TOTAL RETAIL & WHOLESALE   19
SERVICES - 0.0%
LEASING & RENTAL - 0.0%
Scotsman Holdings, Inc. (a)    17,917  234
TECHNOLOGY - 0.7%
COMMUNICATIONS EQUIPMENT - 0.0%
Echostar Communications Corp. Class A    5,000  72
ELECTRONICS - 0.7%
Berg Electronics Holdings Corp. (a)(g)    1,175,620  7,054
TOTAL TECHNOLOGY   7,126
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE1)
  (000S)
TRANSPORTATION - 0.0%
AIR TRANSPORTATION - 0.0%
CHC Helicopter Corp. (warrants) (a)    30,960 $ -
UTILITIES - 0.0%
GAS - 0.0%
UGI Corp. (warrants) (a)    37,100  6
TOTAL COMMON STOCKS
(Cost $85,943)   101,033
PREFERRED STOCKS - 4.2%
CONVERTIBLE PREFERRED STOCKS - 0.9%
RETAIL & WHOLESALE - 0.9%
GROCERY STORES - 0.9%
Supermarkets General Holdings Corp.
exchangeable pay-in-kind $3.52 (a)    319,208  9,097
TECHNOLOGY - 0.0%
ELECTRONICS - 0.0%
Alpine Group, Inc. 8% cumulative    6,037  272
TOTAL CONVERTIBLE PREFERRED STOCKS   9,369
NONCONVERTIBLE PREFERRED STOCKS - 3.3%
ENERGY - 1.1%
OIL & GAS - 1.1%
Gulf Canada Resources Ltd. (f)    53,931  148
Gulf Canada Resources Ltd., Series 1
adj. rate    4,071,900  11,509
  11,657
INDUSTRIAL MACHINERY & EQUIPMENT - 0.2%
ELECTRICAL EQUIPMENT - 0.2%
Ampex Corp. 8% (a)(f)    2,723  1,683
PREFERRED STOCKS - CONTINUED
 SHARES VALUE (NOTE1)
  (000S)
MEDIA & LEISURE - 0.9%
BROADCASTING - 0.9%
Cablevision System Corp., Series G exchangeable
pay-in-kind (a)(g)    87,000 $ 8,983
NONDURABLES - 1.1%
HOUSEHOLD PRODUCTS - 1.1%
Revlon Group, Inc., Series B,
exchangeable $14.875    113,039  11,643
TOTAL NONCONVERTIBLE PREFERRED STOCKS   33,966
TOTAL PREFERRED STOCKS
(Cost $39,836)   43,335
PURCHASED BANK DEBT - 0.9%($1,000 Sr. secured disc. notes & 6 warrants)
 MOODY'S  PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000S)
El Paso Electric Co.:
secured (i)   $ 2,890 $ 2,948
 secured loan RGRT Facility (b)    2,640  2,693
 unsecured (b)    5,000  3,100
TOTAL PURCHASED BANK DEBT
(Cost $7,409)   8,741
REPURCHASE AGREEMENTS - 18.1%
 MATURITY
 AMOUNT
Investments in repurchase agreements
(U.S. Treasury obligations) in a
joint trading account at 5.88%,
dated 10/31/95 due 11/1/95  $ 184,484  184,454
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $980,259)  $ 1,021,239
LEGEND
1. Non-income producing
2. Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
3. Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
4. Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date.
5. Represents number of units held.
6. Restricted securities - Investment in securities not registered under the Securities Act of 1933 (see Note 2 of Notes to Financial Statements). Additional information on each holding is as follows:
  ACQUISITION
 ACQUISITION COST
SECURITY DATE (000S)
Ampex Corp. 8% 2/16/95 $ 1,430
Atlantis Group, Inc.
 (Trivest/Winston) 4/6/93 $ 46,451
Chancellor Trust unit
 Class 1 10/12/94 $ 1,495
Continental Airlines Corp.
 10.22%, 7/1/00 7/1/95 $ 8,753
FF Holdings Corp. 10/2/92 $ 18
Freuhauf Trailer Corp. 5/16/95 to
 (warrants) 5/18/95 $ 1,335
Gulf Canada
 Resources Ltd. 10/15/93 $ 134
Hat Brands, Inc. 9/2/92 to
 (warrants) 2/23/94 $ 0
Heileman G
 Brewing, Inc. unit
 Class 1 1/21/94 $ 3,000
H/M Hat Brands
 Trust unit Class 1
  2/22/94 $ 1,500
  ACQUISITION
 ACQUISITION COST
SECURITY DATE (000S)
Littlefield Co.
 Series B, 10%,
 12/31/95 2/28/94 $ 4,070
Purity Supreme Inc.
 (warrants) 4/25/95 $ 0
Terex Corp. (rights). 7/29/92 $ 0
WCI Communities LP
 17%, 7/24/98 7/24/95 $ 7,900
7. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $34,086,000 or 3.3% of net assets.
8. The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due dates on these types of securiteies reflects the next interest rate reset date or, when applicable, the final maturity date.
9. Issuer filed for protection under the Federal Bankruptcy Code, but is currently paying interest under court stipulation.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 0.0% AAA, AA, A 0.0%
Baa 0.0% BBB  1.3%
Ba 12.0% BB  9.3%
B 25.4% B  31.2%
Caa 15.6% CCC  9.7%
Ca, C 0.7% CC, C  0.0%
  D  0.5%
For some foreign government obligations, FMR has assigned the ratings of the sovereign credit of the issuing government. The percentage not rated by either S&P or Moody's amounted to 13.6% including long-term debt categorized as other securities. FMR has determined that unrated debt securities that are lower quality account for 13.6% of the total value of investment in securities.
INCOME TAX INFORMATION
At October 31, 1995, the aggregate cost of investment securities for income tax purposes was $980,627,749. Net unrealized appreciation aggregated $40,611,650, of which $58,446,821 related to appreciated investment securities and $17,835,171 related to depreciated investment securities. FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

AMOUNTS IN THOUSANDS (EXCEPT PER-SHARE AMOUNTS) OCTOBER 31, 1995 (UNAUDITED)

ASSETS

Investment in securities, at value (including repurchase                                 $ 1,021,239
agreements of $184,454) (cost $980,259) -
See accompanying schedule

Cash                                                                                      1

Receivable for investments sold                                                           15,878

Receivable for fund shares sold                                                           634

Dividends receivable                                                                      294

Interest receivable                                                                       18,081

 TOTAL ASSETS                                                                             1,056,127

LIABILITIES

Payable for investments purchased                                              $ 7,273

Distributions payable                                                           1,352

Accrued management fee                                                          677

 TOTAL LIABILITIES                                                                        9,302

NET ASSETS                                                                               $ 1,046,825

Net Assets consist of:

Paid in capital                                                                          $ 998,943

Undistributed net investment income                                                       3,582

Accumulated undistributed net realized gain (loss) on                                     3,319
investments and foreign currency transactions

Net unrealized appreciation (depreciation) on                                             40,981
investments and assets and liabilities in foreign
currencies

NET ASSETS, for 84,753 shares outstanding                                                $ 1,046,825

NET ASSET VALUE, offering price and redemption price per                                  $12.35
share ($1,046,825 (divided by) 84,753 shares)


STATEMENT OF OPERATIONS

AMOUNTS IN THOUSANDS SIX MONTHS ENDED OCTOBER 31, 1995 (UNAUDITED)

INVESTMENT INCOME                                                              $ 2,493
Dividends

Interest                                                                        40,371

 TOTAL INCOME                                                                   42,864

EXPENSES

Management fee                                                       $ 3,633

Non-interested trustees' compensation                                 2

 TOTAL EXPENSES                                                                 3,635

NET INVESTMENT INCOME                                                           39,229

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                                14,710

 Foreign currency transactions                                        2         14,712

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                                24,689

 Assets and liabilities in foreign currencies                         (5)       24,684

NET GAIN (LOSS)                                                                 39,396

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                                $ 78,625
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS                                      SIX MONTHS       YEAR ENDED
                                                          ENDED OCTOBER    APRIL 30,
                                                          31,1995          1995
                                                          (UNAUDITED)

INCREASE (DECREASE) IN NET ASSETS

Operations                                                $ 39,229         $ 55,658
Net investment income

 Net realized gain (loss)                                  14,712           2,196

 Change in net unrealized appreciation (depreciation)      24,684           13,973

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           78,625           71,827
FROM OPERATIONS

Distributions to shareholders                              (38,677)         (52,852)
From net investment income

 In excess of net investment income                        (7,896)          (6,231)

 From net realized gain                                    (2,390)          (4,360)

 In excess of net realized gain                            (2,523)          -

 TOTAL DISTRIBUTIONS                                       (51,486)         (63,443)

Share transactions                                         268,825          362,723
Net proceeds from sales of shares

 Reinvestment of distributions                             41,306           49,861

 Cost of shares redeemed                                   (100,332)        (252,616)

 Redemption fees                                           290              560

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           210,089          160,528
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                  237,228          168,912

NET ASSETS

 Beginning of period                                       809,597          640,685

 End of period (including undistributed net investment    $ 1,046,825      $ 809,597
income of $3,582 and $10,926, respectively)

OTHER INFORMATION
Shares

 Sold                                                      22,073           31,214

 Issued in reinvestment of distributions                   3,401            4,297

 Redeemed                                                  (8,258)          (21,903)

 Net increase (decrease)                                   17,216           13,608


FINANCIAL HIGHLIGHTS

      SIX MONTHS ENDED   YEARS ENDED APRIL 30,                          AUGUST 29, 1990
      OCTOBER 31, 1995                                                  (COMMENCEMEN
                                                                        T OF OPERATIONS)
                                                                        TO

      (UNAUDITED)        1995                    1994 C   1993   1992   APRIL 30, 1991



SELECTED PER-SHARE DATA

Net asset value,               $ 11.990   $ 11.880   $ 12.220   $ 11.900   $ 10.640   $ 10.000
beginning of
period

Income from                     .511       1.076      1.101      1.175      1.292      .811
Investment
Operations
Net investment
 income

 Net realized and               .546       .139       .357       .672       1.614      .602
 unrealized gain
 (loss)

 Total from invest-             1.057      1.215      1.458      1.847      2.906      1.413
 ment operations

Less Distributions              (.524)     (.927)     (.976)     (1.183)    (1.342)    (.796)
From net invest-
 ment income

 In excess of net               (.107)     (.109)     (.078)     -          -          -
in-
 vestment
income

 From net realized              (.030)     (.080)     (.790)     (.370)     (.320)     -
 gain

 In excess of net               (.040)     -          -          -          -          -
 realized gain

 Total distributions            (.701)     (1.116)    (1.844)    (1.553)    (1.662)    (.796)

Redemption fees                 .004       .011       .046       .026       .016       .023
added to paid
in capital

Net asset value,               $ 12.350   $ 11.990   $ 11.880   $ 12.220   $ 11.900   $ 10.640
end of period

TOTAL RETURN B                  9.09%      11.07      12.70      16.96      29.76      15.33%
                                          %          %          %          %

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of             $ 1,047    $ 810      $ 641      $ 601      $ 371      $ 101
period (in millions)

Ratio of expenses               .80%       .80        .75        .70        .70        .70%
to average net                 A          %          %          %          %          A
assets

Ratio of net                    8.59%      8.41       8.07       9.57       11.43      11.98%
investment                     A          %          %          %          %          A
income to
average net
assets

Portfolio turnover              208%       172        213        136        99         72%
rate                           A          %          %          %          %          A


A ANNUALIZED
B TOTAL RETURNS DO NOT INCLUDE THE ACCOUNT CLOSEOUT FEE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C EFFECTIVE MAY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
NOTES TO FINANCIAL STATEMENTS
For the period ended October 31, 1995 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.
Spartan High Income Fund (the fund) is a fund of Fidelity Fixed-Income Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities maturing within sixty days of their purchase date are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date; except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. The fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and
1. SIGNIFICANT ACCOUNTING POLICIES- CONTINUED
INVESTMENT INCOME - CONTINUED
writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees of the fund. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, foreign currency transactions, market discount, partnerships and losses deferred due to wash sales.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year. REDEMPTION FEES. Shares held in the fund less than 270 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FORWARD FOREIGN CURRENCY CONTRACTS. The fund may use foreign currency contracts to facilitate transactions in foreign securities and to manage the fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the fund's investments against currency fluctuations. Also, a contract to buy or sell can offset a previous contract. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.
The U.S. dollar value of forward foreign currency contracts is determined using forward currency exchange rates supplied by a quotation service. Purchases and sales of forward foreign currency contracts having the same settlement date and broker are offset and any realized gain (loss) is recognized on the date of offset; otherwise, gain (loss) is recognized on settlement date.
2. OPERATING POLICIES - CONTINUED
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements that mature in 60 days or less from the date of purchase, and are collateralized by U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The fund, through its custodian, receives delivery of the underlying U.S. Treasury or Federal Agency Securities, the market value of which is required to be at least equal to the repurchase price. For term repurchase agreement transactions, the underlying securities are marked-to-market daily and maintained at a value at least equal to the repurchase price. FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
INTERFUND LENDING PROGRAM. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating funds.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $28,459,000 or 2.8% of net assets.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $1,018,731,000 and $799,208,000, respectively, of which U.S. government and government agency obligations aggregated $82,148,000 and $87,934,000, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR pays all expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. FMR receives a fee that is computed daily at an annual rate of
 .80% of the fund's average net assets.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
MANAGEMENT FEE - CONTINUED
FMR also bears the cost of providing shareholder services to the fund. To offset the cost of providing these services, FMR or its affiliates collect certain transaction fees from the fund's shareholders which amounted to $8,000 for the period.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $1,000 for the period.
TO CALL FIDELITY


FOR FUND INFORMATION AND QUOTES
The Fidelity Telephone Connection offers you special automated telephone services for quotes and balances. The services are easy to use, confidential and quick. All you need is a Touch Tone telephone.
YOUR PERSONAL IDENTIFICATION NUMBER
(PIN)
The first time you call one of our automated telephone services, we'll ask you to set up your Personal Identification
Number (PIN).  The PIN assures that
only you have automated telephone
access to your account information.
Please have your Customer Number
(T-account #) handy when you call -
you'll need it to establish your PIN. If you would ever like to change your PIN, just choose the "Change your Personal
Identification Number" option when
you call. If you forget your PIN, please call a Fidelity representative at 1-800-
544-6666 for assistance.




(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC
(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC
MUTUAL FUND QUOTES*
1-800-544-8544
Just make a selection from this record-ed menu:
PRESS
 For quotes on funds you own.
1.
 For an individual fund quote.
2.
 For the ten most frequently
requested Fidelity fund quotes.
3.
 For quotes on Fidelity Select
Portfolios(registered trademark).
4.
 To change your Personal
Identification Number (PIN).
5.
 To speak with a Fidelity
representative.
6.
(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC
(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC
MUTUAL FUND ACCOUNT
BALANCES 1-800-544-7544
Just make a selection from this record-
ed menu:
PRESS
 For balances on funds you own.
1.
 For your most recent fund activity
(purchases, redemptions, and
dividends).
2.
 To change your Personal
Identification Number (PIN).
3.
 To speak with a Fidelity
representative.
4.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL
VARY AND, EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT
YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO
ASSURANCE THAT
MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN
A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.
TOTAL
RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS
AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.
INVESTMENT ADVISER
Fidelity Management & Research
  Company, Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc. London, England
Fidelity Management & Research
(Far East) Inc. Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
J. Gary Burkhead, Senior Vice President
Robert A. Lawrence, Vice President
David Glancy, Vice President
Arthur S. Loring, Secretary
Kenneth A. Rathgeber, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox*
Phyllis Burke Davis*
Richard J. Flynn*
Edward C. Johnson 3d
E. Bradley Jones*
Donald J. Kirk*
Peter S. Lynch
Edward H. Malone*
Marvin L. Mann*
Gerald C. McDonough*
Thomas R. Williams*
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Co.
Boston, MA
CUSTODIAN
The Bank of New York
New York, NY
FIDELITY'S TAXABLE BOND FUNDS
Capital & Income
Ginnie Mae
Global Bond
Government Securities
Intermediate Bond
Investment Grade Bond
Mortgage Securities
New Markets Income
Short-Intermediate Government
Short-Term Bond
Short-Term World Income
Spartan(Registered trademark) Ginnie Mae
Spartan Government Income
Spartan High Income
Spartan Investment Grade Bond
Spartan Limited Maturity Government
Spartan Long-Term Government Bond
Spartan Short-Intermediate Government
Spartan Short-Term Income
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Account Balances  1-800-544-7544
Exchanges/Redemptions  1-800-544-7777
Mutual Fund Quotes   1-800-544-8544
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)
* INDEPENDENT TRUSTEES
 AUTOMATED LINES FOR QUICKEST SERVICE

(2_FIDELITY_LOGOS)SPARTAN(registered trademark)

SHORT-INTERMEDIATE
GOVERNMENT
FUND
SEMIANNUAL REPORT
OCTOBER 31, 1995
CONTENTS


PRESIDENT'S MESSAGE    3    Ned Johnson on investing
                            strategies.

PERFORMANCE            4    How the fund has done over time.

FUND TALK              7    The manager's review of fund
                            performance, strategy and outlook.

INVESTMENT CHANGES     10   A summary of major shifts in the
                            fund's investments over the past six
                            months.

INVESTMENTS            11   A complete list of the fund's
                            investments with their market
                            values.

FINANCIAL STATEMENTS   13   Statements of assets and liabilities,
                            operations, and changes in net
                            assets,
                            as well as financial highlights.

NOTES                  17   Notes to the financial statements.


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN
EFFECTIVE
PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES,
CALL
1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
PRESIDENT'S MESSAGE


DEAR SHAREHOLDER:
Although the markets have been fairly positive this year, no one can predict what lies ahead for investors. Last year, stocks posted below-average returns and bonds had one of the worst years in history. This downturn followed a period in which the investing environment was generally very positive.
These market ups and downs are a normal part of investing, and there are some basic principles that are helpful for investors to remember in different types of markets.
Keeping in mind that the effects of interest rate changes on your bond investments will only be "paper" gains or losses unless you sell your shares, staying in your bond fund may be appropriate if your investment horizon is at least a year or more. The longer your investing time frame, the more likely it is that you will retain your principal investment through both up and down markets. For example, a 10-year time frame, such as saving for a college education, enables you to weather these ups and downs in a long-term fund, which has higher potential returns. An intermediate-length fund could be appropriate if your investment horizon is two to four years, and a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, there is no assurance that a money market fund will achieve its goal, and it is important to remember that money market funds are not insured or guaranteed by any agency of the U.S. government.
No matter what your investment horizon or portfolio diversity, it makes good sense to follow a regular investment plan - investing a certain amount of money at the same time each month or quarter - and to review your portfolio periodically. A periodic investment plan will not, of course, assure a profit or protect against a loss.
If you have any questions, please call us at 1-800-544-8888. We stand ready to provide the information you need to make the investments that are right for you.
Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in a fund's share price, reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells bonds that have grown in value), and the effect of the $5 account closeout fee. You can also look at the fund's income to measure performance. If Fidelity had not reimbursed certain fund expenses, the fund's returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1995             PAST 6   PAST 1   LIFE OF
                                           MONTHS   YEAR     FUND

Spartan Short-Intermediate Government      5.14%    10.55%   16.25%

Salomon Brothers 1-5 Year Treasury Index   5.39%    10.19%   n/a

Average Short-Term U.S. Government Fund    4.97%    9.25%    n/a

Consumer Price Index                       1.18%    2.81%    8.32%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, or since the fund started on December 18, 1992. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Salomon Brothers 1-5 Year Treasury Index - a broad measure of the performance of short-term government bonds. To measure how the fund's performance stacked up against its peers, you can compare it to the average short-term U.S. government fund, which reflects the performance of 147 funds with similar objectives tracked by Lipper Analytical Services over the past six months. These benchmarks include reinvested dividends and capital gains, if any. Comparing the fund's performance to the consumer price index (CPI) helps show how your fund did compared to inflation. (The CPI returns begin on the month end closest to the fund's start date.) AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1995             PAST 1   LIFE OF
                                           YEAR     FUND

Spartan Short-Intermediate Government      10.55%   5.38%

Salomon Brothers 1-5 Year Treasury Index   10.19%   n/a

Average Short-Term U.S. Government Fund    9.25%    n/a

Consumer Price Index                       2.81%    2.86%

AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
              Spartan Short-InterSalomon Brothers Tr
     12/31/92           10000.00           10000.00
     01/31/93           10120.93           10161.27
     02/28/93           10208.15           10274.24
     03/31/93           10247.68           10308.74
     04/30/93           10301.41           10392.06
     05/31/93           10297.86           10355.25
     06/30/93           10377.82           10467.96
     07/31/93           10413.09           10487.64
     08/31/93           10480.38           10613.64
     09/30/93           10496.09           10650.19
     10/31/93           10523.26           10668.85
     11/30/93           10502.89           10646.36
     12/31/93           10568.05           10689.55
     01/31/94           10658.95           10775.93
     02/28/94           10563.57           10670.89
     03/31/94           10376.92           10562.53
     04/30/94           10330.94           10502.72
     05/31/94           10338.65           10516.52
     06/30/94           10346.79           10533.90
     07/31/94           10479.56           10644.82
     08/31/94           10503.93           10678.05
     09/30/94           10454.19           10620.03
     10/31/94           10473.12           10633.83
     11/30/94           10457.15           10577.10
     12/31/94           10513.02           10605.21
     01/31/95           10660.02           10770.06
     02/28/95           10847.55           10946.66
     03/31/95           10902.60           11006.21
     04/30/95           11012.59           11118.15
     05/31/95           11255.21           11372.45
     06/30/95           11321.07           11439.67
     07/31/95           11342.01           11467.27
     08/31/95           11422.19           11543.69
     09/30/95           11476.32           11603.75
     10/31/95           11579.72           11717.48

$10,000 OVER LIFE OF FUND: Let's say you invested $10,000 in Spartan Short-Intermediate Government Fund on December 31, 1992, shortly after the fund started. As the chart shows, by October 31, 1995, the value of your investment, with dividends reinvested, would have grown to $11,580 - a 15.80% increase on your initial investment. This assumes you still owned the fund on October 31, 1995 and therefore does not include the effect of the $5 account closeout fee. For comparison, look at how the Salomon Brothers 1-5 Year Treasury Index did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $11,717 - a 17.17% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in the
opposite direction of interest
rates. In turn, the share price,
return, and yield of a fund that
invests in bonds will vary. That
means if you sell your shares
during a market downturn, you
might lose money. But if you
can ride out the market's ups
and downs, you may have a
gain.
(checkmark)
TOTAL RETURN COMPONENTS
      SIX MONTHS    YEARS ENDED APRIL 30,         DECEMBER 18, 1992
      ENDED                                       (COMMENCEMENT OF
      OCTOBER 31,                                 OPERATIONS) TO

      1995   1995   1994   APRIL 30, 1993

Dividend return         3.67%   7.12%    6.14%    2.53%

Capital appreciation    1.47%   -0.54%   -5.87%   0.88%
return

Total return            5.14%   6.58%    0.27%    3.41%

DIVIDEND returns and capital appreciation returns are both part of a bond fund's total return. A dividend return reflects the actual dividends paid by the fund. A capital appreciation return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or gains are reinvested. Capital appreciation returns and total returns include the effect of the $5 account closeout fee on an average sized account. DIVIDENDS AND YIELD
PERIODS ENDED OCTOBER 31, 1995    PAST          PAST 6         PAST 1
                                  MONTH         MONTHS         YEAR

Dividends per share               5.60(cents)   34.07(cents)   68.11(cents)

Annualized dividend rate          6.89%         7.07%          7.22%

30-day annualized yield           5.41%         -              -

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $9.57 over the past month, $9.56 over the past six months and $9.44 over the past year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. If the adviser had not reimbursed certain fund expenses during the periods shown, the yield would have been 5.27% and the dividend rate and total returns would have been lower.
FUND TALK: THE MANAGER'S OVERVIEW


An interview with Curt Hollingsworth, Portfolio Manager of Spartan Short-Intermediate Government Fund
Q. CURT, HOW HAS THE FUND PERFORMED?
A. It has done well. For the six- and 12-month periods ended October 31, 1995, the fund had total returns of 5.14% and 10.55%, respectively. Those beat the total returns for the average short-term U.S. government bond fund, which returned 4.97% for the same six-month period and 9.25% for the same 12-month period, according to Lipper Analytical Services. The Salomon Brothers 1-5 Year Treasury Index had a total return of 5.39% for the six-month period and 10.19% for the 12-month period.
Q. WHAT IS MEANT BY TOTAL RETURN?
A. Total return is simply the "total" amount of return to the fund's shareholder, and reflects a sum of income and changes in share price. Interest income is the main source of return for a bond fund over the long term. However, over the shorter term, changes in a bond fund's share price can play a significant role. Fortunately, total return is easy to explain by using a "dollars in, dollars out" example. If someone invested $100 in this bond fund a year ago and reinvested all dividends and capital gains, the investment would have been worth $110.55 as of October 31, 1995. That is what is meant by a total return of 10.55%.
Q. HASN'T IT BEEN A PARTICULARLY GOOD YEAR FOR BONDS?
A. Yes, quite good. Since November 1994, we've seen a big bull market in bonds that has completely reversed all of the sharp declines that occurred through much of 1994. In some ways, it's been a rather quiet rally, especially after headlines in 1994 highlighted the severe downturn. But, again, all of last year's bond market losses have been recouped this year.
Q. WHAT HELPED THE FUND TOP THE LIPPER AVERAGE OVER THE PAST YEAR?
A. My sense is that as interest rates were rising in 1994, other bond fund managers structured their funds so that they would have shorter and shorter durations. Duration is a measure of a bond's or bond fund's sensitivity to changes in interest rates. The shorter a fund's duration, the less sensitive its share price is to changes in interest rates. Perhaps other fund managers were concerned that interest rates would keep rising and didn't expect the decline in rates we saw in 1995. While interest rates were rising, this fund didn't undergo a marked decrease in duration. It stayed the course and maintained a duration that was in line with the market for Treasury notes maturing in one to five years. As a result, the fund was better able to participate in the bond market rally we've seen since November 1994, as interest rates have come down significantly.
Q. HAVEN'T YOU ONCE AGAIN INCREASED THE FUND'S STAKE IN GINNIE MAES
RECENTLY?
A. Yes, I have increased the fund's Ginnie Mae position to 17.6% of investments as of October 31, 1995. In the fall, the prices of Ginnie Maes became relatively less expensive than Treasury bond alternatives. This happened because as Treasury prices were rising dramatically, Ginnie Mae prices were rising more slowly, causing the Ginnie Maes to become undervalued. As a result, Ginnie Maes now offer significantly higher yields than Treasuries. In order to take advantage of this, I invested more of the fund in Ginnie Maes. Looking ahead, I believe that these securities can appreciate and help enhance the income and performance of the fund.
Q. WHAT ARE GINNIE MAES?
A. Ginnie Maes are mortgage-backed securities issued by the Government National Mortgage Asociation (GNMA). These securities are backed by the full faith and credit of the United States government. As a result, there are no securities of a higher credit quality than Ginnie Maes. I invest in Ginnie Maes when I expect that they will outperform comparable Treasury notes.
Q. WHAT OTHER CHANGES HAVE YOU MADE TO THE FUND'S STRUCTURE?
A. During the past year, I have added State of Israel notes that are fully guaranteed by the United States, acting through the Agency for International Development. These agency notes were purchased because they offered higher yields than comparable Treasuries.
Q. THE FUND'S AVERAGE MATURITY WAS LITTLE CHANGED FROM SIX MONTHS AGO. WHY?
A. My approach is not to guess the direction of the market, but rather to focus my attention on identifying the most attractive sectors within the market and the most undervalued securities within each sector. As a result, I don't intend to time the market by shifting direction in anticipation of interest rate changes. Instead, I will manage the fund so that it will have approximately the same duration as the Salomon Brothers 1-5 Year Treasury Index.
Q. WHAT'S YOUR OUTLOOK?
A. My outlook is that both inflation and interest rates will be more stable in the coming year than they have been in recent years. As a result, I plan to spend more time looking for opportunities in the Ginnie Mae market, because these securities tend to perform better during periods of stability. If I am successful in uncovering these opportunities, they could add yield and return that will benefit the fund's shareholders.

FUND FACTS
GOAL: high current income,
by investing mainly in
investment grade debt
securities, with a focus on
medium- and long-term
bonds.
START DATE: August 6, 1971
SIZE: as of October 31, 1995
more than $1.1 billion
MANAGER: Michael Gray,
since 1987; also manages
Spartan Investment Grade
Bond Fund and VIPII:
Investment Grade; joined
Fidelity
in 1982
(checkmark)
MICHAEL GRAY ON FOREIGN
GOVERNMENT OBLIGATIONS IN
FIDELITY INVESTMENT GRADE
BOND FUND:
"I do not choose to invest in
non-dollar denominated
securities. The fund's
approximately 7% foreign
position is mostly in securities
known as Yankee bonds.
These dollar-denominated
bonds are issued in the U.S.
by foreign governments and
corporations. The advantage of
owning Yankee bonds is that
they generally trade
inexpensively for good quality
instruments. Historically, they
have generally proven to be
strong performers."
(solid bullet)  The fund's estimated
duration at the end of the
period of 4.4 years was
slightly below that of its
benchmark index, the
Lehman Brothers Aggregate
Bond Index, which stood at
approximately 4.6 years.
Duration is a measure of a
bond or bond fund's price
sensitivity to a given change
in interest rates. In other
words, it is the approximate
percentage change in price
for a 1% change in interest
rates. For example, a duration
of 4 years means the fund will
likely go up or down roughly
4% for every 1% change in
interest rates. Of course,
other factors also can
influence a bond fund's
performance and share price.
Accordingly, a bond fund's
actual performance may differ
from this example.
INVESTMENT CHANGES


COUPON DISTRIBUTION AS OF OCTOBER 31, 1995
               % OF FUND'S    % OF FUND'S INVESTMENTS
               INVESTMENTS    6 MONTHS AGO

 Under 7%       1.7            7.0

 7 -  7.99%     24.2           25.4

 8 -  8.99%     39.0           59.0

 9 -  9.99%     11.6           0.0

10 - 10.99%     1.0            0.8

11% and over    0.2            0.2

COUPON DISTRIBUTION SHOWS THE RANGE OF STATED INTEREST RATES ON THE FUND'S INVESTMENTS, EXCLUDING REPURCHASE AGREEMENTS.
AVERAGE YEARS TO MATURITY AS OF OCTOBER 31, 1995
               6 MONTHS AGO

Years    2.6    2.7

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY DOLLAR AMOUNT.
DURATION AS OF OCTOBER 31, 1995
               6 MONTHS AGO

Years    2.2    2.2

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
ASSET ALLOCATION
AS OF OCTOBER 31, 1995 AS OF APRIL 30, 1995
Mortgage-backed
securities 17.6%
U.S. Treasury
obligations 47.6%
U.S. government
agency obligations 12.5%
Repurchase
agreements 22.3%

Mortgage-backed
securities 2.4%
U.S. Treasury
obligations 77.4%
U.S. government
agency obligations 12.6%
Repurchase
agreements 7.6%

Row: 1, Col: 1, Value: 22.3
Row: 1, Col: 2, Value: 12.5
Row: 1, Col: 3, Value: 47.6
Row: 1, Col: 4, Value: 17.6
Row: 1, Col: 1, Value: 7.6
Row: 1, Col: 2, Value: 12.6
Row: 1, Col: 3, Value: 77.40000000000001
Row: 1, Col: 4, Value: 2.4
INVESTMENTS OCTOBER 31, 1995 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - 60.1%
 MOODY'S  PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000S)
U.S. TREASURY OBLIGATIONS - 47.6%
7 1/4%, 11/15/96   $ 1,500,000 $ 1,524,378
8 1/2%, 5/15/97    660,000  687,634
8 3/4%, 10/15/97    24,270,000  25,650,235
9%, 5/15/98    3,360,000  3,619,862
9 1/4%, 8/15/98    9,060,000  9,875,400
7 3/4%, 12/31/99    13,116,000  14,044,350
  55,401,859
U.S. GOVERNMENT AGENCY OBLIGATIONS - 12.5%
State of Israel (guaranteed by U.S. Government
through Agency for International Development):
5 1/4%, 3/15/98    220,000  217,318
 4 7/8%, 9/15/98    120,000  117,000
 6%, 2/15/99    50,000  50,146
 7 1/8%, 8/15/99    11,638,000  12,080,779
 7 3/4%, 11/15/99    514,000  544,568
 5 3/4%, 3/15/00    280,000  277,026
 6.05%, 8/15/00    1,260,000  1,263,578
  14,550,415
TOTAL U.S. GOVERNMENT AND GOVERNMENT
AGENCY OBLIGATIONS (Cost $68,999,188)   69,952,274
U.S. GOVERNMENT AGENCY - MORTGAGE-BACKED SECURITIES - 17.6%
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 17.6%
8.00%, 11/15/10     18,400,000  19,055,592
10.00%, 6/15/13 to 11/15/25    1,114,072  1,219,802
12.00%, 1/15/14 to 3/15/14    83,745  95,207
13.00%, 9/15/14    73,618  86,039
TOTAL U.S. GOVERNMENT AGENCY -
MORTGAGE-BACKED SECURITIES (Cost $20,442,600)   20,456,640
REPURCHASE AGREEMENTS - 22.3%
 MATURITY
 AMOUNT
Investments in repurchase agreements
(U.S. Treasury obligations) in a
joint trading account at 5.88%,
dated 10/31/95 due 11/1/95 (Note 3)  $ 26,014,248  26,010,000
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $115,451,788)  $ 116,418,914
INCOME TAX INFORMATION
At October 31, 1995, the aggregate cost of investment securities for income tax purposes was $115,451,788. Net unrealized appre- ciation aggregated $967,126, of which $995,232 related to appreciated investment securities and $28,106 related to depreciated investment securities.
At April 30, 1995 the fund had a capital loss carryforward of approximately $2,494,000 of which $168,000 and $2,326,000 will expire on April 30, 2002 and 2003, respectively.
The fund has elected to defer to its fiscal year ending April 30, 1996 approximately $1,181,000 of losses recognized during the period November 1, 1994 to April 30, 1995.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

AMOUNTS IN THOUSANDS OCTOBER 31, 1995 (UNAUDITED)

ASSETS

Investment in securities, at value (including repurchase                   $ 116,418,914
agreements of $26,010,000) (cost $115,451,788) -
See accompanying schedule

Cash                                                                        608

Interest receivable                                                         1,093,575

 TOTAL ASSETS                                                               117,513,097

LIABILITIES

Payable for investments purchased                           $ 19,540,578

Payable for fund shares redeemed                             59,202

Distributions payable                                        69,837

Accrued management fee                                       39,847

 TOTAL LIABILITIES                                                          19,709,464

NET ASSETS                                                                 $ 97,803,633

Net Assets consist of:

Paid in capital                                                            $ 99,927,327

Distributions in excess of net investment income                            (6,046)

Accumulated undistributed net realized gain (loss)                          (3,084,774)
on investments

Net unrealized appreciation (depreciation) on                               967,126
investments

NET ASSETS, for 10,204,956 shares outstanding                              $ 97,803,633

NET ASSET VALUE, offering price and redemption price per                    $9.58
share ($97,803,633 (divided by) 10,204,956 shares)


STATEMENT OF OPERATIONS

AMOUNTS IN THOUSANDS SIX MONTHS ENDED OCTOBER 31, 1995 (UNAUDITED)

INVESTMENT INCOME                                                                 $ 3,619,973
Interest

EXPENSES

Management fee                                                       $ 314,488

Non-interested trustees' compensation                                 175

 Total expenses before reductions                                     314,663

 Expense reductions                                                   (146,158)    168,505

NET INVESTMENT INCOME                                                              3,451,468

REALIZED AND UNREALIZED GAIN (LOSS)                                                600,580
Net realized gain (loss) on investment securities

Change in net unrealized appreciation (depreciation) on                            871,665
investment securities

NET GAIN (LOSS)                                                                    1,472,245

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                                   $ 4,923,713
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS                                        SIX MONTHS       YEAR ENDED
                                                            ENDED OCTOBER    APRIL 30,
                                                            31, 1995         1995
                                                            (UNAUDITED)

INCREASE (DECREASE) IN NET ASSETS

Operations                                                  $ 3,451,468      $ 4,148,797
Net investment income

 Net realized gain (loss)                                    600,580          (2,078,331)

 Change in net unrealized appreciation (depreciation)        871,665          2,114,235

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING             4,923,713        4,184,701
FROM OPERATIONS

Distributions to shareholders from net investment income     (3,453,045)      (3,933,715)

Share transactions                                           39,561,364       90,170,216
Net proceeds from sales of shares

 Reinvestment of distributions                               2,960,111        3,267,353

 Cost of shares redeemed                                     (40,076,449)     (53,526,180)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING             2,445,026        39,911,389
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                    3,915,694        40,162,375

NET ASSETS

 Beginning of period                                         93,887,939       53,725,564

 End of period (including distributions in excess of        $ 97,803,633     $ 93,887,939
net investment income of $6,046 and $4,469,
respectively)

OTHER INFORMATION
Shares

 Sold                                                        4,135,625        9,650,275

 Issued in reinvestment of distributions                     309,302          348,431

 Redeemed                                                    (4,187,042)      (5,715,464)

 Net increase (decrease)                                     257,885          4,283,242


FINANCIAL HIGHLIGHTS
      SIX MONTHS    YEARS ENDED APRIL          DECEMBER 18, 1992
      ENDED         30,                        (COMMENCEMENT
      OCTOBER 31,                              OF OPERATIONS) TO
      1995                                     APRIL 30,

      (UNAUDITED)   1995   1994 E   1993


SELECTED PER-SHARE DATA

Net asset value, beginning of period       $ 9.440     $ 9.490    $ 10.090   $ 10.000

Income from Investment Operations           .341        .665       .616       .257
Net investment income

 Net realized and unrealized                .140        (.065)     (.579)     .083
 gain (loss)                                            D

 Total from investment operations           .481        .600       .037       .340

Less Distributions                          (.341)      (.650)     (.617)     (.250)
From net investment income

 In excess of net investment income         -           -          (.010)     -

 In excess of net realized gain             -           -          (.010)     -
 on investments

 Total distributions                        (.341)      (.650)     (.637)     (.250)

Net asset value, end of period             $ 9.580     $ 9.440    $ 9.490    $ 10.090

TOTAL RETURN  B, C                          5.15%       6.60%      .29%       3.43%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)    $ 97,804    $ 93,888   $ 53,726   $ 54,853

Ratio of expenses to average                .35% A,     .10%       .10%       .02% A,
net assets                                  F          F          F           F

Ratio of net investment income to           7.08%  A    7.35%      7.33%      7.28% A
average net assets

Portfolio turnover rate                     180%  A     282%       271%       587% A


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ACCOUNT CLOSEOUT FEE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET GAIN ON INVESTMENTS FOR THE PERIOD ENDED DUE TO THE TIMING OF SALES AND REPURCHASES OF FUND SHARES IN RELATION TO FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND.
E EFFECTIVE MAY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF
INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
F FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
NOTES TO FINANCIAL STATEMENTS
For the period ended October 31, 1995 (Unaudited)


5. SIGNIFICANT ACCOUNTING POLICIES.
Spartan Short-Intermediate Government Fund (the fund) is a fund of Fidelity Fixed-Income Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Short-term securities maturing within sixty days of their purchase date are valued either at amortized cost or original cost plus accrued interest, both of which approximate current value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Interest income, which includes accretion of original issue discount, is accrued as earned.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS.
Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, market discount, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Distributions in excess of net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
6. OPERATING POLICIES.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements that mature in 60 days or less from the date of purchase, and are collateralized by U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The fund, through its custodian, receives delivery of the underlying U.S. Treasury or Federal Agency Securities, the market value of which is required to be at least equal to the repurchase price. For term repurchase agreement transactions, the underlying securities are marked-to-market daily and maintained at a value at least equal to the repurchase price. FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
7. JOINT TRADING ACCOUNT.
At the end of the period, the fund had 20% or more of its total investments in repurchase agreements through a joint trading account. These repurchase agreements were with entities whose creditworthiness has been reviewed and found satisfactory by FMR. The maturity values of the joint trading account investments were $26,014,248 at 5.88%. The investments in repurchase agreements through the joint trading account are summarized as follows:
SUMMARY OF JOINT TRADING
Dated 10/31/95, due 11/1/95
Number of dealers or banks 25
Maximum amount with one dealer or bank 15.0%
Aggregate principal amount of agreements $18,413,950,000
Aggregate maturity amount of agreements $18,416,960,000
Aggregate market value of collateral $18,835,133,000
Coupon rates of collateral 0.0% to 15.75%
Maturity dates of collateral 11/15/95 to 11/15/24
8. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of long-term U.S. government and government agency obligations aggregated $87,479,295 and $82,617,473, respectively.
9. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR pays all expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. FMR receives a fee that is computed daily at an annual rate of
 .65% of the fund's average net assets.
FMR also bears the cost of providing shareholder services to the fund. To offset the cost of providing these services, FMR or its affiliates collect certain transaction fees from the fund's shareholders which amounted to $2,870 for the period.
10. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse the fund's operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above a specified percentage of average net assets. During the period, this expense limitation ranged from .20% to .50% of average net assets and the reimbursement reduced expenses by $146,158.
11. LITIGATION.
On April 21, 1995, a former shareholder of the fund filed a complaint in the United States District Court in Philadelphia against Fidelity Fixed Income Trust, FMR, Fidelity Distributors Corporation and FMR Corp. The complaint alleges that, in violation of the federal securities laws and a Pennsylvania consumer protection statute, the fund's prospectuses and registration statements prior to June 1995 contained misleading statements regarding the dollar-weighted average maturity of the fund's portfolio. By order dated November 22, 1995, the Court certified the suit as a class action, on behalf of those persons who purchased fund shares pursuant to the fund's 1992, 1993, and 1994 prospectuses and registration statements, with respect to the former shareholder's claims under sections 11 and 15 of the Securities Act of 1933 and the state consumer protection statute. The Court denied certification of the suit as a class action under section 12 of the Securities Act of 1933. The complaint seeks rescission and unspecified monetary damages and attorney's fees, and such other relief as the Court may grant. The defendants deny the allegations in the complaint and intend to defend the action vigorously.

TO CALL FIDELITY


FOR FUND INFORMATION AND QUOTES
The Fidelity Telephone Connection offers you special automated telephone services for quotes and balances. The services are easy to use, confidential and quick. All you need is a Touch Tone telephone.
YOUR PERSONAL IDENTIFICATION NUMBER
(PIN)
The first time you call one of our automated telephone services, we'll ask you to set up your Personal Identification
Number (PIN).  The PIN assures that
only you have automated telephone
access to your account information.
Please have your Customer Number
(T-account #) handy when you call -
you'll need it to establish your PIN. If you would ever like to change your PIN, just choose the "Change your Personal
Identification Number" option when
you call. If you forget your PIN, please call a Fidelity representative at 1-800-
544-6666 for assistance.




(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC
(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC
MUTUAL FUND QUOTES*
1-800-544-8544
Just make a selection from this record-ed menu:
PRESS
 For quotes on funds you own.
1.
 For an individual fund quote.
2.
 For the ten most frequently
requested Fidelity fund quotes.
3.
 For quotes on Fidelity Select
Portfolios(registered trademark).
4.
 To change your Personal
Identification Number (PIN).
5.
 To speak with a Fidelity
representative.
6.
(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC
(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC
MUTUAL FUND ACCOUNT
BALANCES 1-800-544-7544
Just make a selection from this record-
ed menu:
PRESS
 For balances on funds you own.
1.
 For your most recent fund activity
(purchases, redemptions, and
dividends).
2.
 To change your Personal
Identification Number (PIN).
3.
 To speak with a Fidelity
representative.
4.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL
VARY AND, EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT
YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO
ASSURANCE THAT
MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN
A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.
TOTAL
RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS
AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.
TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.
(LETTER_GRAPHIC)(LETTER_GRAPHIC)(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
(LETTER_GRAPHIC)(LETTER_GRAPHIC)(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
OVERNIGHT EXPRESS
Fidelity Investments
100 Crosby Parkway - KP2C
Covington, KY 41015-4399
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 193
Boston, MA 02210-0193
(LETTER_GRAPHIC)(LETTER_GRAPHIC)(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602